  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997

                                                      REGISTRATION NO. 33-47927
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               ----------------

                                   FORM S-6
                                POST-EFFECTIVE

                             AMENDMENT No. 5
          To REGISTRATION STATEMENT Under THE SECURITIES ACT OF 1933

                               ----------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                             (EXACT NAME OF TRUST)

                      METROPOLITAN LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)
                               1 Madison Avenue
                           New York, New York 10010
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                           GARY A. BELLER, ESQ.

               Executive Vice-President and General Counsel
                      Metropolitan Life Insurance Company
                               1 Madison Avenue
                           New York, New York 10010
               (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                  Copies to:
               GARY O. COHEN, ESQ. and THOMAS C. LAUERMAN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C. 20036

                               ----------------

  It is proposed that the filing will become effective (check appropriate box)

     [_] immediately upon filing pursuant to paragraph (b) of Rule 485

     [X] on May 1, 1997 pursuant to paragraph (b) of Rule 485

     [_] 60 days after filing pursuant to paragraph (a) of Rule 485
     [_] on (date), pursuant to paragraph (a) of Rule 485

                               ----------------

  This filing is made pursuant to Rule 6c-3 and 6e-3(T) under the Investment Company Act of 1940 to register interests in Metropolitan Life Separate Account UL which funds certain variable universal life insurance policies.


  Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities. THE REGISTRANT'S RULE 24F-2 NOTICE WAS FILED WITH THE COMMISSION ON FEBRUARY 27, 1997.

-------------------------------------------------------------------------------
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

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      METROPOLITAN LIFE INSURANCE COMPANY

                             CROSS-REFERENCE TABLE

ITEMS OF
FORM N-8B-2                               CAPTIONS IN PROSPECTUS
-----------                               ----------------------
   1...................... Cover Page
   2...................... SUMMARY--About Metropolitan Life
   3...................... Inapplicable
   4...................... SALES AND ADMINISTRATION OF THE POLICIES; SUMMARY--
                            About Metropolitan Life
   5, 6, 7................ SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--The
                            Separate Account; STATE REGULATION
   8...................... FINANCIAL STATEMENTS
   9...................... Inapplicable
  10(a)................... OTHER POLICY PROVISIONS--Owner; Beneficiary; Collat-
                            eral Assignment
  10(c), 10(d)............ DEFINITIONS--Valuation Date; SUMMARY--Surrender and
                            Surrender Charges; Partial Withdrawal; Free Look
                            Period; POLICY BENEFITS--Benefit at Final Date;
                            POLICY RIGHTS--Surrender and Withdrawal Privileges;
                            Exchange Privilege; PAYMENT AND ALLOCATION OF PRE-
                            MIUMS--Allocation of Premiums and Cash Value, Cash
                            Value Transfers; THE FIXED ACCOUNT--Transfers,
                            Withdrawals, Surrenders, and Policy Loans; OTHER
                            POLICY PROVISIONS--Payment and Deferment
  10(e)................... PAYMENT AND ALLOCATION OF PREMIUMS--Policy Termina-
                            tion and Reinstatement
  10(f)................... VOTING RIGHTS
  10(g)(1)-(3), 10(h)(1)-
   (3).................... RIGHTS RESERVED BY METROPOLITAN LIFE
  10(g)(4), 10(h)(4)...... Inapplicable
  10(i)................... POLICY BENEFITS--Death Benefits; Death Benefit Op-
                            tions; Cash Value; Optional Income Plans; Optional
                            Insurance Benefits; PAYMENT AND ALLOCATION OF PRE-
                            MIUMS--Issuance of a Policy; Premiums; Allocation
                            of Premiums and Cash Value; Policy Termination and
                            Reinstatement
  11...................... SUMMARY--The Separate Account and the Metropolitan
                            Series Fund; The Fixed Account; SEPARATE ACCOUNT
                            AND METROPOLITAN SERIES FUND--Metropolitan Series
                            Fund
  12(a)................... Cover Page
  12(b), 12(e)............ Inapplicable
  12(c), 12(d)............ SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Met-
                            ropolitan Series Fund

ITEMS OF
FORM N-8B-2                                CAPTIONS IN PROSPECTUS
-----------                                ----------------------
  13(a), 13(b), 13(c),      SUMMARY--The Separate Account and the Metropolitan
   13(d)...................  Series Fund; The Fixed Account; Fund Transfers and
                             Charges; Premium Expense Charges; Monthly Deduction
                             from Cash Value; Separate Account Charges; Fund In-
                             vestment Management Fees; Increase in Specified
                             Face Amount Charge; Surrender and Surrender
                             Charges; CHARGES AND DEDUCTIONS; SEPARATE ACCOUNT
                             AND METROPOLITAN SERIES FUND--The Separate Account;
                             POLICY BENEFITS--Death Benefit Increases
  13(e).................... SALES AND ADMINISTRATION OF THE POLICIES
  13(f), 13(g)............. Inapplicable
  14....................... PAYMENT AND ALLOCATION OF PREMIUMS--Issuance of a
                             Policy; SALES AND ADMINISTRATION OF THE POLICIES
  15....................... PAYMENT AND ALLOCATION OF PREMIUMS
  16....................... SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Met-
                             ropolitan Series Fund
  17(a), 17(b)............. Captions referenced under Items 10(c), 10(d), 10(e)
                             and 10(i) above
  17(c).................... Inapplicable
  18(a), 18(c)............. SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND
  18(b), 18(d)............. Inapplicable
  19....................... SALES AND ADMINISTRATION OF THE POLICIES; VOTING
                             RIGHTS; REPORTS
  20(a), 20(b)............. RIGHTS RESERVED BY METROPOLITAN LIFE; SEPARATE AC-
                             COUNT AND METROPOLITAN SERIES FUND--The Separate
                             Account
  20(c), 20(d), 20(e),
   20(f)................... Inapplicable
  21(a), 21(b)............. POLICY RIGHTS--Loan Privileges; OTHER POLICY PROVI-
                             SIONS--Payment and Deferment
  21(c), 22................ Inapplicable
  23....................... SALES AND ADMINISTRATION OF THE POLICIES
  24....................... OTHER POLICY PROVISIONS
  25....................... SUMMARY--About Metropolitan Life
  26....................... CHARGES AND DEDUCTIONS--Other Charges
  27....................... SUMMARY--About Metropolitan Life
  28....................... MANAGEMENT
  29....................... Inapplicable
  30, 31, 32, 33, 34....... Inapplicable
  35....................... STATE REGULATION
  36, 37................... Inapplicable

ITEMS OF
FORM N-8B-2                                CAPTIONS IN PROSPECTUS
-----------                                ----------------------
  38....................... SALES AND ADMINISTRATION OF THE POLICIES; DISTRIBU-
                             TION OF THE POLICIES
  39....................... SUMMARY--About Metropolitan Life; SALES AND ADMINIS-
                             TRATION OF THE POLICIES; DISTRIBUTION OF THE POLI-
                             CIES
  40(a).................... Inapplicable
  40(b).................... SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Met-
                             ropolitan Series Fund; CHARGES AND DEDUCTIONS--
                             Other Charges
  41(a).................... SUMMARY--About Metropolitan Life; SALES AND ADMINIS-
                             TRATION OF THE POLICIES
  41(b), 41(c), 42, 43..... Inapplicable
  44(a).................... SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Met-
                             ropolitan Series Fund; POLICY BENEFITS--Cash Value
  44(b).................... Inapplicable
  44(c).................... CHARGES AND DEDUCTIONS--Monthly Deduction From Cash
                             Value
  45....................... Inapplicable
  46....................... Captions referenced under Item 44 above
  47....................... Captions referenced under Items 10(c) and 16 above
  48, 49................... Inapplicable
  50....................... SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--The
                             Separate Account
  51(a), 51(b)............. SUMMARY--About Metropolitan Life; Cover Page; POLICY
                             BENEFITS--Optional Insurance Benefits; POLICY
                             RIGHTS--Exchange Privileges
  51(c), 51(d), 51(e)...... Captions referenced under Item 10(i) above
  51(f).................... PAYMENT AND ALLOCATION OF PREMIUMS--Policy Termina-
                             tion and Reinstatement
  51(g).................... Captions referenced under Items 10(i) and 13 above
  51(h), 51(j)............. Inapplicable
  51(i).................... DISTRIBUTION OF THE POLICIES
  52(a), 52(c)............. RIGHTS RESERVED BY METROPOLITAN LIFE
  52(b), 52(d)............. Inapplicable
  53(a).................... FEDERAL TAX MATTERS
  53(b), 54 through 58..... Inapplicable
  59....................... FINANCIAL STATEMENTS

                               MAY 1, 1997
                                  PROSPECTUS
                                      for
             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES
                (Minimum Initial Specified Face Amount $50,000)
                                   Issued by
                      METROPOLITAN LIFE INSURANCE COMPANY

  The individual flexible premium multifunded life insurance policies ("Policies") offered by this Prospectus are issued by Metropolitan Life Insurance Company ("Metropolitan Life") and are designed to provide lifetime insurance coverage on the insureds named in the Policies, as well as maximum flexibility in connection with premium payments and death benefits. This flexibility allows an owner of a Policy to provide for changing insurance needs within the confines of a single insurance policy.

  The Policy provides for a death benefit payable at the insured's death as long as the Policy is still in effect. The Policy owner may choose either Death Benefit Option A (the death benefit is fixed in amount) or Death Benefit Option B (the death benefit includes the Policy's cash value in addition to a fixed insurance amount). For Policies issued on or after May 1, 1994 and provided Death Benefit Option C is available in the state where the Policy is issued, a Policy owner, where the insured is age 60 or less, will have a third possible choice: Death Benefit Option C (the death benefit includes the Policy's cash value in addition to a fixed insurance amount if the insured dies prior to the Policy anniversary on which the insured is 65 and is fixed in amount if death occurs thereafter). If greater than the death benefit otherwise payable under Option A, B or C, a minimum death benefit equivalent to a percentage of the cash value will be paid.

  The Policy's cash value will vary with the investment experience of the Separate Account investment divisions to which amounts are allocated and the fixed rates of interest earned by allocations to the General Account. The cash value will also be adjusted for other factors, including the amount of charges imposed and the premium payments made. The Policy owner may withdraw or borrow a portion of the Policy's cash surrender value, or the Policy may be fully surrendered, at any time, subject to certain limitations and charges. The Policy owner has the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions.

  The premiums paid, less premium expense charges, will be allocated at the owner's discretion among one or more investment divisions of Metropolitan Life Separate Account UL ("Separate Account") and/or a fixed interest account ("Fixed Account") within the General Account of Metropolitan Life. The assets in each investment division are invested in shares of a corresponding portfolio of the Metropolitan Series Fund, Inc. ("Fund"). Metropolitan Life is the investment manager of the Fund and the distributor of its shares. Metropolitan Life also distributes and administers the Policies. The prospectus for the Fund describes the investment objectives and certain attendant risks of the eleven currently available portfolios of the Fund. The following chart lists the name of each available portfolio and the Company that has the day-to-day investment management responsibility with respect to each such Portfolio.

      PORTFOLIO                               PORTFOLIO MANAGER
      ---------                               -----------------
                                              GFM International Investors
      GFM International Stock                 Limited
    ------------------------------------------------------------------------
      Janus Mid Cap                           Janus Capital Corporation
    ------------------------------------------------------------------------
      Loomis Sayles High Yield Bond           Loomis, Sayles & Company, L.P.
    ------------------------------------------------------------------------
                                              Metropolitan Life Insurance
      MetLife Money Market                    Company
    ------------------------------------------------------------------------
                                              Metropolitan Life Insurance
      MetLife Stock Index                     Company
    ------------------------------------------------------------------------
      Scudder Global Equity                   Scudder, Stevens & Clark, Inc.
    ------------------------------------------------------------------------
                                              State Street Research &
      State Street Research Aggressive Growth Management Company
    ------------------------------------------------------------------------
                                              State Street Research &
      State Street Research Diversified       Management Company
    ------------------------------------------------------------------------
                                              State Street Research &
      State Street Research Growth            Management Company
    ------------------------------------------------------------------------
                                              State Street Research &
      State Street Research Income            Management Company
    ------------------------------------------------------------------------
      T. Rowe Price Small Cap Growth          T. Rowe Price Associates, Inc.


  As in the case of other life insurance policies, it may not be advantageous to purchase flexible premium multifunded life insurance as a replacement for an existing life insurance policy or in addition to an existing flexible premium multifunded life insurance policy.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. INTERESTS IN THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, OR GUARANTEED BY THE U.S. GOVERNMENT, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, ENTITY OR PERSON, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC., WHICH CONTAINS ADDITIONAL INFORMATION ABOUT
THE FUND.
       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
1 Madison Avenue, New York, New York 10010             Telephone (800) 638-5000

                               TABLE OF CONTENTS

                                           PAGE
                                           ----
DEFINITIONS...............................   3
SUMMARY...................................   5
 Purpose of Summary.......................   5
 About Metropolitan Life..................   5
 Policy in Brief..........................   5
 Premiums.................................   5
 Cash Value...............................   5
 Benefits and Riders......................   5
 Death Benefit Options....................   5
 The Fixed Account........................   6
 The Separate Account and the Metropolitan
  Series Fund.............................   6
 The Funding Options......................   6
 Automated Investment Strategies..........   6
 Fund Transfers and Charges...............   7
 Premium Expense Charges..................   7
 Monthly Deduction From Cash Value........   7
 Separate Account Charges.................   7
 Increase in Specified Face Amount Charge.   7
 Surrender and Surrender Charges..........   7
 Partial Withdrawal.......................   7
 Loans....................................   7
 Fund Investment Management Fees and Di-
  rect Expenses...........................   8
 Free Look Period.........................   9
 Tax Treatment of Cash Value..............   9
 Tax Treatment of the Death Benefit.......   9
 Communications...........................   9
SEPARATE ACCOUNT AND METROPOLITAN
 SERIES FUND..............................  10
 The Separate Account.....................  10
 Metropolitan Series Fund.................  10
POLICY BENEFITS...........................  11
 Death Benefits...........................  11
 Death Benefit Options....................  12
 Cash Value...............................  14
 Benefit at Final Date....................  22
 Optional Income Plans....................  22
 Optional Insurance Benefits..............  22
PAYMENT AND ALLOCATION OF PREMIUMS........  22
 Issuance of a Policy.....................  22
 Premiums.................................  23
 Allocation of Premiums and Cash Value....  23

                                                                          PAGE
                                                                          ----
 Policy Termination and Reinstatement....................................  25
CHARGES AND DEDUCTIONS...................................................  26
 Premium Expense Charges.................................................  26
 Transfer Charge.........................................................  26
 Monthly Deduction From Cash Value.......................................  26
 Charges Against the Separate Account....................................  28
 Surrender Charge........................................................  28
 Guarantee of Certain Charges............................................  30
 Other Charges...........................................................  30
ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, CASH SURRENDER VALUES AND
 ACCUMULATED PREMIUMS....................................................  30
POLICY RIGHTS............................................................  44
 Loan Privileges.........................................................  44
 Surrender and Withdrawal Privileges.....................................  45
 Exchange Privilege......................................................  45
THE FIXED ACCOUNT........................................................  46
 General Description.....................................................  46
 Fixed Account Benefits..................................................  46
 Fixed Account Cash Value................................................  46
 Transfers, Withdrawals, Surrenders and Policy Loans.....................  47
RIGHTS RESERVED BY METROPOLITAN LIFE.....................................  47
OTHER POLICY PROVISIONS..................................................  47
SALES AND ADMINISTRATION OF THE POLICIES.................................  48
DISTRIBUTION OF THE POLICIES.............................................  48
FEDERAL TAX MATTERS......................................................  49
 Taxation of the Policy..................................................  49
 Taxation of Metropolitan Life...........................................  50
MANAGEMENT...............................................................  51
VOTING RIGHTS............................................................  54
 Right to Instruct Voting of Fund Shares.................................  54
 Disregard of Voting Instructions........................................  54
REPORTS..................................................................  54
STATE REGULATION.........................................................  55
REGISTRATION STATEMENT...................................................  55
LEGAL MATTERS............................................................  55
EXPERTS..................................................................  55
FINANCIAL STATEMENTS.....................................................  55
APPENDIX TO PROSPECTUS...................................................  94

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. METROPOLITAN LIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY METROPOLITAN LIFE.

                                  DEFINITIONS

  Age--The age in full years of the insured at issue of the Policy or in the case of an increase, at the time of the increase, plus the number of full Policy years completed since issue or increase. A full Policy year is completed upon the commencement of the next succeeding Policy year.

  Base Administration Charge--The portion of the first year monthly administration charge which is determined by the Age of the insured under a Policy and not by the specified face amount.

  Beneficiary--The beneficiary is the person or persons designated by the owner of the Policy to receive the insurance proceeds upon the death of the insured.

  Cash Surrender Value--The cash value less any indebtedness and any applicable surrender charge (computed from the tables set forth under "Surrender Charge") and, if the Policy is surrendered in the first Policy year, less the Base Administration Charge for each full Policy month remaining to the end of the first Policy year.

  Cash Value--The sum of the Policy cash values in the Fixed Account, the investment divisions of the Separate Account and the Policy Loan Account.

  Date of Policy--The date set forth in the Policy that is used to determine Policy years and Policy months from issue. Policy anniversaries are measured from the Date of Policy.

  Designated Office--The home office of Metropolitan Life at 1 Madison Avenue, New York, New York 10010, to which all Policy owner communications are to be sent. Metropolitan Life may, by written notice, name other locations within the United States to serve as designated offices, in place of or in addition to the home office.

  Final Date--The policy anniversary on which the insured is age 95.

  Fixed Account--An account which is part of the General Account and to which Metropolitan Life will allocate net premiums as directed by the owner of a Policy and credit certain fixed rates of interest.

  General Account--The assets of Metropolitan Life other than those allocated to the Separate Account or any other legally-segregated separate account.

  Guideline Annual Premium--The level annual amount of premium that would be payable through the Final Date of a Policy for the specified face amount of the Policy if premiums were fixed by Metropolitan Life as to both timing and amount and were based on 1980 Commissioners Standard Ordinary Mortality Tables, net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders.

  Indebtedness--The total of any unpaid Policy loan and loan interest.

  Insured--The person upon whose life the Policy is issued.

  Investment Start Date--The date the first premium is applied to the Fixed Account and/or the Separate Account. It is the later of (1) the Date of Policy and (2) the date the first premium for a Policy is received at the Designated Office.

  Investment Division--A subdivision of the Separate Account. The assets in each investment division are invested exclusively in the shares of a specified portfolio.

  Loan Value--The maximum amount that may be borrowed under the Policy. The loan value equals the Policy's cash surrender value less two monthly deductions, or, if greater, 75% (90% in Virginia and Maryland) of the cash surrender value (or, in Texas, the Policy's cash surrender value less two monthly deductions or 100% of the cash surrender value in the Fixed Account and 75% of the cash surrender value in the Separate Account, if greater).

  Minimum Initial Specified Face Amount--The minimum specified face amount of insurance for which a Policy may be issued. Currently, the amount is $100,000 for insureds in the preferred rate class, $50,000 for most other insureds, $25,000 for certain insureds over age 59 and $250,000 for most Policies distributed through brokers (see "Distribution of the Policies").

  Monthly Anniversary--The same date in each month as the Date of Policy. For purposes of the Separate Account, whenever the monthly anniversary date falls on a date other than a Valuation Date, the next Valuation Date will be deemed to be the monthly anniversary.

  Monthly Deduction--Charges deducted monthly from the cash value of a Policy and which include the monthly cost of term insurance, the monthly cost of any benefits provided by riders, and the monthly policy charges.

  Planned Periodic Premium--The Policy owner's self-determined level-amount premium planned to be paid at fixed intervals over a specified period of time. The Policy owner is not required to follow this schedule after the first two Policy years.

  Policy--The flexible premium multifunded life insurance policy offered by Metropolitan Life and described in this Prospectus.

  Policy Loan Account--An account within the General Account to which cash value from the Separate Account and/or the Fixed Account in an amount equal to a Policy loan requested by a Policy owner is transferred.

  Policy Month--The month beginning on the monthly anniversary.

  Policy owner ("Owner")--The person so designated in the application or as subsequently changed.

  Portfolio--A portfolio represents a different class (or series) of stock of the Metropolitan Series Fund, Inc., a mutual fund in which the Separate Account assets are invested.

  Separate Account--Metropolitan Life Separate Account UL, a separate investment account of Metropolitan Life through which premiums paid under the Policy are invested to the extent allocated to the Separate Account by the Policy owner.

  Specified Face Amount--The amount of insurance specified on the face of the Policy.

  Target Premium--The estimated annual amount which would keep a Policy in force to maturity based on the insured's attained age and sex, the specified face amount of insurance and reasonable estimates of mortality and interest, as established as of the Date of Policy.

  Valuation Date--Each day on which the New York Stock Exchange is open for trading or, on days other than when the New York Stock Exchange is open, on which it is determined that there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its redeemable securities might be materially affected. Valuations for any date other than a Valuation Date will be determined as of the next Valuation Date.

  Valuation Period--The period between two successive Valuation Dates, commencing at 4:00 p.m., New York City time, on each Valuation Date and ending at 4:00 p.m., New York City time, on the next succeeding Valuation Date.

  This Prospectus describes only those aspects of the Policy that relate to the Separate Account since only interests in the Separate Account are being offered by this Prospectus. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Policy functions (see "The Fixed Account").

                                    SUMMARY
 ................................................................................

PURPOSE OF SUMMARY

  This summary was written to give you an overview of the Policy and is quali-fied by the more detailed information provided in the prospectus and the Poli-cy, when issued. You may find it helpful to review the definitions of terms de-scribed preceding this summary before reading the prospectus in full.

ABOUT METROPOLITAN LIFE

  Metropolitan Life, the issuer of the Policies, is a mutual life insurance company incorporated under the laws of the State of New York in 1866. Its home office is located at 1 Madison Avenue, New York, New York 10010. MetLife is au-thorized to transact business in all states of the United States, the District of Columbia, Puerto Rico, and all Provinces of Canada. Metropolitan Life, serv-ing millions of people, is one of the largest financial services companies in the world with many of the largest United States corporations for its clients. On December 31, 1996, Metropolitan Life had total life insurance in force of approximately $1.6 trillion and total assets under management of approximately $298 billion.

POLICY IN BRIEF

  The Policy is issued by Metropolitan Life. It is designed to meet the chang-ing life insurance needs of a Policy owner. The Policy provides for a choice of death benefit options, flexible premium payments, and cash value accumulation through the Policy owner's selected options.

  The owner of the Policy may, within limits:

  .  Select from among three death benefit options
  .  Increase or decrease the specified face amount
  .  Choose the amount and frequency of premium payments

  .  Direct net premium payments to any of twelve funding options
  .  Transfer amounts among the funding options.

PREMIUMS

  The Policy owner selects a planned periodic premium payment schedule at the time of application. A minimum premium payment equal to the target premium must be paid during each of the first two Policy years. This schedule does not need to be followed after the first two Policy years; a planned periodic payment may be skipped, or subject to certain limitations, additional premium payments of at least $250 may be made. Payment of the planned periodic premium does not guarantee that the Policy will remain in force after the first two Policy years. For a Policy to remain in force, the cash surrender value on any monthly anniversary must be enough to cover the monthly deduction. (See "Payment and Allocation of Premiums.")

CASH VALUE

  The Policy's total cash value includes the Policy value in the Separate Ac-count, the Fixed Account, and the Policy Loan Account. This value reflects the investment experience of the Separate Account investment divisions selected, the interest credited to any allocations to the Fixed Account, loan activity, partial withdrawals, and Policy charges. There is no guaranteed minimum cash value if amounts are allocated to the Separate Account. (See "Policy Benefits," "Policy Rights" and "The Fixed Account.")

BENEFITS AND RIDERS

  A Policy owner has the flexibility to add optional insurance benefits by rid-er. These riders include spouse term insurance, children's term insurance, ac-cidental death benefit, disability waiver benefit, and accelerated death bene-fit. (See "Policy Benefits.")

DEATH BENEFIT OPTIONS

  The Policy provides for three death benefit options in most states:

  .Option A: the death benefit is the specified face amount of the Policy.

  . Option B: the death benefit is equal to the specified face amount of the Policy plus the cash value on the date of death.

 . Option C: available for Policies issued on or after May 1, 1994 where the in-
             sured is age 60 or less (not available in Minnesota, Montana, or South Carolina), the death benefit is equal to the specified face amount of the Policy plus the cash value on the date of death un-til the Policy anniversary at age 65; at Policy anniversary age
             65, the death benefit is recalculated to equal the specified face amount plus the cash value on the Policy anniversary at age 65;
             the death benefit does not vary after this recalculation.

  After the second Policy year, the Policy owner may change the death benefit option or increase or decrease the specified face amount, subject to certain conditions and limitations. Such changes can have tax consequences and affect the charges assessed under the Policy. (See "Policy Benefits.")

THE FIXED ACCOUNT

  Fixed Account assets are held in the General Account of Metropolitan Life. Net premiums allocated to the Fixed Account are credited with an effective an-nual interest rate of at least 4% per year. (See "The Fixed Account.")

THE SEPARATE ACCOUNT AND THE METROPOLITAN SERIES FUND

  Separate Account UL is a separate investment account of Metropolitan Life. It currently has eleven investment divisions. The assets of each division are in-vested in the corresponding portfolio of the Metropolitan Series Fund, Inc. There are currently eleven portfolios of the Fund available to Policy owners. Each portfolio of the Fund has a different investment objective. (See "Separate Account and Metropolitan Series Fund," and the prospectus for the Fund, which is attached at the end of this prospectus.)

THE FUNDING OPTIONS

  The available investment divisions of the Separate Account are the State Street Research Growth, State Street Research Income, MetLife Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, GFM International Stock, Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity divisions. Some of the divisions may not be available in all states. Consult a sales rep-resentative registered with Metropolitan Life for more information. The Policy owner may allocate the net premiums paid to one or more of the investment divi-sions of the Separate Account and/or to the Fixed Account. Net premiums are equal to the premium paid less premium expense charges. Unlike the Fixed Ac-count, the investment performance of a Separate Account investment division is not guaranteed by Metropolitan Life. The Policy owner should consider his or her risk tolerance before selecting the funding options for premium payments. A Policy owner may change the allocation of future net premiums at any time. (See "Separate Account and Metropolitan Series Fund," "Payment and Allocation of Premiums," and "The Fixed Account.")

AUTOMATED INVESTMENT STRATEGIES

  There are currently four automated investment strategies available.

  . Equity Generator SM--If monthly interest earned is at least $20, the in-terest is transferred from the Fixed Account to the Policy owner's se-lected option of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division.

  . Equalizer SM--At the end of a specified period as determined by Metropol-itan Life (e.g. monthly, quarterly) a transfer is made between the Fixed Account and the Policy owner's selected option of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Divi-sion to make them equal in value.

  . Allocator SM--The Policy owner designates a monthly transfer from the MetLife Money Market Division to the Fixed Account and/or any investment division.

  . Rebalancer SM--Cash value is redistributed quarterly so that it is allo-cated among the Fixed Account and the investment divisions of the Sepa-rate Account in the same proportion in which net premiums are allocated.

FUND TRANSFERS AND CHARGES

  A Policy owner may transfer amounts among the investment divisions of the Separate Account and to/from the Fixed Account. Currently there are no charges assessed for transfers. Metropolitan Life reserves the right to charge up to $25 for each transfer; however, no charges will be assessed under any of the automated investment strategies. (See "Payment and Allocation of Premiums," and "Charges and Deductions.")

PREMIUM EXPENSE CHARGES

  A 5 1/2% charge is deducted from each premium payment. The charge includes:
   . 2% for front-end sales charges
   . 2% for state premium tax charges
   . 1 1/2% to recover a portion of Metropolitan Life's federal income taxes. (See "Charges and Deductions.")

MONTHLY DEDUCTION FROM CASH VALUE

  The Policy's cash value is reduced each month by the sum of: 1) cost of term insurance charge, 2) cost of additional riders charge, and 3) administration charge. (See "Charges and Deductions.")

  The monthly administration charge for the first Policy year is $0.25 per $1,000 of specified face amount plus a monthly base administration charge of:

   . $5 for Ages under 18
   . $15 for Ages 18 to 49
   . $20 for Ages 50 and above.

  If the Policy is surrendered during the first Policy year, any remaining amount of the full year's base administration charge will be deducted upon surrender.

  After the first Policy year, the monthly administration charge is determined by the specified face amount of the Policy. The charge is:
   . $9 for specified face amounts of less than $100,000
   . $7 for specified face amounts of $100,000 to $249,999
   . $5 for specified face amounts of $250,000 and above.

SEPARATE ACCOUNT CHARGES

  A daily charge is made against the Separate Account for mortality and expense risks assumed by Metropolitan Life. This charge is equivalent to an annual rate of 0.90% of the average daily value of the assets in the Separate Account at-tributable to the Policies. (See "Charges and Deductions.")

INCREASE IN SPECIFIED FACE AMOUNT CHARGE

  Any increase in the specified face amount requested by a Policy owner will result in a one-time underwriting expense charge of up to a maximum of $5 per thousand dollars of increase. (See "Policy Benefits.")

SURRENDER AND SURRENDER CHARGES

  At any time the Policy owner may request in writing the Policy's cash surren-der value. A surrender charge is imposed during the first 15 Policy years and during the first 15 Policy years after an increase in the specified face amount. (See "Charges and Deductions" and "Policy Rights.")

PARTIAL WITHDRAWALS

  Partial withdrawals of at least $250 may be made from the Policy's cash value without charge. The request must be made in writing. Partial withdrawals under death benefit Option A or Option C (on or after Policy anniversary 65) will re-duce the specified face amount of the Policy. (See "Policy Rights.")

LOANS

  A Policy owner may obtain a Policy loan whenever the Policy has a loan value. The loan value equals the cash surrender value less two monthly deductions, or if greater, 75% of the cash surrender value (90% in Virginia and Maryland). For Policies issued in Texas, the loan value equals the Policy's cash surrender value less two monthly deductions or 100% of the cash surrender value in the Fixed Account and 75% of the cash surrender value in the Separate Account, if greater. The loan amount is placed into the Policy Loan Account as collateral, and is credited an interest rate of no less than 4% per year. Currently the rate credited is 6%. The rate charged on the loan is a fixed rate of 8% per year. Loan interest is payable at the end of each Policy year. Loans and ac-crued interest may be repaid at any time prior to the Final Date. (See "Policy Rights.")

FUND INVESTMENT MANAGEMENT FEES AND DIRECT EXPENSES

  For providing investment management services to the Fund, Metropolitan Life receives a fee from the Fund for providing investment management services to each Portfolio. The following chart shows the fee and other Fund expenses for each Portfolio.

    METROPOLITAN SERIES FUND ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET
                                  ASSETS)

                                                                OTHER
                                                              EXPENSES
                                                            AFTER EXPENSE
                                                 MANAGEMENT REIMBURSEMENT
                                                    FEES         (A)      TOTAL
                                                 ---------- ------------- -----
  MetLife Stock Index Portfolio.................    .25%        .05%      .30%
  State Street Research Income Portfolio(d).....    .33%        .07%      .40%
  MetLife Money Market Portfolio................    .25%        .18%      .43%
  State Street Research Diversified
   Portfolio(d).................................    .46%        .04%      .50%
  State Street Research Growth Portfolio(d).....    .51%        .04%      .55%
  State Street Research Aggressive Growth
   Portfolio(d).................................    .71%        .04%      .75%
  T. Rowe Price Small Cap Growth Portfolio(b)...    .55%        .20%      .75%
  Scudder Global Equity Portfolio(b)(c).........    .62%        .20%      .82%
  Loomis Sayles High Yield Bond Portfolio(b)....    .70%        .20%      .90%
  Janus Mid Cap Portfolio(b)....................    .75%        .20%      .95%
  GFM International Stock Portfolio(d)..........    .75%        .22%      .97%

 --------

 (a) Prior to May 16, 1993, Metropolitan Life paid all expenses of the then existing portfolios of the Fund other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses.

 (b) The Portfolios commenced operations on March 3, 1997. Management fees and other expenses for these Portfolios are estimated amounts for the year ending December 31, 1997. Metropolitan Life has agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the net assets for each of the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios until a Portfolio's total net assets are at least $100 million, or March 2, 1999, whichever is earlier. The marginal fee rate for the T. Rowe Price Small Cap Growth Portfolio, Janus Mid Cap Portfolio, and Scudder Global Equity Portfolio will decrease when the dollar amount in each such Portfolio reaches certain threshold amounts.

 (c) Metropolitan Life has agreed to waive a portion of its investment management fee for the Scudder Global Equity Portfolio during the first year of the Portfolio's operations. The waiver of investment management fees during the first six months of the Portfolio's operations will be equal to .35% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .175% of such assets on the next $50 million, .15% of such assets on the next $400 million and .1375% of such assets on amounts in excess of $500 million. During the second six months of the Portfolio's operations such waiver of the investment management fee will be equal to .175% of assets up to $50 million, .0875% of assets on the next $50 million, .075% of assets on the next $400 million and .06875% of such assets in excess of $500 million. Absent its waiver of its investment management fee, Metropolitan Life estimates that the management fee and other expenses for the Scudder Global Equity Portfolio would be .84% and .20%, respectively, for a total of 1.04%.

 (d) Reflects 1996 fees and expenses, restated for proposed management fee revisions expected to take effect August 1, 1997.

  For a full description of the Fund, see the prospectus for the Fund, which is attached at the end of this Prospectus, and the Fund's Statement of Additional Information referred to therein.

FREE LOOK PERIOD

  The Policy owner may return the Policy during the free look period. This pe-riod is the later of 10 days after receipt of the Policy (except where state law requires a longer period) or 45 days after Part A of the application has been completed. If the Policy is returned, Metropolitan Life will send the Pol-icy owner a complete refund of any premiums paid within 7 days. The refund of any premium paid by check, however, may be delayed until the check has cleared the Policy owner's bank. There is a similar free look period after an increase in the specified face amount that applies only to the amount of the increase. This free look period is the later of 10 days after the owner receives revised Policy pages reflecting the increase or 45 days after the application for the increase has been completed. During this period, the Policy owner may elect to terminate the face amount increase, and all Policy values will be restored to what they would have been had the increase not occurred. Metropolitan Life will also refund the amount of any premiums paid, to the extent necessary for the Policy to continue to be within the definition of life insurance for federal income tax purposes. (See "Premium Limitations.")

TAX TREATMENT OF CASH VALUE

  Cash value in the Policy is not taxed until it is withdrawn. In general, a Policy owner will be taxed on the amount of cash value withdrawn that is in ex-cess of the premiums paid at the time of withdrawal, surrender, or Policy Final Date. This excess is treated as ordinary income. Special rules govern withdraw-als and loans from contracts referred to as modified endowment contracts. If a Policy is part of a collateral assignment equity split-dollar arrangement with an employer, any increase in cash value may be taxable annually. An individual should consult with and rely on the advice of a tax advisor with respect to any type of split-dollar arrangement involving a Policy. (See "Federal Tax Mat-ters.")

TAX TREATMENT OF THE DEATH BENEFIT

  The beneficiary generally will not be taxed on the death benefit proceeds of the Policy. The death benefit under the Policy may be subject to Federal estate tax. (See "Federal Tax Matters.")

COMMUNICATIONS

  Premium payments and other communications should be sent to the Designated Office for the Policy. Metropolitan Life may establish different Designated Of-fices for various Policy transactions. The Policy owner should use the forms that Metropolitan Life has prepared for these purposes. The forms may be ob-tained from an account representative or the Designated Office.

  A premium payment or other communication is considered received on the date that it is actually received in the Designated Office (the "Date of Receipt") with two exceptions: 1) if received on a day that is not a Valuation Date or 2) if received by other than U.S. mail after 4:00 p.m. New York City time. The Date of Receipt will then be the next Valuation Date.

 ...............................................................

SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND
 ................................................................................

THE SEPARATE ACCOUNT

  The Separate Account, which is a separate investment account of Metropolitan Life, was established by Metropolitan Life pursuant to the New York Insurance Law on December 13, 1988. The Separate Account also receives premium payments in connection with an earlier form of the flexible premium multifunded life in-surance policy, a flexible premium variable life insurance policy and group variable universal life insurance policies issued by Metropolitan Life. The as-sets allocated to the Separate Account are the property of Metropolitan Life, and Metropolitan Life is not a trustee by reason of the Separate Account. Met-ropolitan Life may accumulate in the Separate Account mortality and expense risk charges, mortality gains and investment gains on those assets (which rep-resent such charges) in the Separate Account and other amounts in excess of Metropolitan Life's liabilities and reserves with respect to the Separate Account.

  The Separate Account meets the definition of "separate account" under the federal securities laws. All income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Metropolitan Life. Each Policy provides that such portion of the assets in the Separate Account as equals the liabilities (and reserves) of Metropolitan Life with respect to the Separate Account shall not be chargeable with liabilities arising out of any other business of Metropolitan Life. Metropolitan Life may from time to time transfer to its General Account any assets in the Separate Account in excess of such reserves and liabilities. The liabilities are Metro-politan Life's total commitments under the Policies; the reserves are the as-sets allocated to pay these commitments.

  Although the Separate Account is an integral part of Metropolitan Life, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration does not involve supervision of management or investment practices or policies of the Separate Account or of Metropolitan Life by the Commission.

  There are currently eleven investment divisions in the Separate Account. The assets in each investment division are invested in a separate class (or series) of stock issued by the Fund. Each class of stock represents a separate portfo-lio within the Fund. New investment divisions may be added as new portfolios are added to the Fund and made available to Policy owners. In addition, invest-ment divisions may be eliminated from the Separate Account. The owner of a Pol-icy may designate how the net premiums under the Policy are to be allocated among the then current investment divisions.

METROPOLITAN SERIES FUND

  The Fund is a "series" type of mutual fund which is registered with the Secu-rities and Exchange Commission as a diversified open-end management investment company under the 1940 Act. The Fund has served as the investment medium for the Separate Account since the Separate Account commenced operations. A brief summary of the investment objectives of each Fund portfolio presently available to Policy owners is set forth below.

  State Street Research Growth Portfolio. The investment objective of this portfolio is to achieve long-term growth of capital and income, and moderate current income, by investing primarily in common stocks that are believed to be of good quality or to have good growth potential or which are considered to be undervalued based on historical investment standards.

  State Street Research Income Portfolio. The investment objective of this portfolio is to achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and the preservation of capital, by investing primarily in fixed-income, high-quality debt securities.

  MetLife Money Market Portfolio. The investment objective of this portfolio is to achieve the highest possible current income consistent with the preservation of capital and maintenance of liquidity, by investing primarily in short-term money market instruments.

  State Street Research Diversified Portfolio. The investment objective of this portfolio is to achieve a high total return while attempting to limit invest-ment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof, at the discretion of State Street Research.

  State Street Research Aggressive Growth Portfolio. The investment objective of this portfolio is to achieve maximum capital appreciation by investing pri-marily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, un-dervalued securities or special situations.

  GFM International Stock Portfolio. The investment objective of this portfolio is to achieve long-term growth of capital by investing primarily in common stocks and equity-related securities of non-United States companies.

  MetLife Stock Index Portfolio. The investment objective of this portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price In-dex (adjusted to assume reinvestment of dividends) by investing in the common stock of companies which are included in the index.

 ...............................................................

  Loomis Sayles High Yield Bond Portfolio: The investment objective of this portfolio is to achieve high total investment return through a combination of current income and capital appreciation. The Portfolio will normally invest at least 65% of its assets in fixed income securities of below investment grade quality.

  Janus Mid Cap Portfolio: The investment objective of this non-diversified portfolio is to provide long-term growth of capital. It pursues this objective by investing primarily in securities issued by medium sized companies.

  T. Rowe Price Small Cap Growth Portfolio: The investment objective of this portfolio is to achieve long-term growth by investing in small capitalization companies.

  Scudder Global Equity Portfolio: The investment objective of this portfolio is to achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Portfolio invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It also may invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.

  Metropolitan Life acts as the investment manager for the Fund; State Street Research & Management Company ("State Street Research"), a wholly-owned subsidiary of Metropolitan Life, provides sub-investment management services with respect to the State Street Research Growth, State Street Research Income, State Street Research Diversified and State Street Research Aggressive Growth Portfolios. GFM International Investors Limited ("GFM"), a subsidiary of Metropolitan Life, provides sub-investment management services with respect to the GFM International Stock Portfolio. Loomis, Sayles & Company, L.P. ("Loomis Sayles"), whose general partner is indirectly owned by Metropolitan Life, provides sub-investment management services with respect to the Loomis Sayles High Yield Bond Portfolio. T. Rowe Price Associates, Inc. ("T. Rowe Price") provides sub-investment management services with respect to the T. Rowe Price Small Cap Growth Portfolio. Janus Capital Corporation ("Janus") provides sub-investment management services with respect to the Janus Mid Cap Portfolio. Scudder, Stevens & Clark, Inc. ("Scudder") provides sub-investment management services with respect to the Scudder Global Equity Portfolio. Sub-investment manager fees are paid by Metropolitan Life. It is expected that State Street Research will become the sub-investment manager with respect to the MetLife Money Market Portfolio and the GFM International Stock Portfolio on August 1, 1997. GFM will become the sub-sub-investment manager and will continue to have day-to-day investment responsibility for the GFM International Stock Portfolio. In the event these changes take place, the names of the portfolios will be changed to the State Street Research Money Market Portfolio and the State Street Research International Stock Portfolio, respectively.

  Metropolitan Life purchases and redeems Fund shares for the Separate Account at their net asset value without the imposition of any sales or redemption charges. Such shares represent an interest in one of the portfolios of the Fund which correspond to the investment divisions of the Separate Account. Any dividend or capital gain distributions received from the Fund are likewise re-invested in Fund shares at net asset value as of the dates paid. The distribu-tions have the effect of reducing the value of each share of the Fund and in-creasing the number of Fund shares outstanding. However, the total cash value in the Separate Account does not change as a result of such distributions.

  On each Valuation Date, shares of each portfolio are purchased or redeemed by Metropolitan Life for the Separate Account, based on, among other things, the amounts of net premiums allocated to the Separate Account, dividends and distributions reinvested, transfers to and among investment divisions, Policy loans, loan repayments and benefit payments to be effected pursuant to the terms of the Policies as of that date. Such purchases and redemptions for the Separate Account are effected at the net asset value per share for each port-folio determined as of 4:00 p.m., New York City time, on that same Valuation Date.

  A full description of the Fund, its investment policies and restrictions, its charges and other aspects of its operation is contained in the prospectus for the Fund, which is attached at the end of this Prospectus, and in the Statement of Additional Information referred to therein. See "The Fund and its Purpose," in the prospectus for the Fund for a discussion of the different separate accounts of Metropolitan Life and its affiliates that invest in the Fund and the risks related thereto.

POLICY BENEFITS
 ...............................................................................

  The discussion below assumes that no riders under the Policy are in effect. See the Appendix to Prospectus, for a discussion of how certain riders can af-fect benefits under the Policy.

DEATH BENEFITS

  As long as the Policy remains in force (see "Policy Termination and Rein-statement--Termination"), Metropolitan Life will, upon due proof of the insured's death, pay the insurance proceeds of the Policy to the named benefi-ciary. The proceeds may be received by the beneficiary in a single sum or un-der one or more of the optional income plans set forth in the Policy (see "Op-tional Income Plans").

  The insurance proceeds are: The death benefit provided under Option A, Op-tion B or Option C, whichever is elected and in effect on the date of death; plus (b) any additional insurance on the insured's life that is provided

 ...............................................................
by rider; minus (c) any outstanding indebtedness and any due and unpaid charges accruing during the grace period.

DEATH BENEFIT OPTIONS

  At least two death benefit options are available as described below: Option A and Option B. Death Benefit Option C is also available in certain states where the insured is age 60 or less, for Policies issued on and after May 1, 1994. The Policy owner designates the desired option in the application and can change the option by written request after the second Policy year (see "Change in Death Benefit Option").

  Option A--The death benefit is equal to the specified face amount of insur-ance.

  Option B--The death benefit is equal to the specified face amount of insur-ance plus the cash value.

  Option C--The death benefit is equal to the specified face amount of insur-ance plus the cash value if the insured dies prior to policy anniversary 65. At policy anniversary 65, the specified face amount of insurance is recalcu-lated to equal the specified face amount of insurance plus the cash value as of the end of the prior day. Thereafter, the specified face amount of insur-ance will be paid upon death. This option may not be available in all states.

  Minimum Death Benefit--Under Option A, Option B or Option C, there is a min-imum death benefit equal to the greater of (1) the death benefit option chosen and (2) a percentage of the cash value as set forth in the following table. The minimum death benefit is determined in accordance with federal income tax laws, to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the ben-eficiary.

    ATTAINED AGE
    OF INSURED AT
 BEGINNING OF POLICY                                              PERCENTAGE OF
        YEAR                                                       CASH VALUE
 -------------------                                              -------------
 40 and less: ...................................................     250%
 45: ............................................................     215%
 50: ............................................................     185%
 55: ............................................................     150%
 60: ............................................................     130%
 65: ............................................................     120%
 70: ............................................................     115%
 75: ............................................................     105%
 80: ............................................................     105%
 85: ............................................................     105%
 90: ............................................................     105%
 95: ............................................................     100%

For the ages not listed, the percentage shall decrease by a ratable portion for each full year.

  In no event will the death benefit be lower than the minimum amount required to maintain the Policy as life insurance under federal income tax law and ap-plicable Internal Revenue Service rules.

  Option A, Option B, and Option C all provide insurance protection as well as possible build-up of cash value. Under Option A, and under Option C on or af-ter policy anniversary 65, the insurance coverage remains level unless the minimum death benefit applies. Under Option B, and under Option C prior to policy anniversary 65, the insurance protection varies as the cash value changes.

  For a given specified face amount, the amount of the death benefit will be greater under Option B, and under Option C prior to policy anniversary 65, than under Option A, and under Option C on or after policy anniversary 65, since the cash value is added to the specified face amount and included in the death benefit under the former situations but not under the latter situations. By the same token, the cost of term insurance included in the monthly deduc-tion (see "Charges and Deductions--Cost of Term Insurance") will be greater, and thus the accumulation of cash value will be lower under Option B, and un-der Option C prior to policy anniversary 65, than under Option A assuming the same specified face amount and the same actual premiums paid. After policy an-niversary 65, the cost of term insurance will be greater for Option B than for Option C and greater for Option C than for Option A, assuming the same speci-fied face amount at issue and the same premiums paid.

  Under Option C the death benefit is designed to increase during the Policy owner's earning years because the need for life insurance is presumed to in-crease with increasing income. On policy anniversary 65, which is the assumed retirement age, the specified face amount is adjusted to equal the then cur-rent level of death ben-efit and no further increases in death benefit are made, since presumably such increases are no longer required. As a result, the target premiums for Option C are lower than would be required under Option B which is designed to have an increasing death benefit until the Policy ma-tures.

  Illustration of Option A. For purposes of this illustration, assume that the insured is under the age of 40, that there is no outstanding indebtedness and that the insured has not died during a grace period (see "Policy Termination and Reinstatement--Termination").

  Under Option A, a Policy with a $100,000 specified face amount will gener-ally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of this Policy exceeds $40,000, the death benefit will exceed the $100,000 speci-fied face amount. Each additional dollar of cash value above $40,000 will in-crease the death benefit (assuming the insured is age 40 or less) by $2.50. Thus a Policy with a cash value of $50,000 will have a death benefit of $125,000 (250% X $50,000); a cash value of $60,000 will yield a death benefit of $150,000 (250% X $60,000); and a cash value of $100,000 will yield a death benefit of $250,000 (250% X $100,000).

  Similarly, so long as cash value exceeds $40,000, each dollar reduction in cash value will reduce the death benefit (assuming the insured is age 40 or less) by $2.50. If at any time, however, the cash value multiplied

 ...............................................................
by the applicable percentage is less than the specified face amount, the death benefit will equal the specified face amount of the Policy.

  Illustration of Option B. For purposes of this illustration, assume that the insured is under the age of 40, that there is no outstanding indebtedness and that the insured has not died during a grace period.

  Under Option B, a Policy with a specified face amount of $100,000 will gen-erally pay a death benefit of $100,000 plus the cash value. Thus, for example, a Policy with a cash value of $25,000 will have a death benefit of $125,000 ($100,000 + $25,000); a cash value of $50,000 will yield a death benefit of $150,000 ($100,000 + $50,000); and a cash value of $65,000 will yield a death benefit of $165,000 ($100,000 + $65,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy ex-ceeds $66,666.67, the death benefit will be greater than the specified face amount plus cash value. Each additional dollar of cash value above $66,666.67 will increase the death benefit (assuming the insured is age 40 or less) by $2.50. A Policy with a cash value of $75,000 will therefore have a death bene-fit of $187,500 (250% X $75,000); a cash value of $85,000 will yield a death benefit of $212,500 (250% X $85,000); a cash value of $100,000 will yield a death benefit of $250,000 (250% X $100,000).

  Similarly, any time cash value exceeds $66,666.67, each dollar taken out of cash value will reduce the death benefit (assuming the insured is age 40 or less) by $2.50. Whenever cash value is less than $66,666.67 each dollar taken out of cash value will reduce the death benefit by one dollar and the death benefit will be the specified face amount plus the cash value of the Policy.

  Illustration of Option C. Under Option C prior to policy anniversary 65, the death benefit will work the same way as under Option B. On and after policy anniversary 65, the specified face amount would have already been adjusted to include the cash value of the Policy at policy anniversary 65 and the death benefit will work the same way as under Option A.

  If the insured dies on a date that is not a Valuation Date, the amount of death benefit proceeds payable will be determined as of the next Valuation Date.

  Change in Specified Face Amount. Subject to certain limitations, a Policy owner, after the second Policy year and before the insured reaches Age 80, may increase or decrease the specified face amount of a Policy (see "Decreases" and "Increases," below). Any increase or decrease in the specified face amount requested by the Policy owner will become effective on the monthly anniversary on or next following the Date of Receipt of the request, or, if evidence of insurability is required, the date of approval of the request.

  Decreases. The specified face amount remaining in force after any requested decrease may not be less than the Minimum Initial Specified Face Amount during the first five Policy years nor less than one-half the Minimum Initial Speci-fied Face Amount thereafter. However, no decrease in specified face amount will be permitted that would reduce the specified face amount below $25,000. No decrease in the specified face amount will be permitted if it would result in total premiums paid exceeding the then current maximum premium limitations determined by Internal Revenue Code rules (see "Pre- miums--Premium Limita-tions"). For purposes of determining the cost of term insurance charge (see "Charges and Deductions--Cost of Term Insurance," "Cost of Term Insurance Rate" and "Rate Class"), a decrease in the specified face amount will reduce the specified face amount in the following order: (a) the specified face amount provided by the most recent increase; (b) the next most recent in-creases successively; and (c) the specified face amount when the Policy was issued.

  Increases. Any change in the specified face amount requested by the Policy owner which results in an increase in the death benefit may be made only if the cash surrender value after the change is large enough to cover at least two monthly deductions based on the most recent cost of term insurance charge deducted. The minimum amount of an increase is $5,000. Any such change will require that additional evidence of insurability be submitted to Metropolitan Life and will be subject to a maximum guaranteed underwriting charge of $5 for each $1,000 of specified face amount increase. Currently the underwriting charge is $100 for the first $100,000 of face increase (but no more than $5 per thousand), and $3 per thousand thereafter, to an overall maximum charge of $2,500. Metropolitan Life will deduct this charge from the existing cash value in the Fixed Account and the investment divisions of the Separate Account in the same proportion that the Policy's cash value in the Fixed Account and the Policy's cash value in each investment division bear to the Policy's total cash value (except for the cash value in the Policy Loan Account) as of the Date of Receipt of the request (this method hereinafter referred to as the "Pro Rata Basis").

  Effect of Changes in Specified Face Amount on Charges. A change in the spec-ified face amount may affect the net amount at risk which may affect a Policy owner's cost of term insurance charge and the monthly administration charge (see "Charges and Deductions--Cost of Term Insurance," "Cost of Term Insurance Rate," "Rate Class," and "Monthly Policy Charges"). This in turn can affect the level of subsequent cash values and death benefits. A change in the speci-fied face amount may also affect the Policy's status as a modified endowment contract for tax purposes (see "Federal Tax Matters"). Finally, an increase in the specified face amount can result in additional surrender charges (see "Charges and Deductions--Surrender Charge").

  Change in Death Benefit Option. Generally, the death benefit option in ef-fect may be changed at any

 ...............................................................
time after the second Policy year while the insured is alive to any other available death benefit option by sending a written request for change to the Designated Office. A change from Option A or Option B to Option C will only be permitted for Policy owners who have Policies under which Option C is avail-able. In addition, a change to Option C will not be permitted after the policy anniversary on which the insured is age 60. A change in death benefit option will not be permitted unless the cash surrender value of a Policy after the change is effected would be sufficient to pay at least two monthly deductions. Changing death benefit options will not require evidence of insurability sat-isfactory to Metropolitan Life and the effective date of any such change will be the monthly anniversary on or following the Date of Receipt of the request.

  If the death benefit option is changed from Option B, or Option C prior to policy anniversary 65, to Option A, the specified face amount will be in-creased to equal the death benefit which would have been payable under Option B on the effective date of the change. The death benefit will not be altered at the time of the change. However, the change in death benefit option will affect the determination of the death benefit from that point on since the cash value will no longer be added to the specified face amount in determining the death benefit. From that point on, the death benefit will equal the new specified face amount (or, if higher, the minimum death benefit). This will mean that the cost of term insurance may be higher or lower than it otherwise would have been since any increases or decreases in cash values will, respec-tively, reduce or increase the term insurance amount under Option A (see "Charges and Deductions--Cost of Term Insurance").

  If the death benefit option is changed from Option A, or Option C on and af-ter policy anniversary 65, to Option B, the specified face amount will be de-creased to equal the death benefit less the cash value on the effective date of the change. Similarly, if the death benefit is changed from Option A to Op-tion C (when permitted) the specified face amount will be decreased to equal the death benefit less the cash value on the effective date of the change. Neither of these changes may be made if it would result in a specified face amount which is less than the Minimum Initial Specified Face Amount during the first five Policy years and one-half the Minimum Initial Specified Face Amount thereafter. In no case will a change be made if it would result in a specified face amount of less than $25,000. As with a change from Option B, or Option C prior to policy anniversary 65, to Option A, a change from Option A, or Option C on and after policy anniversary 65, to Option B will not alter the death benefit at the time of the change, but will affect the determination of the death benefit from that point on. Since, from that point on, the cash value will be added to the new specified face amount, the death benefit will vary with the cash value. This is also the case with a change from Option A to Op-tion C (when permitted). Moreover, under Option B, or Option C prior to policy anniversary 65, the term insurance amount will not vary unless the minimum death benefit is in effect. Therefore, the cost of term insurance may be higher or lower than it otherwise would have been without the change in death benefit option (see "Charges and Deductions--Cost of Term Insurance"). A change in death benefit option will not be permitted if it results in total premiums paid exceeding the then current maximum premium limitations deter-mined by Internal Revenue Service Rules (see "Premiums--Premium Limitations").

  If the death benefit option is changed from Option B to Option C (when per-mitted), from Option C to Option A on or after policy anniversary 65, or from Option C to Option B prior to policy anniversary 65, no change in specified face amount will be made.

  Under Option A, Option B and Option C, cost of term insurance rates gener-ally increase as the insured's age increases. Nevertheless, assuming a posi-tive cumulative net investment return with respect to any amounts in the Sepa-rate Account, changing the death benefit option from Option B, or Option C prior to policy anniversary 65, to Option A will reduce the term insurance amount and therefore the cost of term insurance charge for all subsequent monthly deductions compared to what such charge would have been if no such change were made.

  A change in the death benefit option may also affect the monthly administra-tion charge (see "Charges and Deductions--Monthly Policy Charges").

CASH VALUE

  The total cash value of a Policy at any time is the sum of the Policy's cash values in the Fixed Account (see "The Fixed Account"), the Policy Loan Account (see "Policy Rights--Loan Privileges"), and the investment divisions of the Separate Account at such time. The Policy's cash value in the Separate Account may increase or decrease on each Valuation Date depending on the investment return of the chosen investment divisions of the Separate Account (see "Sepa-rate Account Net Investment Return"). There is no guaranteed minimum cash value in the Separate Account.

  Calculation of Separate Account Cash Value. On the Investment Start Date, the Policy's cash value in an investment division will equal the portion of any net premium allocated to the investment division, reduced by the portion of the first monthly deduction allocated to the Policy's cash value in that investment division (see "Payment and Allocation of Premiums--Allocation of Premiums and Cash Value"). Thereafter, on each Valuation Date, the Policy's cash value in an investment division of the Separate Account will equal:

 ...............................................................
(1) The cumulative net premium payments allocated to the investment division;
    plus

(2) All cash values transferred to the investment division from the Fixed Ac-count, from the Policy Loan Account upon loan repayment (including all in-terest credited on loaned amounts) or from another investment division; minus credited on loaned amounts) or from another investment division; mi-nus

(3) Any cash value transferred from the investment division to the Fixed Ac-count, to the Policy Loan Account upon taking out a loan or to another in-vestment division; minus

(4) Any partial cash withdrawal from the investment division; minus

(5) The portion of the cumulative monthly deductions allocated to the Policy's cash value in the investment division (see "Charges and Deductions-- Monthly Deduction from Cash Value"); minus

(6) The portion of any transfer charge allocated to the Policy's cash value in the investment division (see "Charges and Deductions--Transfer Charge"); plus

(7) The cumulative net investment return (discussed below) on the net amount of cash value in the investment division.

  The Policy's total cash value in the Separate Account equals the sum of the Policy's cash value in each investment division.

  Separate Account Net Investment Return. A Separate Account investment divi-sion's net investment return is determined as of 4:00 p.m., New York City time, on each Valuation Date. All transactions and calculations with respect to the Policies as of any Valuation Date are determined as of such time.

  Each Separate Account division is credited with a rate of net investment re-turn equal to its gross rate of investment return during the Valuation Period less (1) an adjustment for the Separate Account's charge for mortality and ex-pense risks (equivalent to .90% on an annual basis) and (2) a charge for Met-ropolitan Life's taxes, if any such tax charge becomes necessary in the future (see "Charges and Deductions--Charges Against the Separate Account"). The in-vestment division's gross rate of investment return is equal to the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate ac-count of any dividends paid by the portfolio during the period.

  Depending primarily on the investment experience of the underlying Fund portfolio, a Separate Account investment division's net investment return may be either positive or negative during a Valuation Period.

  Index of Investment Experience. The index of investment experience measures changes in each investment division's investment experience during a Valuation Period. Each investment division has its own distinct index. The index for each investment division was set at $10.00 when it first began operations. On May 1, 1990, the divisions which invest in the State Street Research Growth Portfolio, State Street Research Income Portfolio, State Street Research Di-versified Portfolio and MetLife Money Market Portfolio were available to re-ceive net premium payments. The division which invests in the GFM Interna-tional Stock Portfolio was available to receive net premium payments on July 1, 1991, the division which invests in the MetLife Stock Index Portfolio was available to receive net premium payments on May 1, 1992 and the division which invests in the State Street Research Aggressive Growth Portfolio was available to receive net premium payments on April 30, 1993. On March 3, 1997, the divisions which invest in the Loomis Sayles High Yield Bond Portfolio, the
T. Rowe Price Small Cap Growth Portfolio, the Janus Mid Cap Portfolio and the Scudder Global Equity Portfolio of the Fund were available to receive net pre-mium payments. In determining an investment division's index for a Valuation Period, the index for the preceding Valuation Period is multiplied by the net investment return of the investment division for the current period. As indi-cated in "Calculation of Separate Account Cash Value," other factors in addi-tion to investment experience affect the cash value and death benefit of a particular Policy. Thus, the index of investment experience for each invest-ment division does not reflect charges against premiums and cost of term in-surance and monthly Policy charges. See "Charges and Deductions--Premium Ex-pense Charges," and "Monthly Deduction from Cash Value". Also, the index of investment experience is based on historical information and does not repre-sent what may happen in the future.

  Rates of Return and Index Values. The following rates of return for the Sep-arate Account investment divisions reflect all charges against the Separate Account and the Fund but do not reflect charges against premiums or cost of term insurance and monthly Policy charges (see "Charges and Deductions--Pre-mium Expense Charges," and "Monthly Deduction from Cash Value"). The rates do not reflect proposed management fee revisions expected to take effect August 1, 1997. If such revisions were reflected, the rates of return would be lower in most cases. The rate of return is computed in each case by subtracting the value of the index of investment experience of the investment division (see above) at the beginning of the period from the value of said index at the end of the period and dividing the result by the value of said index at the begin-ning of the period. The Average Annual Return is determined by dividing the value of the index of investment experience of each investment division at the end of the period by the value of said index at the beginning of the period. The resulting ratio is annualized to obtain the Average Annual Return shown. The annualization makes the assumption that the rate of return does not vary from any one year period to another and takes into account the effect of com-pounding.

  The first rates of return column shown for each investment division begins on the later of the date the portfolio of the Fund in which it invests began operations and the date the first registration statement relating to such portfolio was declared effective by the Securities and Exchange Commission and ends on the date indicated. Other periods shown begin on January 1st of the following year and end on December 31st of that year, except that the Average Annual Return column is for the entire period shown for the division in question. Thus the rates of return are based on the actual historical experience of the Fund as if the Separate Account investment division had been in existence on the dates indicated. The computation of index values for an investment division prior to the time it was first available to receive net premium payments are based on monthly figures. The annual return and index values for the GFM International Stock investment division were increased due to the voluntary assumption by Metropolitan Life of certain expenses for the GFM International Stock Portfolio of the Fund in 1993 (see "Management of the Fund," in the prospectus for the Fund). This subsidization affected average annual returns only by .01%. There was no subsidization in 1994, 1995 or 1996. No illustrations are included relating to the Loomis Sayles High Yield Bond,
T. Rowe Price Small Cap Growth, Janus Mid Cap or Scudder Global Equity divisions because the corresponding portfolios of the Fund in which these investment divisions invest were added to the Fund on March 3, 1997.

                                                                INDEX VALUES
                 06/24/83 12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93
                 -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
State Street
 Research
 Growth.........  $4.89    $4.64    $4.63    $6.18    $6.75    $7.07    $7.70    $10.68   $ 9.53   $12.58   $13.91   $15.77
State Street
 Research
 Income.........  $5.09    $5.16    $5.82    $7.34    $8.70    $8.45    $9.15    $10.29   $11.21   $13.05   $13.83   $15.25
MetLife Money
 Market.........  $6.20    $6.48    $7.09    $7.60    $8.04    $8.46    $9.02    $ 9.77   $10.48   $11.02   $11.32   $11.55
                                            07/25/86 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93
                                            -------- -------- -------- -------- -------- -------- -------- -------- --------
State Street Research Diversified..........  $7.50    $7.73    $7.93    $8.56    $10.46   $10.27   $12.72   $13.80   $15.43
                                                                                05/01/90 12/31/90 12/31/91 12/31/92 12/31/93
                                                                                -------- -------- -------- -------- --------
MetLife Stock Index............................................................  $ 7.70   $ 7.81   $10.04   $10.69   $11.61
                                                              04/29/88 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93
                                                              -------- -------- -------- -------- -------- -------- --------
State Street Research Aggressive Growth......................  $4.47    $4.65    $ 6.13   $ 5.38   $ 8.88   $ 9.72   $11.81
                                                                                         05/01/91 12/31/91 12/31/92 12/31/93
                                                                                         -------- -------- -------- --------
GFM International Stock.................................................................  $10.86   $10.63   $ 9.46   $13.86

                                                           RATES 0F RETURN

                06/24/83 06/24/83 01/01/84 01/01/85 01/01/86 01/01/87 01/01/88 01/01/89 01/01/90 01/01/91 01/01/92 01/01/93
                12/31/96 12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93
                -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
State Street
 Research
 Growth........ 394.21%   -5.05%   -0.29%   33.60%    9.21%    4.73%   8.89%    38.71%  -10.78%   31.99%   10.58%   13.39%
State Street
 Research
 Income........ 250.09%    1.52%   12.81%   26.07%   18.52%   -2.86%   8.26%    12.41%    9.00%   16.38%    5.94%   10.33%
MetLife Money
 Market........ 108.63%    4.37%    9.48%    7.17%    5.76%    5.28%   6.67%     8.27%    7.22%    5.15%    2.80%    1.98%

                                           07/25/86 07/25/86 01/01/87 01/01/88 01/01/89 01/01/90 01/01/91 01/01/92 01/01/93
                                           12/31/96 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93
                                           -------- -------- -------- -------- -------- -------- -------- -------- --------
State Street Research Diversified......... 182.07%    3.01%    2.62%   7.90%    22.16%   -1.78%   23.83%    8.51%   11.78%

                                                                               05/01/90 05/01/90 01/01/91 01/01/92 01/01/93
                                                                               12/31/96 12/31/90 12/31/91 12/31/92 12/31/93
                                                                               -------- -------- -------- -------- --------
MetLife Stock Index........................................................... 149.14%    1.34%   28.60%    6.48%    8.57%

                                                             04/29/88 04/29/88 01/01/89 01/01/90 01/01/91 01/01/92 01/01/93
                                                             12/31/96 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93
                                                             -------- -------- -------- -------- -------- -------- --------
State Street Research Aggressive Growth..................... 252.24%   3.99%    31.92%  -12.14%   64.97%    9.38%   21.57%

                                                                                        05/01/91 05/01/91 01/01/92 01/01/93
                                                                                        12/31/96 12/31/91 12/31/92 12/31/93
                                                                                        -------- -------- -------- --------
GFM International Stock................................................................  29.15%   -2.14%  -11.01%   46.44%

                                                           INDEX VALUES
                                                                                         12/31/94 12/31/95 12/31/96
                                                                                         -------- -------- --------
State Street
 Research
 Growth.................................................................................  $15.04   $20.05   $24.16
State Street
 Research
 Income.................................................................................  $14.62   $17.34   $17.80
MetLife Money
 Market.................................................................................  $11.89   $12.44   $12.94
                                                                                         12/31/94 12/31/95 12/31/96
                                                                                         -------- -------- --------
State Street Research Diversified.......................................................  $14.76   $18.71   $21.17
                                                                                         12/31/94 12/31/95 12/31/96
                                                                                         -------- -------- --------
MetLife Stock Index.....................................................................  $11.64   $15.91   $19.19
                                                                                         12/31/94 12/31/95 12/31/96
                                                                                         -------- -------- --------
State Street Research Aggressive Growth.................................................  $11.29   $14.66   $15.74
                                                                                         12/31/94 12/31/95 12/31/96
                                                                                         -------- -------- --------
GFM International Stock.................................................................  $14.34   $14.47   $14.03

                                                          RATES 0F RETURN

                                                                                                                   AVERAGE
                                                                                         01/01/94 01/01/95 01/01/96 ANNUAL
                                                                                         12/31/94 12/31/95 12/31/96 RETURN
                                                                                         -------- -------- -------- -------
State Street
 Research
 Growth................................................................................. -4.61%   33.30%   20.48%  12.53%
State Street
 Research
 Income................................................................................. -4.19%   18.63%    2.68%   9.70%
MetLife Money
 Market.................................................................................  2.96%    4.61%    4.07%   5.59%

                                                                                                                   AVERAGE
                                                                                         01/01/94 01/01/95 01/01/96 ANNUAL
                                                                                         12/31/94 12/31/95 12/31/96 RETURN
                                                                                         -------- -------- -------- -------
State Street Research Diversified.......................................................  -4.30%   26.73%   13.14%  10.44%
                                                                                                                   AVERAGE
                                                                                         01/01/94 01/01/95 01/01/96 ANNUAL
                                                                                         12/31/94 12/31/95 12/31/96 RETURN
                                                                                         -------- -------- -------- -------
MetLife Stock Index.....................................................................  0.24%   36.72%   20.65%  14.66%
                                                                                                                   AVERAGE
                                                                                         01/01/94 01/01/95 01/01/96 ANNUAL
                                                                                         12/31/94 12/31/95 12/31/96 RETURN
                                                                                         -------- -------- -------- -------
State Street Research Aggressive Growth.................................................  -4.38%   29.83%    7.31%  15.61%
                                                                                                                   AVERAGE
                                                                                         01/01/94 01/01/95 01/01/96 ANNUAL
                                                                                         12/31/94 12/31/95 12/31/96 RETURN
                                                                                         -------- -------- -------- -------
GFM International Stock.................................................................   3.52%    0.90%   -3.05%   4.61%

 ...............................................................

  Illustrations. In order to demonstrate how the investment experience of the Separate Account investment divisions would have affected the death benefit, cash value and cash surrender value of a Policy, hypothetical illustrations for each investment division are set forth below. These hypothetical illustra-tions are based on the actual historical experience of the Fund as if the Sep-arate Account had been in existence and a Policy had been issued on the dates indicated. They do not reflect proposed management fee revisions expected to take effect August 1, 1997. If such revisions were reflected, the cash value, cash surrender value and death benefit amounts would be lower in most cases. THEY DO NOT REPRESENT WHAT MAY HAPPEN IN THE FUTURE.

  The illustrations are based on the payment of annual planned premiums of $1,000 for a specified face amount of $100,000 for a male aged 25. The illus-trations assume that the insured is in Metropolitan Life's standard nonsmoker underwriting risk classification. The periods illustrated are based on the rates of return for such periods set forth in "Rates of Return and Index Val-ues" above.

  The amounts shown for the death benefits, cash values and cash surrender values take into account the charges against premiums and cost of term insur-ance and monthly Policy charges, as well as the daily charge against the Sepa-rate Account for mortality and expense risks equivalent to an effective annual rate of .90% of the average daily value of the assets in the Separate Account attributable to the Policies, the daily charges to the Fund for direct Fund expenses and the daily charge against the average daily value of the aggregate net assets of each portfolio for investment management services equivalent to an annual rate of .25% for the State Street Research Growth, State Street Re-search Income, MetLife Money Market, State Street Research Diversified and MetLife Stock Index Portfolios of the Fund and .75% for the GFM International Stock and State Street Research Aggressive Growth Portfolios of the Fund. (See "Charges and Deductions.")

  For each investment division, one illustration is based on the guaranteed cost of term insurance rates, the other illustration is based as if the cur-rent cost of term insurance rates were in effect during the period illustrated (see "Monthly Deduction From Cash Value--Cost of Term Insurance Rate").

  These examples of Policy performance are for a specific age, sex, risk class, premium payment pattern and policy anniversary as set forth above. The benefits are calculated for a specific policy anniversary. The amount and tim-ing of premium payments would affect individual policy benefits as would any withdrawals or Policy loans.

  Performance may be shown for the automated investment strategies made avail-able under the Policies (see "Allocation of Premiums and Cash Value--Automated Investment Strategies"). Average annual return for each of the automated in-vestment strategies may be calculated by presuming a certain dollar value at the beginning of a period, and comparing this dollar value with the dollar value, based on historical performance for the applicable investment divisions or the Fixed Account, at the end of the period, expressed as a percentage. The average annual return in each case will assume that no withdrawals have oc-curred and will not reflect charges against premiums, cost of term insurance or monthly policy charges.

  This Prospectus also contains illustrations based on hypothetical rates of return. See "Illustrations Of Death Benefits, Cash Values, Cash Surrender Val-ues And Accumulated Premiums."

  The following examples show how the hypothetical net return of each investment division which invests in the corresponding portfolio of the Fund would have affected benefits for a Policy issued on the January 1 immediately following the effective date of such portfolio. These examples assume that net premiums and related cash values were in the applicable investment division for the entire period. No illustrations are included relating to the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap or Scudder Global Equity divisions because the corresponding portfolios of the Fund in which these investment divisions invest were added to the Fund on March 3, 1997.

                       STATE STREET RESEARCH GROWTH
                           BASED ON CURRENT CHARGES

  POLICY
 NNIVERSARYA                    DEATH BENEFIT                CASH VALUE            CASH SURRENDER VALUE
 N JANUARYO               -------------------------- -------------------------- ----------------------------
  1ST OF                           OPTION B OPTION C OPTION A OPTION B OPTION C OPTION A  OPTION B  OPTION C
-----------               OPTION A -------- -------- -------- -------- -------- --------  --------  --------
 1985....................  100,000  100,388  100,388     388      388      388       88*        0*       *0
 1986....................  100,000  101,593  101,593   1,595    1,593    1,593    1,295*      893*    1,093*
 1987....................  100,000  102,605  102,605   2,609    2,605    2,605    2,309     2,005     2,105
 1988....................  100,000  103,555  103,555   3,562    3,555    3,555    3,262     2,955     3,055
 1989....................  100,000  104,733  104,733   4,744    4,733    4,733    4,444     4,133     4,233
 1990....................  100,000  107,684  107,684   7,706    7,684    7,684    7,506     7,184     7,284
 1991....................  100,000  107,549  107,549   7,574    7,549    7,549    7,374     7,049     7,149
 1992....................  100,000  111,026  111,026  11,067   11,026   11,026   10,867    10,626    10,726
 1993....................  100,000  113,069  113,069  13,125   13,069   13,069   12,925    12,669    12,769
 1994....................  100,000  115,703  115,703  15,781   15,703   15,703   15,581    15,403    15,403
 1995....................  100,000  115,710  115,710  15,799   15,710   15,710   15,699    15,410    15,510
 1996....................  100,000  121,996  121,996  22,135   21,996   21,996   22,035    21,796    21,796
 1997....................  100,000  127,430  127,430  27,626   27,430   27,430   27,526    27,230    27,230

                         STATE STREET RESEARCH GROWTH
                          BASED ON GUARANTEED CHARGES

  POLICY
 NNIVERSARYA                    DEATH BENEFIT                CASH VALUE            CASH SURRENDER VALUE
 N JANUARYO               -------------------------- -------------------------- ----------------------------
  1ST OF                  OPTION A OPTION B OPTION C OPTION A OPTION B OPTION C OPTION A  OPTION B  OPTION C
-----------               -------- -------- -------- -------- -------- -------- --------  --------  --------
 1985.................... $100,000 $100,289 $100,289 $   290  $   289  $   289  $     0*  $     0*  $     0*
 1986....................  100,000  101,349  101,349   1,353    1,349    1,349    1,053*      649*      849*
 1987....................  100,000  102,238  102,238   2,246    2,238    2,238    1,946     1,638     1,738
 1988....................  100,000  103,073  103,073   3,087    3,073    3,073    2,787     2,473     2,573
 1989....................  100,000  104,108  104,108   4,131    4,108    4,108    3,831     3,508     3,608
 1990....................  100,000  106,699  106,699   6,742    6,699    6,699    6,542     6,199     6,299
 1991....................  100,000  106,572  106,572   6,623    6,572    6,572    6,423     6,072     6,172
 1992....................  100,000  109,606  109,606   9,692    9,606    9,606    9,492     9,206     9,306
 1993....................  100,000  111,373  111,373  11,490   11,373   11,373   11,290    10,973    11,073
 1994....................  100,000  113,658  113,658  13,820   13,658   13,658   13,620    13,358    13,358
 1995....................  100,000  113,637  113,637  13,822   13,637   13,637   13,722    13,337    13,437
 1996....................  100,000  119,068  119,068  19,359   19,068   19,068   19,259    18,868    18,868
 1997....................  100,000  123,743  123,743  24,154   23,743   23,743   24,054    23,543    23,543

                         STATE STREET RESEARCH INCOME
                           BASED ON CURRENT CHARGES

  POLICY
 NNIVERSARYA                    DEATH BENEFIT                CASH VALUE            CASH SURRENDER VALUE
 N JANUARYO               -------------------------- -------------------------- ----------------------------
  1ST OF                  OPTION A OPTION B OPTION C OPTION A OPTION B OPTION C OPTION A  OPTION B  OPTION C
-----------               -------- -------- -------- -------- -------- -------- --------  --------  --------
 1985.................... $100,000 $100,473 $100,473 $   473  $   473  $   473  $   173*  $     0*  $     0*
 1986....................  100,000  101,606  101,606   1,608    1,606    1,606    1,308*      906*    1,106*
 1987....................  100,000  102,849  102,849   2,854    2,849    2,849    2,554     2,249     2,349
 1988....................  100,000  103,529  103,529   3,536    3,529    3,529    3,236     2,929     3,029
 1989....................  100,000  104,677  104,677   4,688    4,677    4,677    4,388     4,077     4,177
 1990....................  100,000  106,150  106,150   6,167    6,150    6,150    5,967     5,650     5,750
 1991....................  100,000  107,566  107,566   7,591    7,566    7,566    7,391     7,066     7,166
 1992....................  100,000  109,732  109,732   9,769    9,732    9,732    9,569     9,332     9,432
 1993....................  100,000  111,147  111,147  11,194   11,147   11,147   10,994    10,747    10,847
 1994....................  100,000  113,156  113,156  13,221   13,156   13,156   13,021    12,856    12,856
 1995....................  100,000  113,340  113,340  13,413   13,340   13,340   13,313    13,040    13,140
 1996....................  100,000  116,754  116,754  16,857   16,754   16,754   16,757    16,554    16,554
 1997....................  100,000  117,981  117,981  18,106   17,981   17,981   18,006    17,781    17,781

-------
*The values indicated are based on the full surrender charges as described under "Surrender Charge", which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").

                       STATE STREET RESEARCH INCOME

                       BASED ON GUARANTEED CHARGES

  POLICY
 NNIVERSARYA                    DEATH BENEFIT                CASH VALUE            CASH SURRENDER VALUE
 N JANUARYO               -------------------------- -------------------------- ----------------------------
  1ST OF                  OPTION A OPTION B OPTION C OPTION A OPTION B OPTION C OPTION A  OPTION B  OPTION C
-----------               -------- -------- -------- -------- -------- -------- --------  --------  --------
  1985................... $100,000 $100,367 $100,367 $   368  $   367  $   367  $    68*  $      0* $     0*
  1986...................  100,000  101,364  101,364   1,368    1,364    1,364    1,068*       664*     864*
  1987...................  100,000  102,457  102,457   2,466    2,457    2,457    2,166      1,857    1,957
  1988...................  100,000  103,055  103,055   3,069    3,055    3,055    2,769      2,455    2,555
  1989...................  100,000  104,064  104,064   4,087    4,064    4,064    3,787      3,464    3,564
  1990...................  100,000  105,355  105,355   5,390    5,355    5,355    5,190      4,855    4,955
  1991...................  100,000  106,591  106,591   6,641    6,591    6,591    6,441      6,091    6,191
  1992...................  100,000  108,476  108,476   8,551    8,476    8,476    8,351      8,076    8,176
  1993...................  100,000  109,693  109,693   9,792    9,693    9,693    9,592      9,293    9,393
  1994...................  100,000  111,432  111,432  11,565   11,432   11,432   11,365     11,132   11,132
  1995...................  100,000  111,565  111,565  11,718   11,565   11,565   11,618     11,265   11,365
  1996...................  100,000  114,494  114,494  14,710   14,494   14,494   14,610     14,294   14,294
  1997...................  100,000  115,515  115,515  15,777   15,515   15,515   15,677     15,315   15,315

                             METLIFE MONEY MARKET
                           BASED ON CURRENT CHARGES

  POLICY
 NNIVERSARYA                    DEATH BENEFIT                CASH VALUE            CASH SURRENDER VALUE
 N JANUARYO               -------------------------- -------------------------- ----------------------------
  1ST OF                  OPTION A OPTION B OPTION C OPTION A OPTION B OPTION C OPTION A  OPTION B  OPTION C
-----------               -------- -------- -------- -------- -------- -------- --------  --------  --------
  1985................... $100,000 $100,451 $100,451 $   452  $   451  $   451  $   152*  $      0* $     0*
  1986...................  100,000  101,331  101,331   1,332    1,331    1,331    1,032*       631*     831*
  1987...................  100,000  102,243  102,243   2,246    2,243    2,243    1,946      1,643    1,743
  1988...................  100,000  103,192  103,192   3,198    3,192    3,192    2,898      2,592    2,692
  1989...................  100,000  104,248  104,248   4,258    4,248    4,248    3,958      3,648    3,748
  1990...................  100,000  105,456  105,456   5,471    5,456    5,456    5,271      4,956    5,056
  1991...................  100,000  106,697  106,697   6,719    6,697    6,697    6,519      6,197    6,297
  1992...................  100,000  107,872  107,872   7,901    7,872    7,872    7,701      7,472    7,572
  1993...................  100,000  108,902  108,902   8,938    8,902    8,902    8,738      8,502    8,602
  1994...................  100,000  109,866  109,866   9,911    9,866    9,866    9,711      9,566    9,566
  1995...................  100,000  110,953  110,953  11,010   10,953   10,953   10,910     10,653   10,753
  1996...................  100,000  112,267  112,267  12,338   12,267   12,267   12,238     12,067   12,067
  1997...................  100,000  113,557  113,557  13,645   13,557   13,577   13,545     13,357   13,357

                             METLIFE MONEY MARKET
                          BASED ON GUARANTEED CHARGES

  POLICY
 NNIVERSARYA                    DEATH BENEFIT                CASH VALUE            CASH SURRENDER VALUE
 N JANUARYO               -------------------------- -------------------------- ----------------------------
  1ST OF                  OPTION A OPTION B OPTION C OPTION A OPTION B OPTION C OPTION A  OPTION B  OPTION C
-----------               -------- -------- -------- -------- -------- -------- --------  --------  --------
  1985................... $100,000 $100,347 $100,347 $   348  $   347  $   347  $    48*   $     0* $     0*
  1986...................  100,000  101,120  101,120   1,123    1,120    1,120      823*       420*     620*
  1987...................  100,000  101,921  101,921   1,928    1,921    1,921    1,628      1,321    1,421
  1988...................  100,000  102,756  102,756   2,768    2,756    2,756    2,468      2,156    2,256
  1989...................  100,000  103,684  103,684   3,703    3,684    3,684    3,403      3,084    3,184
  1990...................  100,000  104,741  104,741   4,771    4,741    4,741    4,571      4,241    4,341
  1991...................  100,000  105,823  105,823   5,866    5,823    5,823    5,666      5,323    5,423
  1992...................  100,000  106,839  106,839   6,897    6,839    6,839    6,697      6,439    6,539
  1993...................  100,000  107,719  107,719   7,794    7,719    7,719    7,594      7,319    7,419
  1994...................  100,000  108,544  108,544   8,639    8,544    8,544    8,439      8,244    8,244
  1995...................  100,000  109,464  109,464   9,583    9,464    9,464    9,483      9,164    9,264
  1996...................  100,000  110,565  110,565  10,715   10,565   10,565   10,615     10,365   10,365
  1997...................  100,000  111,639  111,639  11,824   11,639   11,639   11,724     11,439   11,439

-------

* The values indicated are based on the full surrender charges as described under "Surrender Charge", which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").

                    STATE STREET RESEARCH DIVERSIFIED

                         BASED ON CURRENT CHARGES

  POLICY
 NNIVERSARYA                    DEATH BENEFIT                CASH VALUE            CASH SURRENDER VALUE
 N JANUARYO               -------------------------- -------------------------- ----------------------------
  1ST OF                  OPTION A OPTION B OPTION C OPTION A OPTION B OPTION C OPTION A  OPTION B  OPTION C
-----------               -------- -------- -------- -------- -------- -------- --------  --------  --------
  1988................... $100,000 $100,407 $100,407 $   407  $   407  $   407  $   107*  $     0*  $     0*
  1989...................  100,000  101,292  101,292   1,294    1,292    1,292      994*      592*      792*
  1990...................  100,000  102,555  102,555   2,559    2,555    2,555    2,259     1,955     2,055
  1991...................  100,000  103,280  103,280   3,286    3,280    3,280    2,986     2,680     2,780
  1992...................  100,000  105,053  105,053   5,064    5,053    5,053    4,764     4,453     4,553
  1993...................  100,000  106,341  106,341   6,359    6,341    6,341    6,159     5,841     5,941
  1994...................  100,000  107,975  107,975   8,001    7,975    7,975    7,801     7,475     7,575
  1995...................  100,000  108,381  108,381   8,412    8,381    8,381    8,212     7,981     8,081
  1996...................  100,000  111,637  111,637  11,686   11,637   11,637   11,486    11,237    11,337
  1997...................  100,000  114,049  114,049  14,116   14,049   14,049   13,916    13,749    13,749

                       STATE STREET RESEARCH DIVERSIFIED
                          BASED ON GUARANTEED CHARGES

  POLICY
 NNIVERSARYA                    DEATH BENEFIT                CASH VALUE            CASH SURRENDER VALUE
 N JANUARYO               -------------------------- -------------------------- ----------------------------
  1ST OF                  OPTION A OPTION B OPTION C OPTION A OPTION B OPTION C OPTION A  OPTION B  OPTION C
-----------               -------- -------- -------- -------- -------- -------- --------  --------  --------
  1988................... $100,000 $100,306 $100,306 $   307  $   306  $   306  $     7*  $     0*  $     0*
  1989...................  100,000  101,084  101,084   1,087    1,084    1,084      787*      384*      584*
  1990...................  100,000  102,194  102,194   2,202    2,194    2,194    1,902     1,594     1,694
  1991...................  100,000  102,832  102,832   2,844    2,832    2,832    2,544     2,232     2,332
  1992...................  100,000  104,390  104,390   4,413    4,390    4,390    4,113     3,790     3,890
  1993...................  100,000  105,518  105,518   5,554    5,518    5,518    5,354     5,018     5,118
  1994...................  100,000  106,945  106,945   6,997    6,945    6,945    6,797     6,445     6,545
  1995...................  100,000  107,286  107,286   7,351    7,286    7,286    7,151     6,886     6,986
  1996...................  100,000  110,114  110,114  10,215   10,114   10,114   10,015     9,714     9,814
  1997...................  100,000  112,203  112,203  12,344   12,203   12,203   12,144    11,903    11,903

                              METLIFE STOCK INDEX
                           BASED ON CURRENT CHARGES

  POLICY
 NNIVERSARYA                    DEATH BENEFIT                CASH VALUE            CASH SURRENDER VALUE
 N JANUARYO               -------------------------- -------------------------- ----------------------------
  1ST  OF                 OPTION A OPTION B OPTION C OPTION A OPTION B OPTION C OPTION A  OPTION B  OPTION C
-----------               -------- -------- -------- -------- -------- -------- --------  --------  --------  ---
  1992................... $100,000 $100,577 $100,577 $   578  $   577  $   577  $   278*  $     0*  $    77*
  1993...................  100,000  101,456  101,456   1,458    1,456    1,456    1,158*      756*      956*
  1994...................  100,000  102,440  102,440   2,444    2,440    2,440    2,144     1,840     1,940
  1995...................  100,000  103,234  103,234   3,240    3,234    3,234    2,940     2,634     2,734
  1996...................  100,000  105,523  105,523   5,536    5,523    5,523    5,236     4,923     5,023
  1997...................  100,000  107,627  107,627   7,649    7,627    7,627    7,449     7,127     7,227

                              METLIFE STOCK INDEX
                          BASED ON GUARANTEED CHARGES

  POLICY
 NNIVERSARYA                    DEATH BENEFIT                CASH VALUE            CASH SURRENDER VALUE
 N JANUARYO               -------------------------- -------------------------- ----------------------------
  1ST OF                  OPTION A OPTION B OPTION C OPTION A OPTION B OPTION C OPTION A  OPTION B  OPTION C
-----------               -------- -------- -------- -------- -------- -------- --------  --------  --------
  1992................... $100,000 $100,463 $100,463 $   465  $   463  $   463  $   165*  $     0*  $     0*
  1993...................  100,000  101,236  101,236   1,239    1,236    1,236      939*      536*      736*
  1994...................  100,000  102,101  102,101   2,109    2,101    2,101    1,809     1,501     1,601
  1995...................  100,000  102,799  102,799   2,812    2,799    2,799    2,512     2,199     2,299
  1996...................  100,000  104,815  104,815   4,842    4,815    4,815    4,542     4,215     4,315
  1997...................  100,000  106,663  106,663   6,707    6,663    6,663    6,507     6,163     6,263

-------
* The values indicated are based on the full surrender charges as described under "Surrender Charge", which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").

                 STATE STREET RESEARCH AGGRESSIVE GROWTH

                         BASED ON CURRENT CHARGES

  POLICY
 NNIVERSARYA                    DEATH BENEFIT                CASH VALUE            CASH SURRENDER VALUE
 N JANUARYO               -------------------------- -------------------------- ----------------------------
  1ST OF                  OPTION A OPTION B OPTION C OPTION A OPTION B OPTION C OPTION A  OPTION B  OPTION C
-----------               -------- -------- -------- -------- -------- -------- --------  --------  --------
  1990................... $100,000 $100,599 $100,599 $   600  $   599  $   599  $   300*  $     0*  $    99*
  1991...................  100,000  101,208  101,208   1,210    1,208    1,208      910*      508*      708*
  1992...................  100,000  103,341  103,341   3,346    3,341    3,341    3,046     2,741     2,841
  1993...................  100,000  104,521  104,521   4,530    4,521    4,521    4,230     3,921     4,021
  1994...................  100,000  106,467  106,467   6,483    6,467    6,467    6,183     5,867     5,967
  1995...................  100,000  106,932  106,932   6,953    6,932    6,932    6,753     6,432     6,532
  1996...................  100,000  110,043  110,043  10,077   10,043   10,043    9,877     9,543     9,643
  1997...................  100,000  111,625  111,625  11,671   11,625   11,625   11,471    11,225    11,325

                    STATE STREET RESEARCH AGGRESSIVE GROWTH
                          BASED ON GUARANTEED CHARGES

  POLICY
 NNIVERSARYA                    DEATH BENEFIT                CASH VALUE            CASH SURRENDER VALUE
 N JANUARYO               -------------------------- -------------------------- ----------------------------
  1ST OF                  OPTION A OPTION B OPTION C OPTION A OPTION B OPTION C OPTION A  OPTION B  OPTION C
-----------               -------- -------- -------- -------- -------- -------- --------  --------  --------
  1990................... $100,000 $100,484 $100,484 $   485  $   484  $   484  $   185*  $     0*  $     0*
  1991...................  100,000  101,017  101,017   1,020    1,017    1,017      720*      317*      517*
  1992...................  100,000  102,899  102,899   2,910    2,899    2,899    2,610     2,299     2,399
  1993...................  100,000  103,938  103,938   3,957    3,938    3,938    3,657     3,338     3,438
  1994...................  100,000  105,653  105,653   5,685    5,653    5,653    5,385     5,053     5,153
  1995...................  100,000  106,057  106,057   6,098    6,057    6,057    5,898     5,557     5,657
  1996...................  100,000  108,786  108,786   8,856    8,786    8,786    8,656     8,286     8,386
  1997...................  100,000  110,161  110,161  10,256   10,161   10,161   10,056     9,761     9,861

                            GFM INTERNATIONAL STOCK
                           BASED ON CURRENT CHARGES

  POLICY
 NNIVERSARYA                    DEATH BENEFIT                CASH VALUE            CASH SURRENDER VALUE
 N JANUARYO               -------------------------- -------------------------- ----------------------------
  1ST  OF                 OPTION A OPTION B OPTION C OPTION A OPTION B OPTION C OPTION A  OPTION B  OPTION C
-----------               -------- -------- -------- -------- -------- -------- --------  --------  --------
  1993................... $100,000 $100,319 $100,319 $   320  $   319  $   319  $    20*  $     0*  $     0*
  1994...................  100,000  101,654  101,654   1,656    1,654    1,654    1,356*      954*    1,154*
  1995...................  100,000  102,528  102,528   2,532    2,528    2,528    2,232     1,928     2,028
  1996...................  100,000  103,345  103,345   3,351    3,345    3,345    3,051     2,745     2,845
  1997...................  100,000  104,002  104,002   4,012    4,002    4,002    3,712     3,402     3,502

                            GFM INTERNATIONAL STOCK
                          BASED ON GUARANTEED CHARGES

  POLICY
 NNIVERSARYA                    DEATH BENEFIT                CASH VALUE            CASH SURRENDER VALUE
 N JANUARYO               -------------------------- -------------------------- ----------------------------
  1ST  OF                 OPTION A OPTION B OPTION C OPTION A OPTION B OPTION C OPTION A  OPTION B  OPTION C
-----------               -------- -------- -------- -------- -------- -------- --------  --------  --------
  1993................... $100,000 $100,226 $100,226 $   227  $   226  $   226  $     0*  $     0*  $     0*
  1994...................  100,000  101,400  101,400   1,403    1,400    1,400    1,103*      700*      900*
  1995...................  100,000  102,167  102,167   2,175    2,167    2,167    1,875     1,567     1,667
  1996...................  100,000  102,885  102,885   2,898    2,885    2,885    2,598     2,285     2,385
  1997...................  100,000  103,463  103,463   3,481    3,463    3,463    3,181     2,863     2,963

-------
* The values indicated are based on the full surrender charges as described under "Surrender Charge", which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").

 ...............................................................

  From time to time the Separate Account may advertise its performance ranking and rating information among similar investments as compiled by Lipper Analyt-ical Services Inc., Morningstar, Inc. and other independent organizations.

  From time to time the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term govern-ment bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Ac-count may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes.

BENEFIT AT FINAL DATE

  If the insured is living, Metropolitan Life will pay to the Policy owner the cash value of the Policy on the Final Date, reduced by any outstanding indebt-edness (see "Policy Benefits--Cash Value"). The Final Date of a Policy is the Policy anniversary on which the insured is 95 (see "Federal Tax Matters").

OPTIONAL INCOME PLANS

  During the insured's lifetime, the Policy owner may arrange for the insur-ance proceeds to be paid in a single sum, in an account that earns interest or under one or more of the available optional income plans. For more specifics regarding optional income plans, see the Appendix to Prospectus. These choices are also available at the Final Date and if the Policy is surrendered. If no election is made, Metropolitan Life will place the amount in an account that earns interest. The payee will have immediate access to all or any part of the account.

  When the insurance proceeds are payable in a single sum, the beneficiary may, within one year of the insured's death, select one or more of the op-tional income plans, if no payments have yet been made. If the insurance pro-ceeds become payable under an optional income plan and the beneficiary has the right to withdraw the entire amount, the beneficiary may name and change con-tingent beneficiaries.

OPTIONAL INSURANCE BENEFITS

  Subject to certain requirements, one or more of the optional insurance bene-fits described in the Appendix to Prospectus, may be included with a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the monthly deduction (see "Charges and Deductions--Monthly Deduction From Cash Value"). There is no charge for the accelerated death benefit rider. See the Appendix to Prospectus, for a discussion of how certain riders affect the benefits and the exercise of certain rights under the Policy.

PAYMENT AND ALLOCATION OF PREMIUMS
 ...............................................................................

ISSUANCE OF A POLICY

  Individuals wishing to purchase a Policy must complete an application which will be sent to the Designated Office. A Policy will not be issued with a specified face amount less than the Minimum Initial Specified Face Amount. A Policy will generally be issued only to insureds 80 years of age or under who supply evidence of insurability satisfactory to Metropolitan Life. Metropoli-tan Life may, however, at its sole discretion, issue a Policy to an individual above the age of 80. Acceptance is subject to Metropolitan Life's underwriting rules, and Metropolitan Life reserves the right to reject an application for any reason permitted by law.

  The Date of Policy is the date used to determine Policy years and Policy months regardless of when the Policy is delivered. The Date of Policy will or-dinarily be the date the application is approved. Within limits, Metropolitan Life may establish an earlier Date of Policy (but no earlier than the date the application is completed) if desired to preserve a younger age at issue for the insured. Individuals may also request that the Date of Policy be the date the application is completed if a payment of at least $2,500 is received with the application. In these instances, the Policy owner will incur a charge for insurance protection under the Policy where the insurance is in force under the temporary insurance agreement described below. However, an earlier Date of Policy has the potential advantage, to the Policy owner, of an earlier Invest-ment Start Date if a payment is received with the application. In the case of certain payroll deduction plans, or other automatic investment plans, the Date of Policy may be earlier or later than the date the first premium payment is received, pursuant to established administrative rules.

  If a premium payment equivalent to at least one "check-o-matic" payment is received with the application, and there has been no material misrepresenta-tion in the application, fixed, temporary insurance equal to the specified face amount applied for up to a maximum amount of $500,000, provided at no ad-ditional charge, will start as of the date the application was completed and will continue for a maximum of 90 days. However, if a medical examination of a person to be insured is initially required by the underwriting rules of Metro-politan Life, coverage on that person will not start until completion of the examination. If it is not completed within 90 days from the date of the appli-cation, there will be no coverage, except that, if the person to be insured dies from an accident within 30 days from the date of the application and be-fore the examination is completed, temporary insurance will be in effect if it has not already ended under the terms of the temporary insurance agreement. In no event will a death benefit be provided under the temporary insurance agree-ment if death is by suicide.

  Metropolitan Life will allocate net premiums to the Separate Account and/or the Fixed Account on the Investment Start Date (see "Allocation of Premiums and Cash Value"). The Investment Start Date is the later of (i) the Date of Policy and (ii) the date the first premium for a Policy is received at the Designated Office.

 ...............................................................
  Except as otherwise provided in any temporary insurance agreement, there will be no insurance coverage under a Policy unless at the time the Policy is delivered the insured's health is the same as stated in the application and, in most states, the insured has not sought medical advice or treatment subse-quent to the date of the application.

PREMIUMS
  Payment of Premiums. Each Policy owner will determine a planned periodic premium schedule that provides for the payment of a level premium at fixed in-tervals for a specified period of time. During the first two Policy years, premium payments must be at least equal to a minimum allowable planned premium schedule. After the first two Policy years, the Policy owner is not required to pay premiums in accordance with the planned periodic premium schedule.

  MOREOVER THE PAYMENT OF PLANNED PERIODIC PREMIUMS WILL NOT GUARANTEE THAT THE POLICY REMAINS IN FORCE AFTER THE FIRST TWO POLICY YEARS. Instead, the du-ration of the Policy after the first two Policy years depends upon the Policy's cash surrender value (see "Policy Termination and Reinstatement--Ter-mination").

  The Policy owner must designate in the application one of the following ways to pay the planned periodic premium. The Policy owner may elect to pay the planned periodic premium annually, semi-annually, or monthly through "check-o-matic" payments. Monthly "check- o-matic" payments are automatically made by preauthorized transfers from a bank checking account. A Policy owner may also elect to pay monthly planned periodic premiums through other systematic pay-ment plans or through various payroll deduction plans if provided by the em-ployer of the Policy owner. In certain situations Metropolitan Life may permit the payment of monthly planned periodic premiums in another manner. Any such payment method will be made available in a manner that will not discriminate unreasonably or unfairly against any Owner.

  Subject to the minimum and maximum premium limitations described below, a Policy owner may make unscheduled premium payments at any time in any amount. The Policy, therefore, provides the owner with the flexibility to vary the frequency and amount of premium payments to reflect changing financial condi-tions.

  All premium payments after the initial premium payment are credited to the Separate Account or Fixed Account as of the Date of Receipt.

  Premium Limitations. During the first two Policy years, premium payments by a Policy owner must at least equal the minimum allowable planned premium for the particular Policy or the Policy will terminate after a grace period com-mencing on a monthly anniversary when the total premiums paid as of that date are not at least equal to the minimum premiums required as of that date and the cash surrender value is insufficient to pay the monthly deduction on that date. The minimum allow able planned premium is equal to the then current an-nual target premium for the Policy.

  Except as described below, the total of all premiums paid, both planned and unplanned, can never exceed the then current maximum premium limitation deter-mined by Internal Revenue Code rules relating to the definition of life insur-ance. If at any time a premium is paid that would result in total premiums ex-ceeding the then current maximum premium limitations, Metropolitan Life will accept only that portion of the premium that will make total premiums equal the limit. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the maximum premium limitations. These limitations will not apply to any premium that is required to be paid in order to prevent the Policy from terminating.

  There may be cases where the total of all premiums paid could cause the Pol-icy to be classified as a modified endowment contract (see "Federal Tax Mat-ters"). The annual statement (see "Reports") sent to each Policy owner will include information regarding the modified endowment contract status of a Pol-icy. In cases where a Policy is not an irrevocable modified endowment con-tract, the annual statement will indicate what action the Policy owner can take to reverse the modified endowment contract status of the Policy.

  Every planned premium payment after the first Policy year must be at least $200 on an annual basis, $100 on a semi-annual basis and $15 on a "check-o-matic" or other pre-authorized transfer or payment basis. For some Policies distributed through brokers (see "Distribution of the Policies"), the planned periodic premium for the first Policy year may be required to be at least $2,500. Every unplanned premium payment must be at least $250. Premium pay-ments less than these minimum amounts will be refunded to the Policy owner.

ALLOCATION OF PREMIUMS AND CASH VALUE

  Net Premiums. The net premium equals the premium paid less premium expense charges (see "Charges and Deductions--Premium Expense Charges").

  Allocation of Net Premiums. In the application for a Policy, the Policy owner indicates the initial allocation of net premiums among the Fixed Account and the investment divisions of the Separate Account. The minimum percentage of each premium that may be allocated to the Fixed Account or any investment division of the Separate Account is 10%. Allocation percentages must be in whole numbers; for example, 33 1/3% may not be chosen. The Policy owner may change the allocation of future net premiums without charge at any time by providing Metropolitan Life with written notification at the Designated

 ...............................................................
Office. The change will be effective as of the Date of Receipt of the notice at the Designated Office.

  The Policy's cash value in the investment divisions of the Separate Account will vary with the investment experience of these investment divisions, and the Policy owner bears this investment risk. Policy owners should periodically review their allocations of net premiums and cash values in light of market conditions and their overall financial planning requirements.

  Cash Value Transfers. The Policy owner may transfer cash value between the Fixed Account and the investment divisions of the Separate Account and among the investment divisions of the Separate Account. At the present time, there is no charge for transfers. Metropolitan Life reserves the right in the future to assess a charge of up to $25 against each transfer. A transfer must be made in either dollar amounts or a percentage in whole numbers. The minimum amount that may be transferred is the lesser of $50 or the total amount in an invest-ment division or, if the transfer is from the Fixed Account the total amount in the Fixed Account. Transferring cash value from one or more investment di-visions and/or the Fixed Account into one or more other investment divisions and/or the Fixed Account counts as one transfer. Metropolitan Life reserves the right to delay the transfer, withdrawal, surrender and payment of policy loans of amounts from the Fixed Account for up to six months (see "The Fixed Account--Transfers, Withdrawals, Surrenders, and Policy Loans"). Metropolitan Life will effectuate transfers and determine all values in connection with transfers as of the Date of Receipt of written notice at the Designated Of-fice.

  Transfers are not taxable transactions under current law. Transfer requests must be in writing in a form acceptable to Metropolitan Life, or in another form of communication acceptable to Metropolitan Life.

  Metropolitan Life reserves the right, if permitted by state law, to allow Policy owners to make transfer requests by telephone and to allow Policy own-ers to authorize their sales representatives to make requests on behalf of the Policy owners by telephone on a form Metropolitan Life will supply to Policy owners. If Metropolitan Life decides to permit either of these transfer proce-dures, and a Policy owner elects to participate in either of these transfer procedures, the following will apply: the Policy owner will authorize Metro-politan Life to act upon the telephone instructions of any person purporting to be the Policy owner (or, if applicable, the Policy owner's sales represen-tative), assuming Metropolitan Life's procedures have been followed, to make transfers both from amounts in the Policy's Fixed Account and in the Separate Account. Metropolitan Life will institute reasonable procedures to confirm that any instructions commu-nicated by telephone are genuine. All telephone calls will be recorded, and the Policy owner (or, if applicable, the Policy owner's sales representative) will be asked to produce the Policy owner's per-sonalized data prior to Metropolitan Life initiating any transfer requests by telephone. Additionally, as with other transactions, the Policy owner will re-ceive a written confirmation of any such transfer. Neither Metropolitan Life nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that Metropolitan Life or the Separate Account reasonably believe to be genuine. In the event that these transfer procedures are insti-tuted and in the further event that the Policy owner who has elected to use such procedures encounters difficulty with them, such Policy owner should make the request to the Designated Office.

  Automated Investment Strategies. Metropolitan Life may permit the Policy owner to submit a written authorization directing Metropolitan Life to make transfers on a continuing periodic basis from one investment division to an-other or to the Fixed Account. Metropolitan Life currently offers four such investment strategies: the "Equity Generator," the "Equalizer," the "Alloca-tor" and the "Rebalancer." Only one automated investment strategy may be in effect at any one time. The Owner may submit a written request electing a strategy or directing Metropolitan Life to cancel a strategy at any time.

  Under the "Equity Generator," Policy owners may have the interest earned on amounts in the Fixed Account transferred to the MetLife Stock Index Division or the State Street Research Aggressive Growth Division, as elected by the Policy owner. Any such transfer from the Fixed Account to the MetLife Stock Index Division or the State Street Research Aggressive Growth Division, as ap-plicable, will be made at the beginning of each Policy month following the Policy month in which the interest is earned. The transfer will only be made for a month during which at least $20 in interest is earned. Amounts earned during a month in which less than $20 in interest is earned will remain in the Fixed Account.

  Under the "Equalizer," at the end of a specified period (e.g. monthly, quar-terly) as determined by Metropolitan Life, a transfer is made from the MetLife Stock Index Division or the State Street Research Aggressive Growth Division, as elected by the Policy owner, to the Fixed Account or from the Fixed Account to such elected investment division in order to make the Fixed Account and such elected investment division equal in value. While the "Equalizer" is in effect, any cash value transfer out of such elected investment division that is not part of this automated investment strategy will automatically terminate the "Equalizer" election. The Policy owner may then reelect the "Equalizer" strategy to become effective on the next Policy anniversary.

 ...............................................................

  Under the "Allocator," at the beginning of each Policy month, an amount des-ignated by the Policy owner is transferred from the MetLife Money Market Divi-sion to the Fixed Account and/or any investment division(s) specified by the Owner. The Policy owner may choose to do this in one of the following three ways: (1) designating an amount to be transferred from the MetLife Money Mar-ket Division each month until amounts in that investment division are exhaust-ed; (2) designating an amount to be transferred from the MetLife Money Market Division for a certain number of months; or (3) designating a total amount to be transferred from the MetLife Money Market Division in equal monthly in-stallments over a certain number of months. The Policy owner's designations must allow the "Allocator" to remain in effect for at least three months.

  Under the "Rebalancer," Policy owners may elect the periodic redistribution of cash value so that the cash value is allocated among the Fixed Account and the investment divisions of the Separate Account in the same proportion as the net premiums are allocated. Metropolitan Life will redistribute the cash value at the beginning of each calendar quarter.

POLICY TERMINATION AND REINSTATEMENT

  Termination. If, during the first two Policy years, the cash surrender value on any monthly anniversary is insufficient to cover the monthly deduction and the total premiums paid as of such monthly anniversary are not equal to the minimum premiums required as of that date, Metropolitan Life will notify the Policy owner and any assignee of record of that difference. Also, if, after the first two Policy years, the cash surrender value on any monthly anniver-sary is insufficient to cover the monthly deduction, Metropolitan Life will notify the Policy owner and any assignee of record of that shortfall. In ei-ther case, the Policy owner will then have a grace period of 61 days, measured from the monthly anniversary, to make sufficient payment. In the first two Policy years, the minimum necessary premium payment will be an amount equal to the difference between the total premiums previously paid and the minimum re-quired premiums. After the first two Policy years, the minimum necessary pay-ment must be an amount sufficient to keep the Policy in force for two months after the premium expense charges have been deducted. Failure to make a suffi-cient payment within the grace period will result in termination of the Poli-cy. In the first two Policy years after issue or after an increase in the specified face amount, any excess sales charges (see "Surrender Charge--Excess Sales Charge") will be returned to the Policy owner. Otherwise, a Policy ter-minates without any cash surrender value. If the insured dies during the grace period, the insurance proceeds will still be pay able, but any due and unpaid monthly deductions will be deducted from the proceeds.

  Reinstatement. A terminated Policy may be reinstated anytime within 3 years (5 years in Missouri) after the end of the grace period and before the Final Date by submitting the following items to Metropolitan Life: (1) a written ap-plication for reinstatement; (2) evidence of insurability satisfactory to Met-ropolitan Life; and (3) a premium that, after the deduction of the premium ex-pense charges (see "Charges and Deductions--Premium Expense Charges"), is large enough to cover: (a) the monthly deductions for at least the two Policy months commencing with the effective date of reinstatement; (b) any due and unpaid monthly Policy charges incurred during the first Policy year; (c) any portion of the surrender charge which was not paid at termination because the cash value at termination was insufficient to pay such portion of the charge;
(d) for terminations occurring in the two Policy years after issue or after an increase in the specified face amount, an amount equal to the excess, if any, of (i) the portion of the surrender charge applicable to the issue or the in-crease which would be payable (without regard to any excess sales charge limi-tations as described under "Surrender Charge--Excess Sales Charge") if the Policy were surrendered in the Policy year of reinstatement and as if the Pol-icy had not been terminated earlier over (ii) the amount of the applicable surrender charge paid at termination; and (e) interest at the rate of 6% per year on the amount set forth in (b) from the commencement of the grace period to the date of reinstatement. Metropolitan Life reserves the right to waive the interest due set forth in (e) above.

  Notwithstanding the above, at the present time, with respect to the rein-statement of a Policy that is terminated during the first two Policy years, Metropolitan Life will accept as the premium required for reinstatement the lesser of the amount as defined in the immediately preceding paragraph and the following: the excess of the sum of (a) the monthly deductions for at least the two Policy months commencing with the effective date of reinstatement; (b) the total of the minimum required premiums that would have been payable under the Policy from the date of the Policy until the effective date of reinstate-ment had no termination occurred; and (c) an amount that after the deduction of the premium expense charges would equal any amount previously refunded to the Policy owner as an Excess Sales Charge (see "Surrender Charge--Excess Sales Charge"), over the sum of all premiums paid by the Policy owner to the effective date of the termination before any charges or deductions were ap-plied. Metropolitan Life offers this alternative calculation of the premium required for reinstatement at present but reserves the right to modify or re-scind this offer at its sole discretion.

 ...............................................................

  Indebtedness on the date of termination will be cancelled and need not be repaid and will not be reinstated. The amount of cash surrender value on the date of reinstatement will be equal to two monthly deductions plus any amount of net premiums paid at reinstatement in excess of the amount of premium re-quired above to reinstate the Policy.

  The date of reinstatement will be the date of approval of the application for reinstatement. The terms of the original Policy, including the insurance rates provided therein, will apply to the reinstated Policy. However, a Policy which was terminated and reinstated during the first two Policy years will be subject to termination after a grace period when the cash surrender value is insufficient to pay a monthly deduction even if all minimum premiums required to be paid during the first two Policy years have been paid. A reinstated Pol-icy is subject to a new two year period of contestability (see "Other Policy Provisions--Incontestability").

CHARGES AND DEDUCTIONS
 ...............................................................................
PREMIUM EXPENSE CHARGES

  Sales Load. A charge (which may be deemed to be a sales load as defined in the 1940 Act) is deducted from each premium payment received by Metropolitan Life as described below. A charge of 2% of premiums paid is deducted from all premium payments. There is also a charge (which may be deemed to be a sales load) upon the surrender of a Policy during the first fifteen Policy years or during the first fifteen Policy years after an increase in the specified face amount of a Policy (see "Surrender Charge").

  The amount of the sales load (whether from either the premium expense charge or upon surrender of the Policy) in any Policy year cannot be specifically re-lated to actual sales expenses for that year, which include sales commissions and costs of prospectuses, other sales material and advertising. To the extent that sales expenses are not recovered from the charges for sales load, such expenses will be recovered from other sources, including any excess accumu-lated charges for mortality and expense risks under the Policies, any other gains attributable to operations with respect to the Policies and Metropolitan Life's general assets and surplus. Metropolitan Life does not anticipate that all its total sales expenses will be recovered from the sales charges.

  Tax Charges. Two charges are currently made for taxes related to premiums. These taxes include any fed-

eral, state or local taxes measured by or based on the amount of premiums re-ceived by Metropolitan Life. A charge of 1.5% of each premium payment is made for the purpose of recovering the federal income taxes of Metropolitan Life that are determined by the amount of premiums received in connection with the Policy (the "DAC tax charge"). An additional charge is made for state premium taxes of 2% of each premium payment. Premium taxes vary from state to state ranging from zero to 3.5% currently. The 2% rate approximates the average tax rate expected to be paid on premiums from all states.

TRANSFER CHARGE

  At the present time, no charge will be assessed against the cash value of a Policy when amounts are transferred among the investment divisions of the Sep-arate Account and between the investment divisions and the Fixed Account. Met-ropolitan Life reserves the right in the future to assess a charge of up to $25 against each transfer. If made, the charge would be allocated among the Fixed Account and each investment division of the Separate Account from which amounts are transferred in the same proportion that the amounts transferred from the Fixed Account and the amounts transferred from each investment divi-sion bear to the total amount transferred, when the requested transfer is ef-fected. Thus, for example, if a request is received for a transfer of $100, cash value in the amount of $100 would be deducted from the particular invest-ment division(s), with $100 being transferred to the requested new investment division(s). The $25 would be deducted based on the cash value in each invest-ment division from which amounts are transferred at the time of the transfer. Charges will not be assessed for transfers made under the "Equalizer," "Equity Generator," "Allocator" or "Rebalancer" (see "Allocation of Premiums and Cash Value--Automated Investment Strategies").

MONTHLY DEDUCTION FROM CASH VALUE

  The monthly deduction from cash value includes the cost of term insurance charge, the charge for optional insurance benefits added by rider (see "Policy Benefits--Optional Insurance Benefits") and monthly Policy charges. The cost of term insurance charge and the monthly Policy charges are discussed sepa-rately in the paragraphs that follow. The monthly deduction will also include a charge for requested increases in the death benefit for the month in which the increase occurs, as discussed more fully under "Policy Benefits--Increas-es".

  The monthly deduction will be deducted as of each monthly anniversary com-mencing with the Date of Policy. It will be allocated among the Fixed Account and each investment division on the Separate Account on a Pro Rata Basis. See "Payment and Allocation of Premiums--Issuance of a Policy", regarding when in-surance coverage starts under a newly issued Policy.

 ...............................................................

  Cost of Term Insurance. Because the cost of term insurance depends upon a number of variables, it can vary from month to month. Metropolitan Life will determine the monthly cost of term insurance charge by multiplying the appli-cable cost of term insurance rate or rates by the term insurance amount for each Policy month. The term insurance amount for a Policy month is (a) the death benefit at the beginning of the Policy month divided by 1.0032737 (a discount factor to account for return deemed to be earned during the month), less (b) the cash value at the beginning of the Policy month.

  The term insurance amount may be affected by changes in the cash value or in the specified face amount of the Policy and will be greater for owners who have selected Death Benefit Option B, or Death Benefit Option C prior to pol-icy anniversary 65, than for those who have selected Death Benefit Option A, or Death Benefit Option C on and after policy anniversary 65 (see "Policy Ben-efits--Death Benefits"), assuming the same specified face amount in each case and assuming that the minimum death benefit is not in effect. Since the death benefit under Option A, and under Option C on and after policy anniversary 65, remains constant while the death benefit under Option B, and under Option C prior to policy anniversary 65, varies with the cash value, cash value in-creases will generally reduce the term insurance amount under Option A, and Option C on and after policy anniversary 65, but not under Option B, and Op-tion C prior to policy anniversary 65. If the term insurance amount is great-er, the cost of insurance will be greater. If the minimum death benefit is in effect (see "Death Benefit Options--Minimum Death Benefit"), then the cost of term insurance will vary directly with the cash value under all of the death benefit options.

  If more than one rate class is in effect under a Policy (see "Rate Class"), the cost of term insurance will generally decrease if a Policy owner changes the Death Benefit Option. In those cases where the specified face amount of the Policy does not change as a result of the Option change (i.e., converting from Option B to C (when permitted), from Option C to Option B before Policy anniversary 65 or from Option C to Option A after Policy anniversary 65), the cost of term insurance will not change.

  Cost of Term Insurance Rate. Cost of term insurance rates are based on the sex (except in Montana and Massachusetts, in the case of group conversions which require unisex rates and in the case of Policies sold in connection with executive bonus and split dollar deferred compensation plans), age and rate class of the insured. The actual monthly cost of term insurance rates will be based on Metropolitan Life's expectations as to future experience. They will not, however, be greater than the guaranteed cost of term insurance rates set forth in the Policy. These guaranteed rates are based on certain of the 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex and age. The Tables used for this purpose set forth different mortality estimates for males and females. Any change in the cost of term insurance rates will ap-ply to all persons of the same insuring age, sex, and rate class whose Poli-cies have been in force for the same length of time. Metropolitan Life reviews its cost of term insurance rates periodically and may adjust the rates from time to time.

  Rate Class. The rate class of an insured affects the cost of term insurance rate. Metropolitan Life currently places insureds into a standard rate class or rate classes involving a higher or lower mortality risk. For Ages 18 and over, each such rate class is further divided into a smoker division and a nonsmoker division. In an otherwise identical Policy, insureds in the standard rate class will have a lower cost of term insurance than those in the rate class with the higher mortality risk, and a higher cost of term insurance than those in the rate class with the lower mortality risk. Also, those insureds in the nonsmoker division of a rate class will have a lower cost of term insur-ance than those in the smoker division of the same rate class.

  If a Policy owner requests a specified face amount increase at a time when the insured is in a less favorable rate class or division than previously, a correspondingly higher cost of insurance rate will apply to that portion of the term insurance amount attributable to the increase. On the other hand, if the insured's rate class or division improves, the lower cost of insurance rate will apply to the entire term insurance amount.

  Monthly Policy Charges. During the first Policy year, there will be a Base Administration Charge as described below plus a monthly charge equal to $0.25 per thousand dollars of specified face amount of the Policy. The Base Adminis-tration Charge is equal to $5 per month at Ages less than eighteen, $15 per month at Ages eighteen to forty-nine, and $20 per month at Ages fifty and above. After the first Policy year, the monthly administration charge is $5 per month for Policies with a specified face amount of $250,000 or more, $7 per month for Policies with a specified face amount of $100,000 to $249,999, and $9 per month for Policies with a specified face amount of less than $100,000. The monthly administration charge will be determined by the speci-fied face amount of the Policy at the time the monthly deduction is made. Thus, any change in the specified face amount of a Policy may result in a change in the monthly administration charge.

  These charges will be used to compensate Metropolitan Life for expenses in-curred in the administration of the Policy as a multifunded policy. The first year charge

 ...................................

will also compensate Metropolitan Life for first year underwriting and other start-up expenses incurred in connection with the Policy. These expenses in-clude the cost of processing applications, conducting medical examinations, determining insurability and the insured's risk class, and establishing Policy records. If a Policy is surrendered in the first Policy year, the remaining Base Administration Charge for each of the full Policy months remaining in the first Policy year will be deducted from the cash value of the Policy in addi-tion to any applicable surrender charge (see "Surrender Charge").

CHARGES AGAINST THE SEPARATE ACCOUNT

  Charge for Mortality and Expense Risks. A daily charge is made against the Separate Account for mortality and expense risks assumed by Metropolitan Life. The amount of the charge is equivalent to an effective annual rate of .90% of the average daily value of the assets in the Separate Account which are attributable to the Policies.

  The mortality risk assumed is that insureds may live for a shorter period of time than estimated (i.e., the period of time based on the appropriate 1980 Commissioners Standard Ordinary Mortality Table) and, thus, a greater amount of death benefits than expected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. Metropolitan Life will realize a gain if the charges prove ultimately to be more than sufficient to cover its actual costs of such mortality and expense commitments. If the charges are not sufficient, the loss will fall on Metropolitan Life. If its estimates of future mortality and ex-pense experience are accurate, Metropolitan Life anticipates that it will re-alize a profit from the mortality and expense risk charge; however if such es-timates are inaccurate, Metropolitan Life could incur a loss.

  Charge for Income Taxes. Currently, no charge is made against the Separate Account for income taxes. However, Metropolitan Life may decide to make such a charge in the future (see "Federal Tax Matters--Taxation of Metropolitan Life").

SURRENDER CHARGE

  A sales charge will be deducted in the form of a surrender charge from the cash value if the Policy is surrendered or terminated after a grace period during the first fifteen Policy years. A sales charge will also be deducted upon surrender or termination of a Policy during the first fifteen Policy years after an increase in the specified face amount of a Policy. In each case, the amount of the surrender charge is based on a charge per thousand dollars of specified face amount which varies with the Age of the insured at the time of the issue of the Policy or of the increase in the specified face amount and the death benefit option chosen at the time of issue or increase by the Policy owner. The surrender charges per thousand dollars of specified face amount are as follows:


 Option A:

 AGE AT              POLICY YEARS SINCE ISSUE OR INCREASE
ISSUE OR  -----------------------------------------------------------
INCREASE   1   2   3   4   5   6   7   8   9  10  11  12  13  14  15
---------------------------------------------------------------------
 0- 5     $ 3 $ 3 $ 3 $ 3 $ 3 $ 2 $ 2 $ 2 $ 2 $ 2 $ 1 $ 1 $ 1 $ 1 $ 1
 6-10       3   3   3   3   3   2   2   2   2   2   1   1   1   1   1
11-20       3   3   3   3   3   2   2   2   2   2   1   1   1   1   1
21-25       3   3   3   3   3   2   2   2   2   2   1   1   1   1   1
26-30       4   4   3   3   3   3   3   2   2   2   2   1   1   1   1
31-35       7   6   6   6   5   5   5   4   4   3   3   2   2   1   1
36-40       8   7   7   7   6   6   5   5   4   4   3   3   2   1   1
41-44      10   9   8   8   7   7   6   6   5   4   4   3   2   2   1
45-50      12  12  11  10  10   9   8   7   7   6   5   4   3   2   1
51-54      15  15  14  13  12  11  10   9   8   7   6   5   4   3   1
55-59      18  17  16  15  14  13  12  11  10   9   8   6   5   3   2
60-69      22  21  20  18  17  16  15  13  12  11   9   7   6   4   2
70-79      22  21  20  18  17  16  15  13  12  11   9   8   6   4   2
80         22  21  20  18  17  16  15  14  13  12  10   9   8   6   3

 ..................................

 Option B:

 AGE AT              POLICY YEARS SINCE ISSUE OR INCREASE
ISSUE OR  -----------------------------------------------------------
INCREASE   1   2   3   4   5   6   7   8   9  10  11  12  13  14  15
---------------------------------------------------------------------
 0- 5     $ 4 $ 4 $ 3 $ 3 $ 3 $ 3 $ 3 $ 2 $ 2 $ 2 $ 2 $ 1 $ 1 $ 1 $ 1
 6-10       4   4   4   4   3   3   3   3   2   2   2   1   1   1   1
11-20       5   5   5   4   4   4   3   3   3   2   2   2   1   1   1
21-25       7   7   6   6   6   5   5   4   4   3   3   2   2   1   1
26-30      10   8   7   7   7   6   6   5   4   4   3   3   2   1   1
31-35      12  12  11  10  10   9   8   7   6   5   4   4   3   2   1
36-40      15  14  13  12  12  11  10   9   8   7   6   5   4   3   1
41-44      20  20  19  18  17  16  14  13  12  10   9   7   5   4   2
45-50      24  24  24  22  21  19  17  16  14  12  10   8   6   4   2
51-54      27  27  26  24  23  21  19  18  16  14  12  10   7   5   3
55-59      30  29  27  25  24  22  20  18  16  14  12  10   8   5   3
60-69      32  30  29  27  25  23  22  20  18  15  13  11   8   6   3
70-79      36  34  33  31  29  27  25  23  20  18  16  13  10   7   4
80         40  38  36  34  32  30  28  26  24  22  19  17  14  11   6

 Option C:

 AGE AT              POLICY YEARS SINCE ISSUE OR INCREASE
ISSUE OR  -----------------------------------------------------------
INCREASE   1   2   3   4   5   6   7   8   9  10  11  12  13  14  15
---------------------------------------------------------------------
 0- 5     $ 4 $ 4 $ 3 $ 3 $ 3 $ 3 $ 3 $ 2 $ 2 $ 2 $ 2 $ 1 $ 1 $ 1 $ 1
 6-10       4   4   4   4   3   3   3   3   2   2   2   1   1   1   1
11-20       4   4   4   4   4   3   3   3   3   2   2   2   1   1   1
21-25       5   5   5   5   5   4   4   3   3   3   2   2   2   1   1
26-30       7   6   5   5   5   5   5   4   3   3   3   2   2   1   1
31-35      10   9   9   8   8   7   7   6   5   4   4   3   3   2   1
36-40      12  11  10  10   9   9   8   7   6   6   5   4   3   2   1
41-44      15  15  14  13  12  12  10  10   9   7   7   5   4   3   2
45-50      18  18  18  16  16  14  13  12  11   9   8   6   5   3   2
51-54      21  21  20  19  18  16  15  14  12  11   9   8   6   4   2
55-59      24  23  22  20  19  18  16  15  13  12  10   8   7   4   3
60-64      27  26  25  23  21  20  19  17  15  13  11   9   7   5   3
65-69      22  22  20  18  17  16  15  13  12  11   9   7   6   4   2
70-79      22  21  20  18  17  16  15  13  12  11   9   8   6   4   2
80         22  21  20  18  17  16  15  14  13  12  10   9   8   6   3

  A total surrender charge at surrender or termination of a Policy will equal the sum of any surrender charge based on the specified face amount at issue and any surrender charges based on any increases in the specified face amount. Thus, a surrender charge may apply to a surrender made more than fifteen years after issue of a Policy where a specified face amount increase has occurred within fifteen years prior to the surrender. No surrender charge applies to any increase in the specified face amount resulting from a change in the death benefit option. Also, surrender charges are not reduced by any decrease in the specified face amount, regardless of the reason for the decrease. No surrender charges are assessed against partial withdrawals or loans, but the amount of the applicable surrender charge indicated above which would be deducted (dis-regarding the effect of the excess sales charge limits, discussed below) if the Policy were surrendered reduces the amount of cash value which may be withdrawn or borrowed.

  For example, if a Policy owner who is 25 years old purchases a Policy with a specified face amount of $100,000 and chooses death benefit Option A, the sur-render charge in year five, assuming no increases in the specified face amount, would be $300 ($3 X 100). If the Policy owner increases the specified face amount by $50,000 in year 10 (when the Policy owner is 35 years old), the surrender charge in year 15 would be $350, consisting of $100 ($1 X 100) re-lating to the specified face amount at issue, and $250 ($5 X 50) relating to the increase in the specified face amount. In year 20, the surrender charge would be $150, consisting of 0 relating to the specified face amount at issue (since the surrender takes place more than 15 years after the original issu-ance of the Policy), and $150 ($3 X 50) relating to the increase in the speci-fied face amount.

  During the first Policy year, in addition to the applicable surrender charge, the remaining monthly Base Ad-

 ...............................................................
ministration Charges will also be imposed upon surrender of a Policy (see "Charges and Deductions--Monthly Policy Charges").

  Excess Sales Charge. With respect to the surrender or termination of a Pol-icy during the first two Policy years after issue, the applicable surrender charge, together with all premium expense charges (other than the 2% charge for state premium taxes and that portion of the DAC tax charge that is not considered to be sales load), previously deducted from premium payments may not exceed the sum of (i) 30% of premium payments in aggregate amount less than or equal to one guideline annual premium, plus (ii) 10% of premium pay-ments in aggregate amount greater than one guideline annual premium but not more than two guideline annual premiums, plus (iii) 9% of each premium payment in excess of two guideline annual premiums. With respect to the surrender or termination of a Policy during the first two years after an increase in speci-fied fact amount, comparable limitations will be imposed on the amount of any then applicable surrender charge that is attributable to the increase. For purposes of computing the amount of any such limitation, a portion of each premium payment made after such increase in face amount will be deemed attrib-utable to the increase. That portion will bear the same ratio to the total premium payment as the Guideline Annual Premium for the face amount increase bears to the Guideline Annual Premium for the entire Policy. The cash surren-der value of an in force Policy is not affected by these limits.

GUARANTEE OF CERTAIN CHARGES

  Metropolitan Life guarantees, and may not increase, the charges deducted from premiums, the monthly administration charge, the surrender charge and the charge against the Separate Account for mortality and expense risks with re-spect to the Policies.

OTHER CHARGES

  Fund Investment Management Fee. Shares of the Fund are purchased for the Separate Account at their net asset value. The net asset value of Fund shares is determined after deduction of the fee for investment management services and the deduction of direct expenses from the assets of the Fund as more fully described under "Fund Investment Management Fees and Direct Expenses" and in the attached prospectus for the Fund.

ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, CASH SURRENDER VALUES AND ACCUMULATED PREMIUMS
 ...............................................................................

  The tables in this section illustrate the way in which a Policy's death ben-efit, cash value and cash surrender value could vary over an extended period of time assuming that all premiums are allocated to and remain in the Separate Account for the entire period shown and hypothetical gross investment rates of return for the Fund (i.e., investment income and capital gains and losses, re-alized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6% and 12%. The tables are based on the payment of annual planned premiums (see "Premiums--Premium Limitations"), for a specified face amount of $100,000 for males aged 25 and 40. Each illustration assumes that the insured is in Metropolitan Life's standard nonsmoker underwriting risk classification. Il-lustrations for an insured in Metropolitan Life's standard smoker underwriting risk classification would show, for the same age and premium payments, lower cash values and cash surrender values and, therefore, for the minimum death benefit, death benefits under Option B and Option C prior to policy anniver-sary 65, lower death benefits. The differences between the cash values and the cash surrender values in the first fifteen years are the surrender charges.

  The death benefits, cash values and cash surrender values would be different from those shown if the actual gross investment rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below such averages for individual policy years. The values would also be different depending on the allocation of a Policy's total cash value among the investment divisions of the Separate Account, if the actual rates of return averaged 0%, 6% or 12% but the rates for each portfolio of the Fund varied above and below such aver-ages.

  The amounts shown for the death benefits, cash values and cash surrender values take into account the deductions from premiums and the monthly deduc-tion from cash value, as well as the daily charge against the Separate Account for mortality and expense risks equivalent to an effective annual rate of .90% of the average daily value of the assets in the Separate Account attributable to the Policies and the daily charge to the Fund for investment management services equivalent to an annual rate of .51% of the average daily value of the aggregate net assets of the Fund (which represents a simple average of the maximum management fees applicable to the eleven available Portfolios of the
Fund) and .13% for other direct Fund expenses (the average of the expenses in-dicated in the chart of "Metropolitan Series Fund Annual Expenses" under "Fund Investment Management Fees and Direct Expenses"). The amounts do not reflect proposed management fee revisions expected to take effect August 1, 1997. If such revisions were reflected, the cash value, cash surrender value and death benefit amounts would be lower. (See "Charges and Deductions.")

  Some of the following illustrations are based on the guaranteed cost of term insurance rates; the remainder of the illustrations are based on the current cost of term insurance rates as presently in effect (see "Monthly Deduction From Cash Value--Cost of Term Insurance Rate").

 ...............................................................

  Taking account of the charges for mortality and expense risks, investment management services and other Fund expenses, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: - 1.52%, 4.39% and 10.30%, respectively. Taking into account the investment man-agement fees changes anticipated to take effect on August 1, 1997, these ac-tual rates would be -1.57%, 4.34% and 10.25%, respectively.

  The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Separate Account since no such charges are currently made. However, if in the future such charges are made, in order to produce the death benefits and cash values illustrated, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges. (See "Federal Tax Matters--Taxation of Metropolitan Life.")

  The second column of the tables shows the amount which would accumulate if an amount equal to the annual planned premium were invested to earn interest, after taxes, at 5% compounded annually.

  Upon request, Metropolitan Life will furnish an illustration reflecting the proposed insured's age, sex, the specified face amount or premium amount re-quested, frequency of planned periodic premium payments, death benefit option selected and any available rider requested.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 25
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
          BENEFIT OPTION A GUARANTEED COST OF TERM INSURANCE CHARGES


                                                                      TOTAL CASH
                                     TOTAL CASH VALUE(2)          SURRENDER VALUE(2)            TOTAL DEATH BENEFIT(2)
                        PREMIUMS    ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
                       ACCUMULATED GROSS ANNUAL INVESTMENT     GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT
        END OF            AT 5%       RATES OF RETURN OF          RATES OF RETURN OF              RATES OF RETURN OF
        POLICY          INTEREST   --------------------------- -----------------------------  -----------------------------
         YEAR           PER YEAR     0%         6%      12%      0%          6%       12%        0%          6%      12%
        ------         ----------- -------    ------- -------- -------     -------  --------  --------    -------- --------
 1....................   $ 1,050   $   282    $   317 $    353 $     0*(3) $    17* $     53* $100,000    $100,000 $100,000
 2....................     2,153       958      1,059    1,165     658*        759*      865*  100,000     100,000  100,000
 3....................     3,310     1,624      1,834    2,062   1,324       1,534     1,762   100,000     100,000  100,000
 4....................     4,526     2,282      2,646    3,054   1,982       2,346     2,754   100,000     100,000  100,000
 5....................     5,802     2,930      3,494    4,149   2,630       3,194     3,849   100,000     100,000  100,000
 6....................     7,142     3,566      4,377    5,355   3,366       4,177     5,155   100,000     100,000  100,000
 7....................     8,549     4,189      5,295    6,683   3,989       5,095     6,483   100,000     100,000  100,000
 8....................    10,027     4,797      6,249    8,144   4,597       6,049     7,944   100,000     100,000  100,000
 9....................    11,578     5,389      7,238    9,750   5,189       7,038     9,550   100,000     100,000  100,000
10....................    13,207     5,964      8,264   11,516   5,764       8,064    11,316   100,000     100,000  100,000
15....................    22,657     8,519     13,927   23,329   8,419      13,827    23,229   100,000     100,000  100,000
20....................    34,719    10,384     20,476   42,332  10,384      20,476    42,332   100,000     100,000  100,000
25....................    50,113    11,356     27,975   72,901  11,356      27,975    72,901   100,000     100,000  139,240(4)
40....................   126,840     2,909     56,283  321,548   2,909      56,283   321,548   100,000     100,000  392,289(4)
45....................   167,685         0(3)  68,002  515,971       0(3)   68,002   515,971         0(3)  100,000  598,527(4)
50....................   219,815         0(3)  82,264  825,927       0(3)   82,264   825,927         0(3)  100,000  883,742(4)

-------
(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination," for further details. Zero values in cash surrender value in the first Policy year will not cause coverage to terminate since illustrations assume payment of at least minimum allowable planned premium (see "Premiums--Payment of Premiums").
(4) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit," for further details.

* The values indicated are based on the full surrender charges as described under "Surrender Charge," which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 25
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
          BENEFIT OPTION B GUARANTEED COST OF TERM INSURANCE CHARGES

                                                                   TOTAL CASH
                                      TOTAL CASH VALUE(2)      SURRENDER VALUE(2)
                                     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL               TOTAL DEATH BENEFIT(2)
                          PREMIUMS       GROSS ANNUAL             GROSS ANNUAL                    ASSUMING HYPOTHETICAL
                         ACCUMULATED      INVESTMENT               INVESTMENT                    GROSS ANNUAL INVESTMENT
         END OF             AT 5%     RATES OF RETURN OF       RATES OF RETURN OF                   RATES OF RETURN OF
         POLICY           INTEREST   ------------------------ -----------------------------     -----------------------------
          YEAR            PER YEAR     0%        6%     12%     0%         6%         12%          0%          6%      12%
         ------          ----------- ------    ------ ------- ------     ------     -------     --------    -------- --------
 1......................  $  1,050   $  281    $  316 $   352 $    0*(3) $    0*(3) $     0*(3) $100,281    $100,316 $100,352
 2......................     2,153      955     1,056   1,161    255*       356*        461*     100,955     101,056  101,161
 3......................     3,310    1,618     1,828   2,054  1,018      1,228       1,454      101,618     101,828  102,054
 4......................     4,526    2,272     2,634   3,040  1,672      2,034       2,440      102,272     102,634  103,040
 5......................     5,802    2,916     3,475   4,127  2,316      2,875       3,527      102,916     103,475  104,127
 6......................     7,142    3,545     4,350   5,321  3,045      3,850       4,821      103,545     104,350  105,321
 7......................     8,549    4,161     5,257   6,633  3,661      4,757       6,133      104,161     105,257  106,633
 8......................    10,027    4,760     6,198   8,073  4,360      5,798       7,673      104,760     106,198  108,073
 9......................    11,578    5,341     7,171   9,653  4,941      6,771       9,253      105,341     107,171  109,653
10......................    13,207    5,905     8,176  11,384  5,605      7,876      11,084      105,905     108,176  111,384
15......................    22,657    8,369    13,657  22,839  8,269     13,557      22,739      108,369     113,657  122,839
20......................    34,719   10,064    19,776  40,763 10,064     19,776      40,763      110,064     119,776  140,763
25......................    50,113   10,752    26,344  68,857 10,752     26,344      68,857      110,752     126,344  168,857
40......................   126,840      762    41,207 289,754    762     41,207     289,754      100,762     141,207  389,754
45......................   167,685        0(3) 38,059 458,473      0(3)  38,059     458,473            0(3)  138,059  558,473
50......................   219,815        0(3) 23,461 722,011      0(3)  23,461     722,011            0(3)  123,461  822,011

-------
(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination," for further details. Zero values in cash surrender value in the first Policy year will not cause coverage to terminate since illustrations assume payment of at least minimum allowable planned premium (see "Premiums--Payment of Premiums").


* The values indicated are based on the full surrender charges as described under "Surrender Charge," which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 25
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
          BENEFIT OPTION C GUARANTEED COST OF TERM INSURANCE CHARGES

                                                                 TOTAL CASH
                                    TOTAL CASH VALUE(2)      SURRENDER VALUE(2)
                                   ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL               TOTAL DEATH BENEFIT(2)
                        PREMIUMS       GROSS ANNUAL             GROSS ANNUAL                    ASSUMING HYPOTHETICAL
                       ACCUMULATED      INVESTMENT               INVESTMENT                    GROSS ANNUAL INVESTMENT
        END OF            AT 5%     RATES OF RETURN OF       RATES OF RETURN OF                   RATES OF RETURN OF
        POLICY          INTEREST   ------------------------ -----------------------------     -----------------------------
         YEAR           PER YEAR     0%        6%     12%     0%         6%         12%          0%          6%      12%
        ------         ----------- ------    ------ ------- ------     ------     -------     --------    -------- --------
 1....................   $ 1,050   $  281    $  316 $   352 $    0*(3) $    0*(3) $     0*(3) $100,281    $100,316 $100,352
 2....................     2,153      955     1,056   1,161    455*       556*        661*     100,955     101,056  101,161
 3....................     3,310    1,618     1,828   2,054  1,118      1,328       1,554      101,618     101,828  102,054
 4....................     4,526    2,272     2,634   3,040  1,772      2,134       2,540      102,272     102,634  103,040
 5....................     5,802    2,916     3,475   4,127  2,416      2,975       3,627      102,916     103,475  104,127
 6....................     7,142    3,545     4,350   5,321  3,145      3,950       4,921      103,545     104,350  105,321
 7....................     8,549    4,161     5,257   6,633  3,761      4,857       6,233      104,161     105,257  106,633
 8....................    10,027    4,760     6,198   8,073  4,460      5,898       7,773      104,760     106,198  108,073
 9....................    11,578    5,341     7,171   9,653  5,041      6,871       9,353      105,341     107,171  109,653
10....................    13,207    5,905     8,176  11,384  5,605      7,876      11,084      105,905     108,176  111,384
15....................    22,657    8,369    13,657  22,839  8,269     13,557      22,739      108,369     113,657  122,839
20....................    34,719   10,064    19,776  40,763 10,064     19,776      40,763      110,064     119,776  140,763
25....................    50,113   10,752    26,344  68,857 10,752     26,344      68,857      110,752     126,344  168,857
40....................   126,840      762    41,207 289,754    762     41,207     289,754      100,762     141,207  389,754
45....................   167,685        0(3) 37,978 464,361      0(3)  37,978     464,361            0(3)  141,207  538,658(4)
50....................   219,815        0(3) 20,536 743,889      0(3)  20,536     743,889            0(3)  141,207  795,961(4)

-------
(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination" for further details. Zero values in cash surrender value in the first Policy year will not cause coverage to terminate since illustrations assume payment of at least minimum allowable planned premium (see "Premiums--Payment of Premiums").
(4) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit" for further details.

* The values indicated are based on the full surrender charges as described under "Surrender Charge", which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 25
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION A CURRENT COST OF TERM INSURANCE CHARGES

                                                                 TOTAL CASH
                                 TOTAL CASH VALUE(2)         SURRENDER VALUE(2)               TOTAL DEATH BENEFIT(2)
                  PREMIUMS      ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
                 ACCUMULATED   GROSS ANNUAL INVESTMENT     GROSS ANNUAL INVESTMENT           GROSS ANNUAL INVESTMENT
     END OF         AT 5%        RATES OF RETURN OF          RATES OF RETURN OF                 RATES OF RETURN OF
     POLICY       INTEREST   --------------------------- --------------------------------  -------------------------------
      YEAR        PER YEAR     0%       6%       12%       0%           6%        12%         0%       6%          12%
     ------      ----------- ------- -------- ---------- -------     --------  ----------  -------- --------    ----------
 1..............  $  1,050   $   380 $    419 $      457 $    80*(3) $    119* $      157* $100,000 $100,000    $  100,000
 2..............     2,153     1,148    1,261      1,379     848*         961*      1,079*  100,000  100,000       100,000
 3..............     3,310     1,905    2,142      2,398   1,605        1,842       2,098   100,000  100,000       100,000
 4..............     4,526     2,650    3,061      3,521   2,350        2,761       3,221   100,000  100,000       100,000
 5..............     5,802     3,385    4,022      4,762   3,085        3,722       4,462   100,000  100,000       100,000
 6..............     7,142     4,110    5,026      6,131   3,910        4,826       5,931   100,000  100,000       100,000
 7..............     8,549     4,823    6,074      7,642   4,623        5,874       7,442   100,000  100,000       100,000
 8..............    10,027     5,527    7,170      9,311   5,327        6,970       9,111   100,000  100,000       100,000
 9..............    11,578     6,220    8,314     11,152   6,020        8,114      10,952   100,000  100,000       100,000
10..............    13,207     6,889    9,495     13,170   6,689        9,295      12,970   100,000  100,000       100,000
15..............    22,657    10,055   16,204     26,842   9,955       16,104      26,742   100,000  100,000       100,000
20..............    34,719    12,835   24,391     49,113  12,835       24,391      49,113   100,000  100,000       109,030(3)
25..............    50,113    15,117   34,316     85,119  15,117       34,316      85,119   100,000  100,000       162,577(3)
40..............   126,840    16,525   78,900    387,785  16,525       78,900     387,785   100,000  100,000       473,098(3)
45..............   167,685    12,370  101,170    629,388  12,370      101,170     629,388   100,000  117,357(3)    730,090(3)
50..............   219,815     1,131  128,219  1,016,396   1,131      128,219   1,016,396   100,000  137,194(3)  1,087,544(3)

-------
(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit," for further details.

* The values indicated are based on the full surrender charges as described under "Surrender Charge", which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 25
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION B CURRENT COST OF TERM INSURANCE CHARGES

                                                                TOTAL CASH
                               TOTAL CASH VALUE(2)          SURRENDER VALUE(2)                   TOTAL DEATH BENEFIT(2)
                  PREMIUMS    ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL                  ASSUMING HYPOTHETICAL
                 ACCUMULATED GROSS ANNUAL INVESTMENT     GROSS ANNUAL INVESTMENT                GROSS ANNUAL INVESTMENT
     END OF         AT 5%       RATES OF RETURN OF          RATES OF RETURN OF                     RATES OF RETURN OF
     POLICY       INTEREST   --------------------------- --------------------------------     -------------------------------
      YEAR        PER YEAR     0%         6%      12%      0%          6%          12%           0%          6%       12%
     ------      ----------- -------    ------- -------- -------     -------     --------     --------    -------- ----------
 1..............  $  1,050   $   380    $   418 $    456 $     0*(3) $     0*(3) $      0*(3) $100,380    $100,418 $  100,456
 2..............     2,153     1,147      1,260    1,378     447*        560*         678*     101,147     101,260    101,378
 3..............     3,310     1,902      2,138    2,394   1,302       1,538        1,794      101,902     102,138    102,394
 4..............     4,526     2,645      3,055    3,514   2,045       2,455        2,914      102,645     103,055    103,514
 5..............     5,802     3,378      4,013    4,750   2,778       3,413        4,150      103,378     104,013    104,750
 6..............     7,142     4,099      5,012    6,114   3,599       4,512        5,614      104,099     105,012    106,114
 7..............     8,549     4,809      6,056    7,617   4,309       5,556        7,117      104,809     106,056    107,617
 8..............    10,027     5,509      7,145    9,276   5,109       6,745        8,876      105,509     107,145    109,276
 9..............    11,578     6,197      8,282   11,105   5,797       7,882       10,705      106,197     108,282    111,105
10..............    13,207     6,860      9,452   13,107   6,560       9,152       12,807      106,860     109,452    113,107
15..............    22,657     9,985     16,078   26,613   9,885      15,978       26,513      109,985     116,078    126,613
20..............    34,719    12,689     24,075   48,417  12,689      24,075       48,417      112,689     124,075    148,417
25..............    50,113    14,832     33,572   83,532  14,832      33,572       83,532      114,832     133,572    183,532
40..............   126,840    14,836     70,597  376,930  14,836      70,597      376,930      114,836     170,597    476,930
45..............   167,685     9,550     82,934  610,439   9,550      82,934      610,439      109,550     182,934    710,439
50..............   219,815         0(3)  89,876  982,379       0(3)   89,876      982,379            0(3)  189,876  1,082,379

-------
(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination" for further details. Zeros values in cash surrender value in the first Policy year will not cause coverage to terminate since illustrations assume payment of at least minimum allowable planned premium (see "Premiums--Payment of Premiums").

* The values indicated are based on the full surrender charges as described under "Surrender Charge", which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 25
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION C CURRENT COST OF TERM INSURANCE CHARGES

                                                                TOTAL CASH
                               TOTAL CASH VALUE(2)          SURRENDER VALUE(2)                   TOTAL DEATH BENEFIT(2)
                  PREMIUMS    ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL                  ASSUMING HYPOTHETICAL
                 ACCUMULATED GROSS ANNUAL INVESTMENT     GROSS ANNUAL INVESTMENT                GROSS ANNUAL INVESTMENT
     END OF         AT 5%       RATES OF RETURN OF          RATES OF RETURN OF                     RATES OF RETURN OF
     POLICY       INTEREST   --------------------------- --------------------------------     -------------------------------
      YEAR        PER YEAR     0%         6%      12%      0%          6%          12%           0%          6%       12%
     ------      ----------- -------    ------- -------- -------     -------     --------     --------    -------- ----------
 1..............  $  1,050   $   380    $   418 $    456 $     0*(3) $     0*(3) $      0*(3) $100,380    $100,418 $  100,456
 2..............     2,153     1,147      1,260    1,378     647*        760*         878*     101,147     101,260    101,378
 3..............     3,310     1,902      2,138    2,394   1,402       1,638        1,894      101,902     102,138    102,394
 4..............     4,526     2,645      3,055    3,514   2,145       2,555        3,014      102,645     103,055    103,514
 5..............     5,802     3,378      4,013    4,750   2,878       3,513        4,250      103,378     104,013    104,750
 6..............     7,142     4,099      5,012    6,114   3,699       4,612        5,714      104,099     105,012    106,114
 7..............     8,549     4,809      6,056    7,617   4,409       5,656        7,217      104,809     106,056    107,617
 8..............    10,027     5,509      7,145    9,276   5,209       6,845        8,976      105,509     107,145    109,276
 9..............    11,578     6,197      8,282   11,105   5,897       7,982       10,805      106,197     108,282    111,105
10..............    13,207     6,860      9,452   13,107   6,560       9,152       12,807      106,860     109,452    113,107
15..............    22,657     9,985     16,078   26,613   9,885      15,978       26,513      109,985     116,078    126,613
20..............    34,719    12,689     24,075   48,417  12,689      24,075       48,417      112,689     124,075    148,417
25..............    50,113    14,832     33,572   83,532  14,832      33,572       83,532      114,832     133,572    183,532
40..............   126,840    14,836     70,597  376,930  14,836      70,597      376,930      114,836     170,597    476,930
45..............   167,685     9,380     83,637  611,779   9,380      83,637      611,779      114,836     170,597    709,663(4)
50..............   219,815         0(3)  94,214  988,121       0(3)   94,214      988,121            0(3)  170,597  1,057,289(4)

-------
(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination" for further details. Zero values in cash surrender value in the first Policy year will not cause coverage to terminate since illustrations assume payment of at least minimum allowable planned premium (see "Premiums--Payment of Premiums").
(4) Minimum death benefit applies, see "Death Benefit Options--Minimum Death Benefit" for further details.

* The values indicated are based on the full surrender charges as described under "Surrender Charge", which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 40
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
          BENEFIT OPTION A GUARANTEED COST OF TERM INSURANCE CHARGES

                                                                     TOTAL CASH
                                    TOTAL CASH VALUE(2)          SURRENDER VALUE(2)            TOTAL DEATH BENEFIT(2)
                       PREMIUMS    ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
                      ACCUMULATED GROSS ANNUAL INVESTMENT     GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT
       END OF            AT 5%       RATES OF RETURN OF          RATES OF RETURN OF              RATES OF RETURN OF
       POLICY          INTEREST   --------------------------- -----------------------------  -----------------------------
        YEAR           PER YEAR     0%         6%      12%      0%          6%       12%        0%          6%      12%
       ------         ----------- -------    ------- -------- -------     -------  --------  --------    -------- --------
 1...................  $  1,748   $   765    $   833 $    901 $     0*(3) $    33* $    101* $100,000    $100,000 $100,000
 2...................     3,584     1,889      2,085    2,290   1,189*      1,385*    1,590*  100,000     100,000  100,000
 3...................     5,511     2,970      3,367    3,796   2,270       2,667     3,096   100,000     100,000  100,000
 4...................     7,535     4,010      4,680    5,433   3,310       3,980     4,733   100,000     100,000  100,000
 5...................     9,660     5,005      6,022    7,212   4,405       5,422     6,612   100,000     100,000  100,000
 6...................    11,891     5,956      7,395    9,147   5,356       6,795     8,547   100,000     100,000  100,000
 7...................    14,234     6,861      8,799   11,255   6,361       8,299    10,755   100,000     100,000  100,000
 8...................    16,694     7,719     10,235   13,555   7,219       9,735    13,055   100,000     100,000  100,000
 9...................    19,277     8,529     11,701   16,066   8,129      11,301    15,666   100,000     100,000  100,000
10...................    21,989     9,288     13,198   18,810   8,888      12,798    18,410   100,000     100,000  100,000
15...................    37,725    12,131     21,027   36,952  12,031      20,927    36,852   100,000     100,000  100,000
20...................    57,808    12,868     29,169   66,328  12,868      29,169    66,328   100,000     100,000  100,000
25...................    83,439    10,424     37,199  115,228  10,424      37,199   115,228   100,000     100,000  140,578(4)
30...................   116,152     2,329     44,165  192,768   2,329      44,165   192,768   100,000     100,000  223,611(4)
35...................   157,902         0(3)  48,238  316,367       0(3)   48,238   316,367         0(3)  100,000  338,512(4)

-------
(1) Assumes annual planned premium payments of $1,665 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination" for further details. The zero value in cash surrender value in the first Policy year will not cause coverage to terminate since illustrations assume payment of at least minimum allowable planned premium (see "Premiums--Payment of Premiums").
(4) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit," for further details.

* The values indicated are based on the full surrender charges as described under "Surrender Charge", which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 40
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
          BENEFIT OPTION B GUARANTEED COST OF TERM INSURANCE CHARGES

                                                                  TOTAL CASH
                                 TOTAL CASH VALUE(2)          SURRENDER VALUE(2)                  TOTAL DEATH BENEFIT(2)
                    PREMIUMS    ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL
                   ACCUMULATED GROSS ANNUAL INVESTMENT     GROSS ANNUAL INVESTMENT               GROSS ANNUAL INVESTMENT
      END OF          AT 5%       RATES OF RETURN OF          RATES OF RETURN OF                    RATES OF RETURN OF
      POLICY        INTEREST   --------------------------- --------------------------------     -----------------------------
       YEAR         PER YEAR     0%         6%      12%      0%          6%          12%           0%          6%      12%
------------------ ----------- -------    ------- -------- -------     -------     --------     --------    -------- --------
 1................  $  1,748   $   762    $   829 $    897 $     0*(3) $     0*(3) $      0*(3) $100,762    $100,829 $100,897
 2................     3,584     1,878      2,073    2,277     478*        673*         877*     101,878     102,073  102,277
 3................     5,511     2,948      3,341    3,767   1,648       2,041        2,467      102,948     103,341  103,767
 4................     7,535     3,971      4,633    5,378   2,771       3,433        4,178      103,971     104,633  105,378
 5................     9,660     4,944      5,946    7,118   3,744       4,746        5,918      104,944     105,946  107,118
 6................    11,891     5,866      7,280    9,000   4,766       6,180        7,900      105,866     107,280  109,000
 7................    14,234     6,736      8,632   11,033   5,736       7,632       10,033      106,736     108,632  111,033
 8................    16,694     7,551     10,002   13,234   6,651       9,102       12,334      107,551     110,002  113,234
 9................    19,277     8,311     11,386   15,614   7,511      10,586       14,814      108,311     111,386  115,614
10................    21,989     9,010     12,782   18,187   8,310      12,082       17,487      109,010     112,782  118,187
15................    37,725    11,395     19,670   34,444  11,295      19,570       34,344      111,395     119,670  134,444
20................    57,808    11,326     25,590   57,974  11,326      25,590       57,974      111,326     125,590  157,974
25................    83,439     7,738     28,887   91,766   7,738      28,887       91,766      107,738     128,887  191,766
30................   116,152         0(3)  26,363  139,369       0(3)   26,363      139,369            0(3)  126,363  239,369
35................   157,902         0(3)  12,534  204,932       0(3)   12,534      204,932            0(3)  112,534  304,932

-------
(1) Assumes annual planned premium payments of $1,665 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination" for further details. Zero values in cash surrender value in the first Policy year will not cause coverage to terminate since illustrations assume payment of at least minimum allowable planned premium (see "Premiums--Payment of Premiums").

* The values indicated are based on the full surrender charges as described under "Surrender Charge", which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 40
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
          BENEFIT OPTION C GUARANTEED COST OF TERM INSURANCE CHARGES

                                                                TOTAL CASH
                               TOTAL CASH VALUE(2)          SURRENDER VALUE(2)                  TOTAL DEATH BENEFIT(2)
                  PREMIUMS    ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL
                 ACCUMULATED GROSS ANNUAL INVESTMENT     GROSS ANNUAL INVESTMENT               GROSS ANNUAL INVESTMENT
     END OF         AT 5%       RATES OF RETURN OF          RATES OF RETURN OF                    RATES OF RETURN OF
     POLICY       INTEREST   --------------------------- --------------------------------     -----------------------------
      YEAR        PER YEAR     0%         6%      12%      0%          6%          12%           0%          6%      12%
     ------      ----------- -------    ------- -------- -------     -------     --------     --------    -------- --------
 1..............  $  1,748   $   762    $   829 $    897 $     0*(3) $     0*(3) $      0*(3) $100,762    $100,829 $100,897
 2..............     3,584     1,878      2,073    2,277    778*         973*       1,177*     101,878     102,073  102,277
 3..............     5,511     2,948      3,341    3,767   1,948       2,341        2,767      102,948     103,341  103,767
 4..............     7,535     3,971      4,633    5,378   2,971       3,633        4,378      103,971     104,633  105,378
 5..............     9,660     4,944      5,946    7,118   4,044       5,046        6,218      104,944     105,946  107,118
 6..............    11,891     5,866      7,280    9,000   4,966       6,380        8,100      105,866     107,280  109,000
 7..............    14,234     6,736      8,632   11,033   5,936       7,832       10,233      106,736     108,632  111,033
 8..............    16,694     7,551     10,002   13,234   6,851       9,302       12,534      107,551     110,002  113,234
 9..............    19,277     8,311     11,386   15,614   7,711      10,786       15,014      108,311     111,386  115,614
10..............    21,989     9,010     12,782   18,187   8,410      12,182       17,587      109,010     112,782  118,187
15..............    37,725    11,395     19,670   34,444  11,295      19,570       34,344      111,395     119,670  134,444
20..............    57,808    11,326     25,590   57,974  11,326      25,590       57,974      111,326     125,590  157,974
25..............    83,439     7,738     28,887   91,766   7,738      28,887       91,766      107,738     128,887  191,766
30..............   116,152         0(3)  26,407  144,325       0(3)   26,407      144,325            0(3)  128,887  191,766
35..............   157,902         0(3)  10,249  238,014       0(3)   10,249      238,014            0(3)  128,887  254,675(4)

-------
(1) Assumes annual planned premium payments of $1,665 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums-- Termination" for further details. Zero values in cash surrender value in the first Policy year will not cause coverage to terminate since illustrations assume payment of at least minimum allowable planned premium (see "Premiums--Payment of Premiums").
(4) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit" for further details.

* The values indicated are based on the full surrender charges as described under "Surrender Charge", which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 40
                     STANDARD NONSMOKER UNDERWRITING RISK
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION A
                    CURRENT COST OF TERM INSURANCE CHARGES

                                                                  TOTAL CASH
                                    TOTAL CASH VALUE(2)       SURRENDER VALUE(2)         TOTAL DEATH BENEFIT(2)
                       PREMIUMS    ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
                      ACCUMULATED GROSS ANNUAL INVESTMENT  GROSS ANNUAL INVESTMENT      GROSS ANNUAL INVESTMENT
       END OF            AT 5%       RATES OF RETURN OF       RATES OF RETURN OF           RATES OF RETURN OF
       POLICY          INTEREST   ------------------------ --------------------------  -----------------------------
        YEAR           PER YEAR     0%      6%      12%      0%       6%       12%        0%       6%         12%
       ------         ----------- ------- ------- -------- -------  -------  --------  -------- --------    --------
 1...................  $  1,748   $   955 $ 1,029 $  1,103 $   155* $   229* $    303* $100,000 $100,000    $100,000
 2...................     3,584     2,290   2,510    2,740   1,590*   1,810*    2,040*  100,000  100,000     100,000
 3...................     5,511     3,592   4,044    4,532   2,892    3,344     3,832   100,000  100,000     100,000
 4...................     7,535     4,862   5,633    6,497   4,162    4,933     5,797   100,000  100,000     100,000
 5...................     9,660     6,100   7,278    8,652   5,500    6,678     8,052   100,000  100,000     100,000
 6...................    11,891     7,307   8,986   11,019   6,707    8,386    10,419   100,000  100,000     100,000
 7...................    14,234     8,485  10,757   13,621   7,985   10,257    13,121   100,000  100,000     100,000
 8...................    16,694     9,634  12,597   16,484   9,134   12,097    15,984   100,000  100,000     100,000
 9...................    19,277    10,754  14,508   19,634  10,354   14,108    19,234   100,000  100,000     100,000
10...................    21,989    11,834  16,482   23,092  11,434   16,082    22,692   100,000  100,000     100,000
15...................    37,725    16,677  27,469   46,396  16,577   27,369    46,296   100,000  100,000     100,000
20...................    57,808    20,327  40,465   84,487  20,327   40,465    84,487   100,000  100,000     113,212(3)
25...................    83,439    22,525  56,092  146,371  22,525   56,092   146,371   100,000  100,000     178,572(3)
30...................   116,152    21,602  74,850  245,389  21,602   74,850   245,389   100,000  100,000     284,651(3)
35...................   157,902    14,520  98,959  404,028  14,520   98,959   404,028   100,000  105,886(3)  432,310(3)

-------
(1) Assumes annual planned premium payments of $1,665 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit," for further details.

* The values indicated are based on the full surrender charges as described under "Surrender Charge", which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 40
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION B CURRENT COST OF TERM INSURANCE CHARGES

                                                                TOTAL CASH
                                      TOTAL CASH VALUE(2)   SURRENDER VALUE(2)
                                     ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL             TOTAL DEATH BENEFIT(2)
                          PREMIUMS       GROSS ANNUAL          GROSS ANNUAL                   ASSUMING HYPOTHETICAL
                         ACCUMULATED      INVESTMENT            INVESTMENT                   GROSS ANNUAL INVESTMENT
         END OF             AT 5%     RATES OF RETURN OF    RATES OF RETURN OF                 RATES OF RETURN OF
         POLICY           INTEREST   --------------------- -----------------------------     -----------------------
          YEAR            PER YEAR     0%     6%     12%     0%         6%         12%         0%      6%      12%
         ------          ----------- ------ ------ ------- ------     ------     -------     ------- ------- -------
 1......................     1,748      954  1,027   1,102      0*(3)      0*(3)       0*(3) 100,954 101,027 101,102
 2......................     3,584    2,285  2,505   2,734    885*     1,105*      1,334*    102,285 102,505 102,734
 3......................     5,511    3,583  4,033   4,520  2,283      2,733       3,220     103,583 104,033 104,520
 4......................     7,535    4,845  5,613   6,473  3,645      4,413       5,273     104,845 105,613 106,473
 5......................     9,660    6,073  7,245   8,612  4,873      6,045       7,412     106,073 107,245 108,612
 6......................    11,891    7,267  8,935  10,955  6,167      7,835       9,855     107,267 108,935 110,955
 7......................    14,234    8,429 10,683  13,523  7,429      9,683      12,523     108,429 110,683 113,523
 8......................    16,694    9,558 12,492  16,340  8,658     11,592      15,440     109,558 112,492 116,340
 9......................    19,277   10,655 14,366  19,431  9,855     13,566      18,631     110,655 114,366 119,431
10......................    21,989   11,705 16,291  22,809 11,005     15,591      22,109     111,705 116,291 122,809
15......................    37,725   16,303 26,799  45,184 16,203     26,699      45,084     116,303 126,799 145,184
20......................    57,808   19,438 38,526  80,212 19,438     38,526      80,212     119,438 138,526 180,212
25......................    83,439   20,709 51,200 135,277 20,709     51,200     135,277     120,709 151,200 235,277
30......................   116,152   17,993 62,467 220,118 17,993     62,467     220,118     117,993 162,467 320,118
35......................   157,902    8,166 68,075 349,149  8,166     68,075     349,149     108,166 168,075 449,149

-------
(1) Assumes annual planned premium payments of $1,665 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash surrender value in the first Policy year will not cause coverage to terminate since illustrations assume payment of at least minimum allowable planned premium (see "Premiums--Payment of Premiums").

* The values indicated are based on the full surrender charges as described under "Surrender Charge", which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 40
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION C CURRENT COST OF TERM INSURANCE CHARGES

                                                             TOTAL CASH
                               TOTAL CASH VALUE(2)       SURRENDER VALUE(2)                  TOTAL DEATH BENEFIT(2)
                  PREMIUMS    ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL
                 ACCUMULATED GROSS ANNUAL INVESTMENT  GROSS ANNUAL INVESTMENT               GROSS ANNUAL INVESTMENT
     END OF         AT 5%       RATES OF RETURN OF       RATES OF RETURN OF                    RATES OF RETURN OF
     POLICY       INTEREST   ------------------------ --------------------------------     --------------------------
      YEAR        PER YEAR     0%      6%      12%      0%          6%          12%           0%       6%      12%
     ------      ----------- ------- ------- -------- -------     -------     --------     -------- -------- --------
 1..............  $  1,748   $   954 $ 1,027 $  1,102 $     0*(3) $     0*(3) $      0*(3) $100,954 $101,027 $101,102
 2..............     3,584     2,285   2,505    2,734   1,185*      1,405*       1,634*     102,285  102,505  102,734
 3..............     5,511     3,583   4,033    4,520   2,583       3,033        3,520      103,583  104,033  104,520
 4..............     7,535     4,845   5,613    6,473   3,845       4,613        5,473      104,845  105,613  106,473
 5..............     9,660     6,073   7,245    8,612   5,173       6,345        7,712      106,073  107,245  108,612
 6..............    11,891     7,267   8,935   10,955   6,367       8,035       10,055      107,267  108,935  110,955
 7..............    14,234     8,429  10,683   13,523   7,629       9,883       12,723      108,429  110,683  113,523
 8..............    16,694     9,558  12,492   16,340   8,858      11,792       15,640      109,558  112,492  116,340
 9..............    19,277    10,655  14,366   19,431  10,055      13,766       18,831      110,655  114,366  119,431
10..............    21,989    11,705  16,291   22,809  11,105      15,691       22,209      111,705  116,291  122,809
15..............    37,725    16,303  26,799   45,184  16,203      26,699       45,084      116,303  126,799  145,184
20..............    57,808    19,438  38,526   80,212  19,438      38,526       80,212      119,438  138,526  180,212
25..............    83,439    20,709  51,200  135,277  20,709      51,200      135,277      120,709  151,200  235,277
30..............   116,152    17,974  63,151  224,360  17,974      63,151      224,360      120,709  151,200  260,257(4)
35..............   157,902     7,066  72,118  370,262   7,066      72,118      370,262      120,709  151,200  396,181(4)

-------
(1) Assumes annual planned premium payments of $1,665 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Zero values in cash surrender value in the first Policy year will not cause coverage to terminate since illustrations assume payment of at least minimum allowable planned premium (see "Premiums--Payment of Premiums").
(4) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit," for further details.

* The values indicated are based on the full surrender charges as described under "Surrender Charge", which determine whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw. If the Policy were to terminate or be fully surrendered, a refund of excess sales charges may be paid (see "Surrender Charge--Excess Sales Charge").

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 ...............................................................
POLICY RIGHTS
 ...............................................................................

  The description of rights under the Policy set forth below assumes that no riders are in effect. See the Appendix to Prospectus, for a discussion of how these rights may be affected by certain riders under the Policy.

LOAN PRIVILEGES

  Policy Loan. At any time, the Policy owner may borrow money from Metropoli-tan Life using the Policy as the only security for the loan. The smallest amount the Policy owner can borrow at any one time is $250. The maximum amount that may be borrowed at any time is the loan value. The loan value equals the cash surrender value less two monthly deductions or, if greater, 75% (90% for Policies issued in Virginia or Maryland) of the cash surrender value (or, in Texas, the Policy's cash surrender value less two monthly deductions or 100% of the cash surrender value in the Fixed Account and 75% of the cash surrender value in the Separate Account, if greater). For situations where a Policy loan may be treated as a taxable distribution, see "Federal Tax Matters."

  Allocation of Policy Loan. Metropolitan Life will allocate a Policy loan among the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis.

  Interest. The interest charged on a Policy loan accrues daily. The interest rate is a fixed rate of 8% per year. Interest payments are due at the end of each Policy year. If unpaid within 31 days after it is due, interest will be treated as a new loan subject to the interest rates applicable at that time and an amount equal to such interest due will be transferred from the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Ba-sis to the Policy Loan Account.

  For individuals, interest paid to Metropolitan Life in connection with pol-icy loans used for consumer purposes is not tax deductible.

  Generally, pursuant to legislation enacted in 1996, no deduction is allowed for interest on policyholder loans on life insurance policies owned by businesses where the insured is an officer, employee or a financially interested person, subject to certain exceptions for key person insurance covering a limited number of individ- uals. Counsel and other competent advisors should be consulted with respect to the deductibility of Policy loan interest for income tax purposes. (See "Federal Tax Matters.")

  Effect of a Policy Loan. As of the Date of Receipt of the loan request, cash value equal to the portion of the Policy loan allocated to the Fixed Account and to each investment division will be transferred from the Fixed Account and/or such investment divisions to a Policy Loan Account within the General Account, reducing the Policy's cash value in the accounts from which the transfer was made.

  Cash value in the Policy Loan Account equal to indebtedness will be credited with interest at a rate equal to the fixed rate charged less a percentage charge, based on expenses associated with Policy loans, determined by Metro-politan Life. Presently, this charge is 2%. Thus, the interest rate presently credited is 6%. The minimum rate credited to the Policy Loan Account will be 4% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO THE CASH VALUE IN THE POLICY LOAN ACCOUNT, NOR WILL THE CASH VALUE IN THE POLICY LOAN ACCOUNT PAR-TICIPATE IN ANY INVESTMENT EXPERIENCE APPLICABLE TO THE SEPARATE ACCOUNT.

  The Policy's cash value in the Policy Loan Account will be the outstanding indebtedness on the valuation date plus any interest credited to the Policy Loan Account which has not yet been allocated to the Fixed Account or the in-vestment divisions of the Separate Account as of the Valuation Date. Interest credited to amounts in the Policy Loan Account will be allocated at least once a year among the Fixed Account and the investment divisions of the Separate Account in the same proportion as the net premiums are then being allocated.

  Indebtedness. Indebtedness equals the outstanding Policy loan plus accrued interest thereon. If, on a monthly anniversary, indebtedness exceeds the cash value minus the monthly deduction, Metropolitan Life will notify the Policy owner and any assignee of record. If a sufficient payment is not made to Met-ropolitan Life within 61 days from the monthly anniversary, the Policy will terminate without value. The Policy may, however, later be reinstated, subject to certain conditions (see "Policy Termination and Reinstatement").

  Repayment of Indebtedness. Indebtedness may be repaid any time before the Final Date while the insured is living. The minimum repayment is $50. If not repaid, Metropolitan Life will deduct indebtedness from any amount payable un-der the Policy. As of the Date of Receipt of the repayment, the Policy's cash value in the Policy Loan Account securing indebtedness will be allocated among the Fixed Account and the investment divisions of the Separate Account in the same proportion that net premiums are being allocated to those accounts at the time of repayment. The Policy owner should designate whether a payment is in-tended as a loan repayment or a premium payment. Any payment for which no des-ignation is made will be treated as a premium payment.

 ...............................................................

SURRENDER AND WITHDRAWAL PRIVILEGES

  Subject to the limitations set forth below, at any time before the earlier of the death of the insured and the Final Date, the Policy owner may make a par-tial withdrawal or totally surrender the Policy by sending a written request to the Designated Office. Metropolitan Life may require that these requests be made on forms provided for these purposes. The maximum amount available for surrenders or withdrawal is the cash surrender value on the Date of Receipt of the request. No charge will be imposed on partial withdrawals. See "Charges and Deductions--Surrender Charge" for a discussion of surrender charges. For any tax consequences in connection with a partial withdrawal or surrender, see "Federal Tax Matters".

  Surrenders. The Policy owner may surrender the Policy for its cash surrender value. If the Policy is being surrendered, Metropolitan Life may require that the Policy itself be returned along with the request. A Policy owner may elect to have the proceeds paid in a single sum or applied under an optional income plan (see "Appendix to Prospectus"). If the insured dies after the surrender of the Policy and payment to the Policy owner of the cash surrender value but be-fore the end of the Policy month in which the surrender occurred, a death bene-fit will be payable to the beneficiary in an amount equal to the difference be-tween the Policy's death benefit and cash value, both computed as of the sur-render date.

  Partial Withdrawals. The Policy owner may make a partial withdrawal from the Policy's cash surrender value. The minimum partial withdrawal is $250. There is no charge for a partial withdrawal. The amount withdrawn will be deducted from the Policy's cash value as of the Date of Receipt. The amount will be deducted from the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis.

  When death benefit Option A, or Option C on and after policy anniversary 65, is in effect, any partial withdrawal will reduce the specified face amount, and thus the death benefit, by the amount withdrawn. When death benefit Option B, or Option C prior to policy anniversary 65, is in effect, the amount withdrawn will not reduce the specified face amount. However, the death benefit will be reduced by the amount withdrawn. If increases in the specified face amount pre-viously have occurred, a partial withdrawal when Death Benefit Option A, or Op-tion C on and after policy anniversary 65, is in effect will reduce the speci-fied face amount in the same manner as would a direct request by the Policy owner to reduce the specified face amount (see "Policy Benefits--Decreases"). A decrease in specified face amount may affect the Policy's status as a modified endowment contract for tax purposes (see "Federal Tax Matters").

  A Policy owner will not be permitted to make any partial withdrawal that would reduce the specified face amount of the Policy below the Minimum Initial Specified Face Amount in the first five Policy years or one-half the Minimum Initial Specified Face Amount thereafter (see "Policy Benefits--Decreases"), or that would result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Code (see "Premiums-- Premium Limitations"). In no case will a partial withdrawal be permitted that would reduce the specified face amount below $25,000. A partial withdrawal will also not be permitted unless the resulting cash surrender value would be suffi-cient to pay at least two monthly deductions. Any time a request for a partial withdrawal is received that would reduce the specified face amount below the minimum face amount, result in total premiums paid exceeding maximum premium limitations, or reduce the cash surrender value below two monthly deductions, Metropolitan Life will not implement the partial withdrawal request, but will contact the Policy owner as to whether the request should be withdrawn or re-duced to a smaller amount or changed to a request for the full cash surrender value.

EXCHANGE PRIVILEGE

  During the first 24 Policy months following the issuance of the Policy, the Policy owner may exercise the Policy exchange privilege, which results in the transfer at any one time of the entire amount in the Separate Account to the Fixed Account, and the allocation of all future net premiums to the Fixed Ac-count. This will, in effect, serve as an exchange of the Policy for the equiva-lent of a flexible premium fixed benefit life insurance policy. No charge will be imposed on such transfer in exercising this exchange privilege. Moreover, the Policy owner may subsequently transfer amounts back to one or more of the investment divisions of the Separate Account at any time, within the limita-tions described in "Allocation of Premiums and Cash Value--Cash Value Trans-fers". Similarly, during the first 24 months following an increase in the spec-ified face amount requested by the Owner, the Owner may request a one time charge-free transfer of the Separate Account cash value attributable to the in-crease to the Fixed Account, including a transfer in the amount of any premium payments that have been deemed attributable to the increase (see "Charges and Deductions--Excess Sales Charge").

  In those states which require it, the Policy owner may also, during the first 24 Policy months following the issuance of the Policy, without charge, on one occasion exchange any Policy still in force for a flexible premium fixed benefit life insurance policy issued by Metropolitan Life. Upon such exchange, the Policy's cash value will be transferred to the general account of Metropolitan Life.

 ...............................................................

THE FIXED ACCOUNT
 ...............................................................................

  A Policy owner may allocate net premiums and transfer cash value to the Fixed Account, which is part of the General Account of Metropolitan Life. Be-cause of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and neither the Fixed Account nor the General Account has been registered as an investment company under the 1940 Act. Accordingly, neither the General Account, the Fixed Account nor any interests therein are generally subject to the provi-sions of these Acts and Metropolitan Life has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

  This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy involving the Separate Account and contains only selected information regarding the Fixed Account. For complete details regard-ing the Fixed Account, see the Policy itself.

  The General Account consists of all assets owned by Metropolitan Life other than those in the Separate Account and other legally-segregated separate ac-counts. Subject to applicable law, Metropolitan Life has sole discretion over the investment of the assets of the General Account, including those in the Fixed Account. Unlike the assets of the Separate Account, the assets in the Fixed Account, as a part of the General Account, are chargeable with liabili-ties arising out of any other business of Metropolitan Life.

  A Policy owner may elect to allocate net premiums to the Fixed Account or to transfer cash value from the investment divisions of the Separate Account to the Fixed Account. The allocation or transfer of funds to the Fixed Account does not entitle a Policy owner to share in the investment experience of the General Account. Instead, Metropolitan Life guarantees that cash value in the Fixed Account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account. Metro-politan Life is not obligated to credit interest at any higher rate, although Metropolitan Life may, in its sole discretion, do so.

FIXED ACCOUNT BENEFITS

  The Policy owner may select death benefit Option A or B under the Policy. For Policies issued on or after May 1, 1994 and provided death benefit Option C is available in the state where the Policy is issued, the Policy owner may also select death benefit Option C. The Policy owner may change such option or the Policy's specified face amount, subject to satisfactory evidence of insur-ability where required and subject to all the conditions and limitations ap-plicable to such transactions generally (see "Policy Benefits--Death Bene-fits").

FIXED ACCOUNT CASH VALUE

  Net premiums allocated to the Fixed Account are credited to the Policy. Met-ropolitan Life guarantees that interest credited to each Policy owner's cash value in the Fixed Account will not be less than an effective annual rate of at least 4% per year. This is the rate that will be credited to the first $1,000 of cash value in the Fixed Account. Metropolitan Life may declare any rate of interest in excess of 4% at any time to be credited to amounts of cash value in the Fixed Account in excess of $1,000, subject to the following con-ditions: Metropolitan Life will not change the rate of excess interest on any premiums paid during any month of the year before the first day of the same month of the subsequent year; thereafter, Metropolitan Life will not change the rate of excess interest for a period of twelve months from the date de-clared. Metropolitan Life has also established multiple bands of excess inter-est. This means that different rates of excess interest may apply to premium payments made in different months of the year and at the end of each twelve-month period, and different rates of excess interest may apply to cash value related to premiums received in a given month of each prior year. Transfers made into the Fixed Account will be treated as new premium payments for these purposes.

  The guaranteed and excess interest are credited each Valuation Date. Once credited, that interest will be guaranteed and become part of the Policy's cash value in the Fixed Account. The monthly deduction will be charged against the most recent premiums paid and interest credited thereto.

  ANY INTEREST METROPOLITAN LIFE CREDITS ON THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 4% PER YEAR WILL BE DETER-MINED IN THE SOLE DISCRETION OF METROPOLITAN LIFE. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO AMOUNTS OF CASH VALUE IN THE FIXED ACCOUNT IN EXCESS OF $1,000 MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. The cash value in the Fixed Account will be calculated on each Valuation Date.

  The Policy's cash value in the Fixed Account will reflect the amount and frequency of premium payments allocated to the Fixed Account, the amount of interest credited to amounts in the Fixed Account, any partial withdrawals, any transfers from or to the investment divisions of the Separate Account, any Policy

 ...............................................................
indebtedness and any charges imposed on amounts in the Fixed Account in connec-tion with the Policy.

  The portion of the monthly deduction attributable to the Fixed Account will be determined as of the actual monthly anniversary, even if the monthly anni-versary does not fall on a Valuation Date.

TRANSFERS, WITHDRAWALS, SURRENDERS, AND POLICY LOANS

  Amounts in the Fixed Account are subject to the same rights and limitations as are amounts allocated to the investment divisions of the Separate Account with respect to transfers, withdrawals, surrenders and Policy loans (see "Allo-cation of Premiums and Cash Value--Cash Value Transfers;" "Loan Privileges," and "Surrender and Withdrawal Privileges").

  Metropolitan Life reserves the right to delay transfers, withdrawals, surren-ders and the payment of the Policy loans allocated to the Fixed Account for up to six months (see "Other Policy Provisions--Payment and Deferment"). Payments to pay premiums on another policy with Metropolitan Life will not be delayed.

RIGHTS RESERVED BY METROPOLITAN LIFE
 ................................................................................

  Metropolitan Life reserves the right to make certain changes if, in its judg-ment, they would best serve the interests of the Policy owners or would be ap-propriate in carrying out the purposes of the Policies. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, Metropolitan Life will obtain Policy owner approval of the changes and approval from any appropriate regulatory authority. Examples of the changes Metropolitan Life may make include:

  . To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

  . To take any action necessary to comply with or obtain and continue any ex-emptions from the 1940 Act.

  . To transfer any assets in any investment division to another investment di-vision, or to one or more separate accounts, or to the Fixed Account; or to add, combine or remove investment divisions in the Separate Account.

  . To substitute, for the Fund shares held in any investment division, the shares of another portfolio of the Fund or the shares of another investment company or any other investment permitted by law.

  . To change the way Metropolitan Life assesses charges, but without increas-ing the aggregate amount charged to the Fixed Account and the Separate Ac-count in connection with the Policies.

  . To make any other necessary technical changes in the Policy in order to conform with any action the above provisions permit Metropolitan Life to take.

  If any of these changes result in a material change in the underlying invest-ments of an investment division to which the net premiums of a Policy are allo-cated. Metropolitan Life will notify the Policy owner of such change, and the owner may then make a new choice of investment divisions or the Fixed Account without charge.

OTHER POLICY PROVISIONS
 ................................................................................

  Owner. The owner of a Policy is the insured unless another owner has been named in the application for the Policy. The owner is entitled to exercise all rights under a Policy while the insured is alive, including the right to name a new owner or a contingent owner who would become the Policy owner if the owner should die before the insured dies.

  Beneficiary. The beneficiary is the person or persons to whom the insurance proceeds are payable upon the insured's death. The owner may name a contingent beneficiary to become the beneficiary if all the beneficiaries die while the insured is alive. If no beneficiary or contingent beneficiary is alive when the insured dies, the owner (or the owner's estate) will be the beneficiary. While the insured is alive, the owner may change any beneficiary or contingent bene-ficiary.

  If more than one beneficiary is alive when the insured dies, they will be paid in equal shares, unless the owner has chosen otherwise.

  Incontestability. Metropolitan Life will not contest the validity of a Policy after it has been in force during the insured's lifetime for two years from the Date of Policy (or date of reinstatement if a terminated Policy is reinstated) except with respect to certain optional insurance benefits that may be added subsequent to the Date of Policy. Metropolitan Life will not contest the valid-ity of any increase in the death benefit after such increase has been in force during the insured's lifetime for two years from its effective date.

  Suicide. The insurance proceeds will not be paid if the insured commits sui-cide, while sane or insane, within two years (one year in Colorado and North Dakota) from the Date of Policy. Instead, Metropolitan Life will pay the bene-ficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Policy loan and accrued loan interest and less any partial cash withdrawal. If the insured commits suicide, while sane or insane, more than two years after the Date of Policy but within two years (one year in Colo-rado and North Dakota) from the effective date of any increase in the death benefit, Metropolitan Life's liability with respect to such increase will be limited to the cost thereof.

 ...............................................................

  Age and Sex. If the insured's age or sex as stated in the application for a Policy is not correct, benefits under a Policy will be adjusted to reflect the correct age and sex.

  Collateral Assignment. The owner may assign a Policy as collateral. All rights under the Policy will be transferred to the extent of the assignee's interest. Metropolitan Life is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Designated Office. Metropolitan Life is not responsible for the validity of any assignment or release thereof.

  Payment and Deferment. With respect to amounts in the investment divisions of the Separate Account, payment of the death benefit, all or a portion of the cash surrender value, free look proceeds or a loan will ordinarily be made within seven days after the Date of Receipt of all documents required for such payment. Metropolitan Life will pay interest on the amount of death benefit at a rate which is currently 6% per year (or such higher rate as may be required by state law) from the date of death until the date of payment of the death benefit.

  However, Metropolitan Life may defer the determination, application or pay-ment of any such amount or any transfer of cash value to the Separate Account for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), for any period during which any emer-gency exists as a result of which it is not reasonably practicable for Metro-politan Life to determine the investment experience for a Policy or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Policy owners provided the delay is permitted under New York State Insurance Law and regulations. Metropolitan Life will not defer a loan used to pay premiums on other policies issued by it.

  As with traditional life insurance, Metropolitan Life can delay payment of the entire insurance proceeds or other Policy benefits if entitlement to pay-ment is being questioned or is uncertain.

  Dividends. The Policies are nonparticipating. This means that they are not eligible for dividends, and they do not participate in any distribution of Metropolitan Life's surplus.

  The description throughout this Prospectus of the features of the Policies is subject to the specific terms of the Policies.

SALES AND ADMINISTRATION OF THE POLICIES
 ...............................................................................

  Metropolitan Life performs the sales and administrative services relating to the Policies. The offices of Metropolitan Life which may administer the Poli-cies are located in: Aurora, Illinois; Johnstown, Pennsylvania; Pearl River, New York; Princeton, New Jersey; San Ramon, California; Tampa, Florida; Tulsa, Oklahoma; and Warwick, Rhode Island. Each Policy owner will be notified which office will be the Designated Office for servicing the Policy. Metropolitan Life may name different Designated Offices for different transactions.

  Metropolitan Life acts as the principal underwriter (distributor) of the Policies as defined in the 1940 Act (see "Distribution of the Policies," be-low). In addition to selling insurance and annuities, Metropolitan Life also serves as investment adviser to certain other advisory clients, and is also principal underwriter for Metropolitan Tower Separate Accounts One and Two of Metropolitan Tower Life Insurance Company, a wholly-owned subsidiary of Metro-politan Life, and Metropolitan Life Separate Account E of Metropolitan Life, each of which is registered as a unit investment trust under the 1940 Act. Fi-nally, Metropolitan Life acts as principal underwriter for an earlier form of the flexible premium multifunded life insurance policy, for a flexible premium variable life insurance policy and for group variable universal life insurance policies, premiums for which may also be allocated to the Separate Account.

  Bonding. The directors, officers and employees of Metropolitan Life are bonded in the amount of $50,000,000, subject to a $5,000,000 deductible.

DISTRIBUTION OF THE POLICIES
 ...............................................................................

  The Policies will be sold by individuals who are licensed life insurance sales representatives and registered representatives of Metropolitan Life, the principal underwriter of the Policies. Metropolitan Life is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securi-ties Dealers, Inc. The Policies may in the future be sold through other regis-tered broker-dealers, including MetLife Securities, Inc., a wholly owned bro-ker-dealer subsidiary of Metropolitan Life. Maximum commissions payable during the first policy year to writing representatives employed by MetLife will be 45% of the target premium for a Policy where the Policy owner chooses death benefit Option A at issue, 50% of the Option A target premium for a Policy where Option C is chosen and 55% of the Option A target premium for a Policy where Option B is chosen, plus, in any case, 3% of the excess of the premium paid over the Option A target premium.

  Maximum commissions payable under brokerage arrangements are as follows: 50% of the Option A target premium for a Policy for any option chosen, plus 3% of the excess of the premium paid over the Option A target premium.

  In no event will first year commissions, excluding the 3% excess commission, exceed the commissions payable on 75% of the federally prescribed guideline level premium set forth in Section 7702 of the Internal Reve-

 ...............................................................
nue Code. Writing representatives may be required to return all or part of the first year commission if the Policy is not continued through the second Policy year.

  Renewal commissions in Policy years 2 through 4 will be 5% of premiums paid to the writing representative. Renewal commissions in Policy years 5 through 10 will be 2% of premiums paid. Renewal commissions in Policy years 11 and af-ter will be 1% of premiums paid. Maximum renewal commissions payable under brokerage arrangements are as follows: renewal commissions in Policy years 2 through 4 will be 3% of premiums paid and are payable to the broker-dealer. Renewal commissions in Policy years 5 through 10 will be 2% of premiums paid. There will be no renewal commissions after Policy year 10.

  When a sale is made by a Metropolitan Life employee, the sales manager gen-erally receives a commission override based on many factors, including the writing representative's commissions and the overall commissions from all writing representatives under the sales manager's supervision.

  The commissions are paid by Metropolitan Life. They do not result in any charges against the Policy in addition to those set forth under "Charges and Deductions". During 1996, 1995 and 1994 such commissions aggregated approxi-mately $26,092,000, $21,001,907 and $26,236,463.

FEDERAL TAX MATTERS
 ...............................................................................

  The following description is a brief summary of some of the tax rules, pri-marily related to federal income and estate taxes, which in the opinion of Metropolitan Life are currently in effect.

TAXATION OF THE POLICY

  The Policy receives the same federal income and estate tax treatment as fixed benefit life insurance. The death benefit payable under any death bene-fit option in the Policy is generally excludable from the gross income of the beneficiary under Section 101 of the Internal Revenue Code ("Code") and the Policy owner is not deemed to be in constructive receipt of the cash values under the Policy until actual withdrawal or surrender.

  Under existing tax law, unless a Policy is a modified endowment contract as discussed below, a Policy owner generally will be taxed on cash value with-drawn from the Policy and cash value received upon surrender of the Policy. Under most circumstances, unless the distribution occurs during the first 15 Policy years, only the amount withdrawn, received upon surrender or distrib-uted at the Final Date of a Policy that exceeds the total premiums paid (less previous non-taxable withdrawals) will be treated as ordinary income. During the first 15 Policy years, cash distributions from a Policy, made as a result of a Policy change that reduces death benefits or other benefits under a Poli-cy, will be taxable to the Policy owner, under a complex formula, to the ex-tent that cash value exceeds premiums paid (less previous non-taxable with-drawals). However, if a Policy is part of a collateral assignment equity split-dollar arrangement with an employer, any increase in cash value may be taxable annually. This type of arrangement involves premium advances by an em-ployer which are secured through a collateral assignment of the Policy. An in-dividual should consult with and rely on the advice of a tax advisor with re-spect to any type of split-dollar arrangement involving the Policy.

  The United States Treasury Department has adopted regulations which set diversification rules for the investments underlying the Policies, in order for the Policies to be treated as life insurance. Metropolitan Life believes that these diversification standards will be satisfied. There is a provision in the regulations which allows for the correction of an inadvertent failure to diversify. Failure to comply with the rules found in the regulations would result in immediate taxation to Policy owners of all positive investment experience credited to a Policy.

  There is a possibility that regulations may be proposed or that a controlling ruling may be issued in the future describing the extent to which Policy owner control over allocation of cash value may cause Policy owners to be treated as the owners of Separate Account assets for tax purposes. Metropolitan Life reserves the right to amend the Policies in any way necessary to avoid any such result.

  Metropolitan Life also believes that loans received under the Policy will be treated as indebtedness of an owner for federal tax purposes, and, unless the Policy is or becomes a modified endowment contract as described below or terminates, that no part of any loan received under a Policy will constitute income to the owner.

  Generally, interest on Policy loans is not deductible. However, a Policy owner should consult a tax advisor to determine how the rules governing the deductibility of interest would apply in the Policy owner's situation. A partial withdrawal may have tax consequences depending on the circumstances of such withdrawal. A total surrender, cancellation of the Policy or distribution at the Final Date of a Policy where there is an outstanding loan also may have tax consequences depending on the amount of gain in the Policy.

  The Technical and Miscellaneous Revenue Act of 1988 amended the federal income tax treatment of pre-death withdrawals from a class of life insurance contracts referred to as modified endowment contracts. Unlike other life insurance contracts, amounts received before death from a modified endowment contract, including policy loans, are treated first as income (to the extent of gain) and then as recovered investment. For purposes of determining the amount includible in income, all modified endowment contracts issued by the same company (or affiliate) to the same policyholder during any calendar year will be treated as one modified

 ...............................................................
endowment contract. Finally, an additional 10% income tax is generally imposed on the taxable portion of amounts received before age 59 1/2.

  In general, a modified endowment contract is a life insurance contract en-tered into or materially changed after June 20, 1988 that fails to meet a "7-pay test". Under the 7-pay test, if the amount of premiums paid under the life insurance contract at any time during the first 7 policy years exceeds the sum of the net level premiums which would have been paid if the contract provided for paid-up future benefits after the payment of 7 level annual payments, the contract is a modified endowment contract. A policy may have to be reviewed under the 7-pay test even after the first seven policy years in the case of certain events such as a material modification of the policy as discussed be-low. If there is a reduction in benefits under the contract during any 7-pay testing period, the 7-pay test is applied using the reduced benefits level.

  Any distribution made within two years before a policy fails the 7-pay test may be treated as made in anticipation of such failure. Whether or not a par-ticular policy meets these definitional requirements is dependent on the date the contract was entered into, premium payments made and the periodic premium payments to be made, the level of death benefits, any changes in the level of death benefits, the extent of any prior cash withdrawals, and other factors. Generally, a life insurance policy which is received in exchange for a modi-fied endowment contract will also be considered a modified endowment contract.

  A Policy should be reviewed upon issuance, upon making a cash withdrawal, upon making a change in future benefits and upon making a material modifica-tion to the Policy to determine to what extent, if any, these tax rules apply. A material modification to a Policy includes, but is not limited to, any in-crease in the future benefits provided under the Policy. However, in general, increases that are attributable to the payment of premiums necessary to fund the lowest death benefit payable in the first 7 Policy years will not be con-sidered material modifications. The annual statement sent to each Policy owner will include information regarding the modified endowment contract status of a Policy (see "Premiums--Premium Limitations").

  Counsel and other competent advisors should be consulted to determine how these rules apply to an individual situation and before making unplanned pre-mium payments, increasing or decreasing the specified face amount, or adding or removing a rider.

  Congress may, in the future, consider other legislation that, if enacted, could adversely affect the tax treatment of life insurance policies. In addi-tion, the Treasury Department may by regulation or interpretation modify the above described tax effects. Any legislative or administrative action could be applied retroactively.

  The death benefit payable under the Policy is includable in the insured's gross estate for federal estate tax purposes if the death benefit is paid to the insured's estate or if the death benefit is paid to a beneficiary other than the estate and the insured either possessed inci-dents of ownership in the Policy at the time of death or transferred incidents of ownership in the Policy to another person within three years of death.

  Whether or not any federal estate tax is payable with respect to the death benefit of the Policy which is included in the insured's gross estate depends on a variety of factors including the following. A smaller size estate may be exempt from federal estate tax because of a current estate tax credit which generally is equivalent to an exemption of $600,000. In addition, a death ben-efit paid to a surviving spouse may not be taxable because of a 100% estate tax marital deduction. Furthermore, a death benefit paid to a tax-exempt char-ity may not be taxable because of the allowance of an estate tax charitable deduction.

  If the owner of the Policy is not the insured, and the owner dies before the insured, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in the federal gross estate of the owner for fed-eral estate tax purposes. Whether a federal estate tax is payable depends on a variety of factors, including those listed in the preceding paragraph.

  State and local income, estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each insured, owner or beneficiary.

  The foregoing summary does not purport to be complete or to cover all situa-tions. Counsel and other competent advisors should be consulted for more com-plete information.

TAXATION OF METROPOLITAN LIFE

  Metropolitan Life does not initially expect to incur any federal income tax upon the earnings or the realized capital gains attributable to the Separate Account. Based upon these expectations, no charge is currently being made against the Separate Account for federal income taxes, with respect to earn-ings or capital gains, which may be attributable to the Separate Account. If, however, Metropolitan Life determines that it may incur such taxes, it may as-sess a charge against or make provisions in the Separate Account for those taxes. There is a 1.5% charge imposed on premiums paid for the purpose of re-covering the federal income taxes imposed on Metropolitan Life based on the amount of premiums received in connection with the Policies.

  Under present laws, Metropolitan Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, Metropolitan Life may decide to make charges for such taxes against or provisions for such taxes in the Separate Account. However, there is a 2% charge imposed on premiums paid for state pre-mium taxes.

                                   MANAGEMENT

  The present directors and the senior officers and secretary of Metropolitan Life are listed below, together with certain information concerning them:

DIRECTORS, OFFICERS-DIRECTORS

                                 PRINCIPAL OCCUPATION &             POSITIONS AND OFFICES
          NAME                      BUSINESS ADDRESS               WITH METROPOLITAN LIFE
          ----                   ----------------------            ----------------------
Curtis H. Barnette...... Chairman and Chief Executive Officer,  Director
                         Bethlehem Steel Corp.,
                         1170 Eighth Avenue,
                         Martin Tower 2118,
                         Bethlehem, PA 18016-7699.
Gerald Clark............ Senior Executive Vice-President        Senior Executive Vice-
                         and Chief Investment Officer,           President and Chief
                         Metropolitan Life Insurance Company,    Investment Officer,
                         One Madison Avenue,                     Director
                         New York, N.Y. 10010
Joan Ganz Cooney........ Chairman, Executive Committee,         Director
                         Children's Television Workshop,
                         One Lincoln Plaza,
                         New York, NY 10023.
Burton A. Dole.......... Chairman of the Board,                 Director
                         Nellcor Puritan Bennett,
                         2200 Faraday Avenue,
                         Carlsbad, CA 92008-7208
James R. Houghton....... Retired Chairman of the Board and      Director
                         Chief Executive Officer,
                         Corning Incorporated,
                         HQ EQ-08
                         Corning, NY 14831.
Harry P. Kamen.......... Chairman, President, and               Chairman, President,
                         Chief Executive Officer,                Chief Executive Officer and
                         Metropolitan Life Insurance Company,    Director
                         One Madison Avenue,
                         New York, NY 10010.
Helene L. Kaplan........ Of Counsel, Skadden, Arps, Slate,      Director
                         Meagher & Flom,
                         919 Third Avenue,
                         New York, NY 10022.
Charles M. Leighton..... Chairman and Chief Executive Officer,  Director
                         CML Group, Inc.,
                         524 Main Street,
                         Acton, MA 01720
Richard J. Mahoney...... Chairman of the Executive Committee,   Director
                         Monsanto Company-
                         Mail Zone N3L,
                         800 N. Lindbergh Blvd.,
                         St. Louis, MO 63167.

                                  PRINCIPAL OCCUPATION &             POSITIONS AND OFFICES
          NAME                       BUSINESS ADDRESS               WITH METROPOLITAN LIFE
          ----                    ----------------------            ----------------------
Allen E. Murray.........  Retired Chairman of the Board          Director
                          and Chief Executive Officer,
                          Mobil Corporation,
                          P.O. Box 2072,
                          New York, NY 10163.
John J. Phelan, Jr. ....  Retired Chairman and Chief Executive   Director
                          Officer, New York Stock Exchange,
                          Inc.,
                          P.O. Box 312,
                          Mill Neck, NY 11765.

John B. M. Place........  Former Chairman of the Board,          Director
                          Crocker National Corporation,
                          111 Sutter Street, 4th Fl.,
                          San Francisco, CA 94104.
Hugh B. Price...........  President and Chief Executor Officer,  Director
                          National Urban League, Inc.,
                          500 East 62nd Street,
                          New York, NY 10021.
Robert G. Schwartz......  Retired Chairman of the Board,         Director
                          President and Chief Executive Officer,
                          Metropolitan Life Insurance Company,
                          200 Park Avenue, Suite 5700,
                          New York, NY 10166.
Ruth J. Simmons, Ph.D. .  President,                             Director
                          Smith College,
                          College Hall 20,
                          Northhampton, MA 01063.
William S. Sneath.......  Retired Chairman of the Board,         Director
                          Union Carbide Corporation,
                          41 Leeward Lane,
                          Riverside, CT 06878.
William C. Steere, Jr. .  Chairman of the Board and Chief        Director
                          Executive Officer Pfizer, Inc.,
                          235 East 2nd Street,
                          New York, NY 10017.

OFFICERS*

    NAME OF OFFICER       POSITION WITH METROPOLITAN LIFE
    ---------------       -------------------------------
Harry P. Kamen..........  Chairman, President and Chief Executive Officer
Gerald Clark............  Senior Executive Vice-President and Chief Investment Officer
Stewart G. Nagler.......  Senior Executive Vice-President and Chief Financial Officer
Gary A. Beller..........  Executive Vice-President and General Counsel
Robert H. Benmosche.....  Executive Vice-President
C. Robert Henrikson.....  Executive Vice-President
Jeffrey J. Hodgman......  Executive Vice-President
David A. Levene.........  Executive Vice-President
John D. Moynahan, Jr. ..  Executive Vice-President
Catherine A. Rein.......  Executive Vice-President
William J. Toppeta......  Executive Vice-President
John H. Tweedie.........  Executive Vice-President
Richard M. Blackwell....  Senior Vice-President
James B. Digney.........  Senior Vice-President
William T. Friedewald...  Senior Vice-President
Ira Friedman............  Senior Vice-President
Frederick P. Hauser.....  Senior Vice-President and Controller
Anne E. Hayden..........  Senior Vice-President
Sybil C. Jacobsen.......  Senior Vice-President
Joseph W. Jordan........  Senior Vice-President
Nicholas D. Latrenta....  Senior Vice-President
Leland C. Launer, Jr. ..  Senior Vice-President
Terence I. Lennon.......  Senior Vice-President
James L. Lipscomb.......  Senior Vice-President
James M. Logan..........  Senior Vice-President
Francis P. Lynch........  Senior Vice-President
Dominick A. Prezzano....  Senior Vice-President
Joseph A. Reali.........  Senior Vice-President
Vincent P. Reusing......  Senior Vice-President
Felix Schirripa.........  Senior Vice-President
Robert E. Sollmann, Jr..  Senior Vice-President
Thomas L. Stapleton.....  Senior Vice-President and Tax Director
James F. Stenson........  Senior Vice-President
Stanley J. Talbi........  Senior Vice-President
Richard R. Tartre.......  Senior Vice-President
Arthur G. Typermass.....  Senior Vice-President and Treasurer
James A. Valentino......  Senior Vice-President
Judy E. Weiss...........  Senior Vice-President and Chief Actuary
Richard F. Wisemen......  Senior Vice-President
Harvey M. Young.........  Senior Vice-President
Louis Ragusa............  Vice-President and Secretary

-------
* The principal occupation of each officer, except for Gary A. Beller, Robert
  H. Benmosche and Terence I. Lennon, during the last five years has been as an officer of Metropolitan Life or an affiliate thereof. Gary A. Beller has been an officer of Metropolitan Life since November, 1994; prior thereto, he was a Consultant and Executive Vice-President and General Counsel of the American Express Company. Robert H. Benmosche has been an officer of Metropolitan Life since September, 1995; prior thereto, he was an Executive Vice-President of Paine Webber. Terence I. Lennon has been an officer of Metropolitan Life since March, 1994; prior thereto, he was Assistant Deputy Superintendent and Chief Examiner of the New York State Department of Insurance. The business address of each officer is 1 Madison Avenue, New York, New York 10010.

 ...............................................................
VOTING RIGHTS
 ................................................................................

RIGHT TO INSTRUCT VOTING OF FUND SHARES

  In accordance with its view of present applicable law, Metropolitan Life will vote the shares of each of the portfolios of the Fund which are deemed attrib-utable to Policies at regular and special meetings of the shareholders of the Fund based on instructions received from persons having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpre-tation thereof should change, and as a result Metropolitan Life determines that it is permitted to vote such shares of the Fund in its own right, it may elect to do so.

  Accordingly, the Policy owner will have a voting interest under a Policy. The number of shares held in each Separate Account investment division deemed at-tributable to each owner is determined by dividing a Policy's cash value in that division, if any, by the net asset value of one share in the corresponding Fund portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares concerning which a Policy owner has the right to give instructions will be determined as of the record date for the meeting.

  Fund shares held in each registered separate account of Metropolitan Life or any affiliate that are or are not attributable to life insurance policies (in-cluding the Policies) or annuity contracts and for which no timely instructions are received will be voted in the same proportion as the shares for which vot-ing instructions are received by that separate account. Fund shares held in the general accounts or unregistered separate accounts of Metropolitan Life or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if Metropolitan Life or an affiliate determines that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so subject to the then current inter-pretation of the 1940 Act or any rules thereunder.

  The Policy owners may give instructions regarding, among other things, the election of the Board of Directors of the Fund, ratification of the selection of the Fund's independent auditors, and the approval of the Fund's investment manager and sub-investment manager.

  Each Policy owner having a voting interest will be sent voting instruction soliciting material and a form for giving voting instructions to Metropolitan Life.

DISREGARD OF VOTING INSTRUCTIONS

  Notwithstanding contrary Policy owner voting instructions, Metropolitan Life may vote Fund shares in any manner necessary to enable the Fund to (1) make or refrain from making any change in the investments or investment policies for any portfolio of the Fund, if required by any insurance regulatory authority;
(2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any portfolio which may be initiated by Policy owners or the Fund's Board of Directors, provided Metropolitan Life's disapproval of the change is reasonable and, in the case of a change in invest-ment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

  In the event that Metropolitan Life does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report to Policy owners.

REPORTS
 ................................................................................

  Policy owners will receive promptly statements of significant transactions such as change in specified face amount, change in death benefit option, trans-fers among investment divisions, partial withdrawals, increases in loan princi-pal by the Policy owner, loan repayments, termination for any reason, rein-statement and premium payments. Transactions pursuant to automated investment strategies (see "Payment and Allocation of Premiums,") may be confirmed quar-terly. Policy owners whose premiums are automatically remitted under a check-o-matic allotment deduction or certain payroll deduction plans do not receive in-dividual confirmations of premium payments from Metropolitan Life apart from that provided by their bank or employer. An annual statement will also be sent to the Policy owner within thirty days after a Policy year summarizing all of the above transactions and deductions of charges occurring during that Policy year and setting forth the status of the death benefit, cash and cash surrender values, amounts in the investment divisions and Fixed Account, any policy loan and unpaid loan interest added to loan principal. The annual statement will also discuss the modified endowment contract status of a Policy (see "Premi-ums--Premium Limitations"). In addition, an owner will be sent semiannual re-ports containing financial statements for the Fund, as required by the 1940 Act.

 ...............................................................

STATE REGULATION
 ................................................................................

  Metropolitan Life is subject to regulation and supervision by the Insurance Department of the State of New York, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the form of Policy has been filed with, and approved by, insurance officials in each juris-diction where the Policies are sold.

  Metropolitan Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various ju-risdictions in which it does business, for the purposes of determining solvency and compliance with local insurance laws and regulations. Such statements are available for public inspection at state insurance department offices.

REGISTRATION STATEMENT
 ................................................................................

  A registration statement under the Securities Act of 1933 has been filed with the Securities and Exchange Commission relating to the offering described in this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for additional infor-mation concerning the Separate Account, Metropolitan Life and the Policies. The additional information may be obtained at the Commission's main office in Wash-ington, D.C., upon payment of the prescribed fees.

LEGAL MATTERS
 ................................................................................

  The legality of the Policies described in this Prospectus has been passed upon by Christopher P. Nicholas, Associate General Counsel of Metropolitan Life. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised Metropolitan Life on certain matters relating to the federal securities laws.

EXPERTS
 ................................................................................

  The financial statements included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appear-ing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Michael Harwood, FSA, MAAA, VicePresident and Actuary of Metropolitan Life, as stated in his opinion filed as an exhibit to the registration statement.

FINANCIAL STATEMENTS
 ................................................................................

  The financial statements of Metropolitan Life included in this Prospectus should be considered only as bearing upon the ability of Metropolitan Life to meet its obligations under the Policies.

                       INDEPENDENT AUDITORS' REPORT

To the Board of Directors

Metropolitan Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the Growth, Income, Money Market, Diversified, International Stock, Stock Index, and Aggressive Growth Divisions of Metropolitan Life Separate Account UL (the "Separate Account") as of December 31, 1996, and the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the net assets of the Growth, Income, Money Market, Diversified, International Stock, Stock Index and Aggressive Growth Divisions of Metropolitan Life Separate Account UL as of December 31, 1996 and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

New York, New York

February 28, 1997

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

                                                     MONEY                 INTERNATIONAL    STOCK    AGGRESSIVE
                             GROWTH      INCOME      MARKET   DIVERSIFIED      STOCK        INDEX      GROWTH
                            DIVISION    DIVISION    DIVISION    DIVISION     DIVISION     DIVISION    DIVISION
                          ------------ ----------- ---------- ------------ ------------- ----------- -----------
ASSETS:
Investments in Metropol-
 itan Series Fund, Inc.
 at Value (Note 1A):
Growth Portfolio
 (5,208,796 shares; cost
 $133,325,492)..........  $158,920,369         --         --           --           --           --          --
Income Portfolio
 (2,210,984 shares; cost
 $27,751,597)...........           --  $27,327,760        --           --           --           --          --
Money Market Portfolio
 (584,077 shares; cost
 $6,278,669)............           --          --  $6,095,430          --           --           --          --
Diversified Portfolio
 (6,643,203 shares; cost
 $100,173,963)..........           --          --         --  $110,742,194          --           --          --
International Stock
 Portfolio
 (1,991,487 shares; cost
 $24,907,650)...........           --          --         --           --   $23,798,267          --          --
Stock Index Portfolio
 (1,450,886 shares; cost
 $27,248,573)...........           --          --         --           --           --   $32,253,185         --
Aggressive Growth Port-
 folio
 (3,107,005 shares; cost
 $78,361,229)...........           --          --         --           --           --           --  $84,106,614
                          ------------ ----------- ---------- ------------  -----------  ----------- -----------
 Total Investments......   158,920,369  27,327,760  6,095,430  110,742,194   23,798,267   32,253,185  84,106,614
Cash and Accounts Re-
 ceivable...............        11,882       3,998     86,448          168        6,129      119,880      28,704
                          ------------ ----------- ---------- ------------  -----------  ----------- -----------
 Total Assets...........   158,932,251  27,331,758  6,181,878  110,742,362   23,804,396   32,373,065  84,135,318
LIABILITIES.............        34,679      74,006     62,023      274,903      135,056      339,551     394,115
                          ------------ ----------- ---------- ------------  -----------  ----------- -----------
NET ASSETS..............  $158,897,572 $27,257,752 $6,119,855 $110,467,459  $23,669,340  $32,033,514 $83,741,203
                          ============ =========== ========== ============  ===========  =========== ===========

                       See Notes to Financial Statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                            STATEMENTS OF OPERATIONS

                                               FOR THE YEAR ENDED DECEMBER 31, 1996
                          ---------------------------------------------------------------------------------
                                                   MONEY                INTERNATIONAL   STOCK    AGGRESSIVE
                            GROWTH      INCOME     MARKET   DIVERSIFIED     STOCK       INDEX      GROWTH
                           DIVISION    DIVISION   DIVISION   DIVISION     DIVISION     DIVISION   DIVISION
                          ----------- ----------  --------  ----------- ------------- ---------- ----------
INVESTMENT INCOME:
Income:
 Dividends (Note 2).....  $15,051,436 $1,723,590  $300,997  $ 9,697,032   $ 200,282   $  744,725 $2,234,170
Expenses:
 Mortality and expense
  charges (Note 3)......    1,221,219    220,150    37,221      870,631     181,892      185,397    641,863
                          ----------- ----------  --------  -----------   ---------   ---------- ----------
Net investment income...   13,830,217  1,503,440   263,776    8,826,401      18,390      559,328  1,592,307
                          ----------- ----------  --------  -----------   ---------   ---------- ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss)
 from security transac-
 tions..................    2,929,455    (16,679)  (11,231)     532,857      (9,816)     742,061    166,243
Change in unrealized ap-
 preciation (deprecia-
 tion) of investments
 .......................    9,406,099   (697,499)  (90,379)   3,200,410    (559,306)   2,836,911  1,728,894
                          ----------- ----------  --------  -----------   ---------   ---------- ----------
Net realized and
 unrealized gain (loss)
 on investments (Note
 1B)....................   12,335,554   (714,178) (101,610)   3,733,267    (569,122)   3,578,972  1,895,137
                          ----------- ----------  --------  -----------   ---------   ---------- ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $26,165,771 $  789,262  $162,166  $12,559,668   ($550,732)  $4,138,300 $3,487,444
                          =========== ==========  ========  ===========   =========   ========== ==========

                       See Notes to Financial Statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      STATEMENTS OF CHANGES IN NET ASSETS

                                   GROWTH                     INCOME                 MONEY MARKET
                                  DIVISION                   DIVISION                  DIVISION
                          --------------------------  ------------------------  ------------------------
                                                   FOR THE YEAR ENDED DECEMBER 31,
                          ---------------------------------------------------------------------------------------
                              1996          1995         1996         1995         1996         1995
                          ------------  ------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS:
From operations:
 Net investment income..  $ 13,830,217  $  4,694,831  $ 1,503,440  $ 1,147,331  $   263,776  $   128,508
 Net realized gain
  (loss) from security
  transactions..........     2,929,455       293,233      (16,679)      (8,290)     (11,231)      35,201
 Change in unrealized
  appreciation
  (depreciation) of
  investments...........     9,406,099    19,543,807     (697,499)   1,977,261      (90,379)       4,641
                          ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease)
 in net assets resulting
 from operations........    26,165,771    24,531,871      789,262    3,116,302      162,166      168,350
                          ------------  ------------  -----------  -----------  -----------  -----------
From capital transac-
 tions:
 Net premiums...........    50,115,276    41,455,659    9,255,854    8,687,776    4,945,669    2,988,786
 Redemptions............    (4,742,435)   (2,766,288)    (764,548)    (546,157)     (31,149)     (89,665)
 Net portfolio trans-
  fers..................    (2,214,936)      395,373     (154,542)      36,042   (1,062,557)  (3,328,483)
 Other net transfers....   (22,866,726)  (19,059,583)  (4,179,745)  (4,186,427)    (869,014)  (1,058,931)
                          ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease)
 in net assets resulting
 from capital
 transactions ..........    20,291,179    20,025,161    4,157,019    3,991,234    2,982,949   (1,488,293)
                          ------------  ------------  -----------  -----------  -----------  -----------
NET CHANGE IN NET
 ASSETS.................    46,456,950    44,557,032    4,946,281    7,107,536    3,145,115   (1,319,943)
NET ASSETS--BEGINNING OF
 YEAR...................   112,440,622    67,883,590   22,311,471   15,203,935    2,974,740    4,294,683
                          ------------  ------------  -----------  -----------  -----------  -----------
NET ASSETS--END OF
 YEAR...................  $158,897,572  $112,440,622  $27,257,752  $22,311,471  $ 6,119,855  $ 2,974,740
                          ============  ============  ===========  ===========  ===========  ===========

                       See Notes to Financial Statements.

       DIVERSIFIED            INTERNATIONAL STOCK           STOCK INDEX             AGGRESSIVE GROWTH
        DIVISION                   DIVISION                  DIVISION                   DIVISION
--------------------------  ------------------------  ------------------------  --------------------------
                                  FOR THE YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------
    1996          1995         1996         1995         1996         1995          1996          1995
------------  ------------  -----------  -----------  -----------  -----------  ------------  ------------
$  8,826,401  $  4,695,480  $    18,390  $    27,416  $   559,328  $   213,805  $  1,592,307  $  4,726,548
     532,857       248,523       (9,816)      28,349      742,061       29,512       166,243       152,387
   3,200,410    10,898,818     (559,306)     136,578    2,836,911    2,271,366     1,728,894     4,188,117
------------  ------------  -----------  -----------  -----------  -----------  ------------  ------------
  12,559,668    15,842,821     (550,732)     192,343    4,138,300    2,514,683     3,487,444     9,067,052
------------  ------------  -----------  -----------  -----------  -----------  ------------  ------------
  34,025,252    31,888,789   10,992,609   12,024,423   16,930,258    7,870,004    45,233,040    32,859,273
  (3,640,372)   (2,358,803)    (611,355)    (392,901)    (385,783)    (232,828)   (2,071,839)   (1,185,240)
    (466,159)     (416,768)    (688,494)    (658,961)   4,466,799    1,324,319     1,106,638     2,162,117
 (16,191,671)  (15,856,704)  (2,768,825)  (5,248,525)  (6,541,830)  (2,897,249)  (18,345,877)  (14,163,669)
------------  ------------  -----------  -----------  -----------  -----------  ------------  ------------
  13,727,050    13,256,514    6,923,935    5,724,036   14,469,444    6,064,246    25,921,962    19,672,481
------------  ------------  -----------  -----------  -----------  -----------  ------------  ------------
  26,286,718    29,099,335    6,373,203    5,916,379   18,607,744    8,578,929    29,409,406    28,739,533
  84,180,741    55,081,406   17,296,137   11,379,758   13,425,770    4,846,841    54,331,797    25,592,264
------------  ------------  -----------  -----------  -----------  -----------  ------------  ------------
$110,467,459  $ 84,180,741  $23,669,340  $17,296,137  $32,033,514  $13,425,770  $ 83,741,203  $ 54,331,797
============  ============  ===========  ===========  ===========  ===========  ============  ============

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

  Metropolitan Life Separate Account UL (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940 and presently consists of seven investment divisions used to support variable universal life insurance policies. The assets in each division are invested in shares of the corresponding portfolio of the Metropolitan Series Fund, Inc. (the "Fund"). Each portfolio has varying investment objectives relative to growth of capital and income.

  The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life") on December 13, 1988, and registered as a unit investment trust on January 5, 1990. The assets of the Separate Account are the property of Metropolitan Life.

  A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principles, is set forth below:

1. SIGNIFICANT ACCOUNTING POLICIES

  A. VALUATION OF INVESTMENTS

    Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. A summary of investments of the seven designated portfolios of the Fund in which the seven investment divisions of the Separate Account invest as of December 31, 1996 is included as Note 4. The methods used to value the Fund's investments at December 31, 1996 are described in Note 1A of the Fund's 1996 Annual Report.

  B.SECURITY TRANSACTIONS

    Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

  C.FEDERAL INCOME TAXES

    In the opinion of counsel of Metropolitan Life, the Separate Account will be treated as a part of Metropolitan Life and its operations, and the Separate Account will not be taxed separately as a "regulated investment company" under existing law. Metropolitan Life is taxed as a life insurance company. The policies permit Metropolitan Life to charge against the Separate Account any taxes, or reserves for taxes, attributable to the maintenance or operation of the Separate Account. Metropolitan Life is not currently charging any Federal income taxes against the Separate Account arising from the earnings or realized capital gains attributable to the Separate Account. Such charges may be imposed in future years depending on market fluctuations and transactions involving the Separate Account.

  D. NET PREMIUMS

    Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain of the policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain of the policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

2. DIVIDENDS

  On April 25, 1996 and December 16, 1996, the Fund declared dividends for all shareholders of record on April 25, 1996 and December 26, 1996, respectively. The amount of dividends received by the Separate Account was $29,952,232. The dividends were paid to Metropolitan Life on April 26, 1996 and December 27, 1996, respectively, and were immediately reinvested in additional shares of the portfolios in which the investment divisions invest. As a result of this reinvestment, the number of shares of the Fund held by each of the seven investment divisions increased by the following: Growth Portfolio 488,416 shares, Income Portfolio 139,135 shares, Money Market Portfolio 28,861 shares, Diversified Portfolio 578,116 shares, International Stock Portfolio 16,160 shares, Stock Index Portfolio 33,043 shares, and Aggressive Growth Portfolio 82,174 shares.

3. EXPENSES

  With respect to assets in the Separate Account that support certain policies, Metropolitan Life applies a daily charge against the Separate Account for the mortality and expense risks assumed by Metropolitan Life. This charge is equivalent to the effective annual rate of .90% of the average daily value of the net assets in the Separate Account which are attributable to such policies.

4. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996 METROPOLITAN SERIES FUND,
INC.

                             GROWTH                 INCOME             MONEY MARKET           DIVERSIFIED
                           PORTFOLIO              PORTFOLIO             PORTFOLIO              PORTFOLIO
                         -------------- -------  ------------ -------  ------------ -------  --------------
                             VALUE                  VALUE                 VALUE                  VALUE
                           (NOTE 1A)              (NOTE 1A)             (NOTE 1A)              (NOTE 1A)
COMMON STOCK
 Aerospace.............. $   14,697,375   (0.9%)                                             $    8,224,562   (0.6%)
 Automotive.............     38,188,750   (2.4%)                                                 21,290,925   (1.5%)
 Banking................    157,307,202   (9.8%)                                                 87,632,900   (6.0%)
 Broadcasting...........     19,728,750   (1.2%)                                                 11,025,000   (0.8%)
 Business Services......     31,078,650   (1.9%)                                                 17,361,575   (1.2%)
 Chemicals..............    105,060,638   (6.6%)                                                 58,547,387   (4.0%)
 Cosmetics..............     20,924,887   (1.3%)                                                 11,739,188   (0.8%)
 Drugs & Health Care....     65,432,344   (4.1%)                                                 36,554,638   (2.5%)
 Electrical Equipment...     39,896,063   (2.5%)                                                 22,197,437   (1.5%)
 Electronics............    147,966,575   (9.3%)                                                 82,595,572   (5.7%)
 Financial Services.....     34,196,000   (2.1%)                                                 19,078,600   (1.3%)
 Food & Beverages.......     55,678,225   (3.5%)                                                 31,081,563   (2.1%)
 Hospital Management....     26,943,900   (1.7%)                                                 15,140,663   (1.0%)
 Hospital Supply........     64,140,600   (4.0%)                                                 35,693,650   (2.5%)
 Hotel & Restaurant.....     34,541,887   (2.2%)                                                 19,286,312   (1.3%)
 Household Products.....     27,788,750   (1.7%)                                                 15,490,750   (1.1%)
 Insurance..............     58,992,362   (3.7%)                                                 32,934,038   (2.3%)
 Leisure................     37,965,054   (2.4%)                                                 21,750,587   (1.5%)
 Machinery..............     24,072,650   (1.5%)                                                 13,385,200   (0.9%)
 Metals--Aluminum.......     45,886,900   (2.9%)                                                 25,661,113   (1.8%)
 Miscellaneous..........     17,727,000   (1.1%)                                                  9,861,000   (0.7%)
 Office & Business
  Equipment.............    104,763,338   (6.6%)                                                 58,437,513   (4.0%)
 Oil....................     27,677,510   (1.7%)                                                 15,646,986   (1.1%)
 Oil--Domestic..........      7,318,575   (0.5%)                                                  4,071,375   (0.3%)
 Oil--International.....     32,374,200   (2.0%)                                                 18,031,200   (1.2%)
 Oil--Services..........     46,821,401   (2.9%)                                                 26,157,263   (1.8%)
 Retail Grocery.........     23,040,750   (1.4%)                                                 13,019,606   (0.9%)
 Retail Trade...........     74,240,420   (4.7%)                                                 41,373,775   (2.9%)
 Software...............     19,964,200   (1.3%)                                                 11,203,265   (0.8%)
 Tobacco................     22,356,062   (1.4%)                                                 12,602,737   (0.9%)
 Transportation--
  Railroad..............      8,116,800   (0.5%)                                                  4,548,600   (0.3%)
 Transportation--
  Trucking..............              0   (0.0%)                                                          5   (0.0%)
 Utilities--Gas
  Distribution &
  Pipelines.............     33,212,237   (2.1%)                                                 18,517,850   (1.3%)
                         --------------                                                      --------------
 Total Common Stock.....  1,468,100,055  (91.9%)                                                820,142,835  (56.6%)
                         --------------                                                      --------------
LONG-TERM DEBT
 SECURITIES
Corporate Bonds:
 Banking................                         $ 17,291,411   (4.5%)                       $   13,220,347   (0.9%)
 Collateralized Mortgage
  Obligations...........                            8,684,394   (2.3%)                            9,152,935   (0.6%)
 Financial Services.....                           36,834,715   (9.6%)                           60,619,051   (4.2%)
 Government Sponsored...                            5,656,770   (1.5%)                            6,496,680   (0.5%)
 Industrials............                           26,858,935   (7.0%)                           33,637,368   (2.3%)
 Miscellaneous..........                            6,288,068   (1.6%)                            8,335,834   (0.6%)
 Utilities--Electric....                            7,305,058   (1.9%)                            5,318,809   (0.4%)
 Utilities--
  Miscellaneous.........                                    0   (0.0%)                            2,838,920   (0.2%)
 Utilities--Telephone...                                    0   (0.0%)                            5,040,000   (0.3%)
                                                 ------------                                --------------
 Total Corporate Bonds..                          108,919,351  (28.4%)                          144,659,944  (10.0%)
                                                 ------------                                --------------
 Federal Agency
  Obligations...........                           19,701,551   (5.1%)                           30,641,236   (2.1%)
 Federal Treasury
  Obligations...........                          201,495,177  (52.6%)                          317,610,213  (21.9%)
 Foreign Obligations....                           14,393,603   (3.8%)                           20,255,361   (1.4%)
 Yankee Bonds...........                           15,352,261   (4.0%)                           21,020,607   (1.5%)
                                                 ------------                                --------------
 Total Bonds............                          359,861,943  (93.9%)                          534,187,361  (36.9%)
                                                 ------------                                --------------
SHORT-TERM OBLIGATIONS
 Commercial Paper....... $  125,797,417   (7.9%) $ 17,393,000   (4.5%) $25,926,227   (62.3%) $   82,989,000   (5.7%)
 Corporate Note.........                                                 3,998,775    (9.6%)
 Federal Agency
  Obligations...........                                                11,675,628   (28.0%)
                         --------------          ------------          -----------           --------------
 Total Short-Term
  Obligations...........    125,797,417   (7.9%)   17,393,000   (4.5%)  41,600,630   (99.9%)     82,989,000   (5.7%)
                         --------------          ------------          -----------           --------------
TOTAL INVESTMENTS.......  1,593,897,472  (99.8%)  377,254,943  (98.4%)  41,600,630   (99.9%)  1,437,319,196  (99.2%)
 Other Assets Less
  Liabilities...........      3,831,003   (0.2%)    6,139,895   (1.6%)      36,001    (0.1%)     11,521,971   (0.8%)
                         --------------          ------------          -----------           --------------
NET ASSETS.............. $1,597,728,475 (100.0%) $383,394,838 (100.0%) $41,636,631  (100.0%) $1,448,841,167 (100.0%)
                         ==============          ============          ===========           ==============

4. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996 METROPOLITAN SERIES FUND, INC. (CONTINUED)

                                                          INTERNATIONAL
                                                              STOCK
                                                            PORTFOLIO
                                                          -------------
                                                              VALUE
                                                            (NOTE 1A)
COMMON STOCK
 Automotive.............................................. $ 12,042,055    (4.0%)
 Banking.................................................   28,537,013    (9.4%)
 Broadcasting............................................    1,583,340    (0.5%)
 Business Services.......................................    1,353,994    (0.5%)
 Chemicals...............................................   15,831,034    (5.2%)
 Construction Materials..................................    4,410,671    (1.5%)
 Consumer Non-Durables...................................    1,078,633    (0.4%)
 Drugs & Health Care.....................................   13,669,733    (4.5%)
 Electrical Equipment....................................    4,851,913    (1.6%)
 Electronics.............................................   33,670,645   (11.1%)
 Financial Services......................................   16,109,145    (5.3%)
 Food & Beverages........................................    4,475,477    (1.5%)
 Forest Products & Paper.................................    1,650,874    (0.6%)
 General Business........................................       81,167    (0.0%)
 Homebuilders............................................    2,312,664    (0.8%)
 Household Products......................................    1,626,631    (0.5%)
 Insurance...............................................   12,269,901    (4.0%)
 Investment Companies....................................    2,234,375    (0.7%)
 Leisure.................................................    2,828,608    (0.9%)
 Machinery...............................................    5,079,733    (1.7%)
 Metals--Gold............................................       59,942    (0.0%)
 Metals--Non-Ferrous.....................................    4,051,349    (1.3%)
 Metals--Steel & Iron....................................    6,796,496    (2.2%)
 Miscellaneous...........................................    5,656,864    (1.9%)
 Multi-Industry..........................................   14,979,104    (4.9%)
 Oil & Gas Exploration...................................    6,073,231    (2.0%)
 Oil--International......................................   15,038,125    (4.9%)
 Printing & Publishing...................................    3,890,524    (1.3%)
 Real Estate.............................................   15,753,267    (5.2%)
 Retail Trade............................................    8,007,127    (2.6%)
 Textiles & Apparel......................................    2,385,456    (0.8%)
 Toys & Amusements.......................................      976,600    (0.3%)
 Transportation..........................................    1,745,426    (0.6%)
 Utilities--Electric.....................................    4,565,840    (1.5%)
 Utilities--Gas Distribution & Pipelines.................    3,750,981    (1.2%)
 Utilities--Miscellaneous................................    3,130,194    (1.0%)
 Utilities--Telephone....................................    7,711,745    (2.5%)
                                                          ------------
 Total Common Stock......................................  270,269,877   (88.9%)
                                                          ------------
PREFERRED STOCK
 Retail Trade............................................      518,032    (0.2%)
                                                          ------------
 Total Equity Securities.................................  270,787,909   (89.1%)
TOTAL LONG-TERM DEBT SECURITIES--CONVERTIBLE BONDS.......   19,499,259    (6.4%)
                                                          ------------
TOTAL INVESTMENTS........................................  290,287,168   (95.5%)
 Other Assets Less Liabilities...........................   13,538,315    (4.5%)
                                                          ------------
NET ASSETS............................................... $303,825,483  (100.0%)
                                                          ============

4. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996 METROPOLITAN SERIES FUND, INC. (CONTINUED)

                                                          STOCK INDEX
                                                           PORTFOLIO
                                                          -----------
                                                             VALUE
                                                           (NOTE 1A)
COMMON STOCK
 Aerospace.............................................. $   28,736,048   (2.6%)
 Automotive.............................................     28,701,626   (2.6%)
 Banking................................................     93,714,830   (8.4%)
 Broadcasting...........................................     11,450,367   (1.0%)
 Building & Construction................................      7,528,376   (0.7%)
 Business Services......................................     14,455,324   (1.3%)
 Chemicals..............................................     34,500,400   (3.1%)
 Containers & Glass.....................................      1,693,750   (0.2%)
 Cosmetics..............................................      3,360,350   (0.3%)
 Drugs & Health Care....................................     72,616,988   (6.5%)
 Electrical Equipment...................................     48,407,363   (4.3%)
 Electronics............................................     63,125,007   (5.6%)
 Financial Services.....................................     35,084,926   (3.1%)
 Food & Beverages.......................................     68,548,136   (6.1%)
 Forest Products & Paper................................     16,456,307   (1.5%)
 Hospital Management....................................     10,165,689   (0.9%)
 Hospital Supply........................................     30,587,031   (2.7%)
 Hotel & Restaurant.....................................     10,602,137   (0.9%)
 Household Appliances & Home Furnishings................      1,995,625   (0.2%)
 Household Products.....................................     34,569,100   (3.1%)
 Insurance..............................................     38,990,773   (3.5%)
 Leisure................................................      9,888,705   (0.9%)
 Liquor.................................................      2,526,500   (0.2%)
 Machinery..............................................     14,790,412   (1.3%)
 Metals--Aluminum.......................................      4,013,638   (0.4%)
 Metals--Gold...........................................      5,642,260   (0.5%)
 Metals--Non-Ferrous....................................      2,738,985   (0.2%)
 Metals--Steel & Iron...................................      1,839,738   (0.2%)
 Mining.................................................      2,180,087   (0.2%)
 Miscellaneous..........................................      3,178,900   (0.3%)
 Multi-Industry.........................................      9,577,826   (0.9%)
 Newspapers.............................................      6,143,637   (0.5%)
 Office & Business Equipment............................     48,538,755   (4.3%)
 Oil & Gas Exploration..................................      2,800,313   (0.2%)
 Oil--Domestic..........................................     21,819,438   (1.9%)
 Oil--International.....................................     65,066,563   (5.8%)
 Oil--Services..........................................     11,558,751   (1.0%)
 Photography............................................      5,953,875   (0.5%)
 Printing & Publishing..................................      3,554,968   (0.3%)
 Retail Grocery.........................................      5,887,863   (0.5%)
 Retail Trade...........................................     42,490,678   (3.8%)
 Software...............................................     30,829,784   (2.7%)
 Textiles & Apparel.....................................      6,880,088   (0.6%)
 Tires & Rubber.........................................      3,116,200   (0.3%)
 Tobacco................................................     21,138,225   (1.9%)
 Toys & Amusements......................................      2,450,273   (0.2%)
 Transportation--Airlines...............................      4,475,875   (0.4%)
 Transportation--Railroad...............................     11,508,961   (1.0%)
 Transportation--Trucking...............................      1,006,875   (0.1%)
 Utilities--Electric....................................     27,914,283   (2.5%)
 Utilities--Gas Distribution & Pipelines................     14,503,806   (1.3%)
 Utilities--Telephone...................................     72,606,227   (6.5%)
                                                         --------------
 Total Common Stock.....................................  1,121,912,642 (100.0%)
PREFERRED STOCK
 Hospital Supply........................................          1,774   (0.0%)
                                                         --------------
 Total Equity Securities................................  1,121,914,416 (100.0%)
TOTAL SHORT-TERM OBLIGATIONS--U.S. TREASURY BILLS.......      6,119,501   (0.5%)
                                                         --------------
TOTAL INVESTMENTS.......................................  1,128,033,917 (100.5%)
 Other Assets Less Liabilities..........................    (5,736,583)  (-0.5%)
                                                         --------------
NET ASSETS.............................................. $1,122,297,334 (100.0%)
                                                         ==============

                   NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)

4. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996 METROPOLITAN SERIES FUND, INC. (CONCLUDED)

                                                           AGGRESSIVE
                                                             GROWTH
                                                           PORTFOLIO
                                                           ----------
                                                             VALUE
                                                           (NOTE 1A)
                                                           ---------
COMMON STOCK
 Automotive............................................. $    8,300,475   (0.6%)
 Banking................................................     52,161,093   (4.0%)
 Broadcasting...........................................      1,911,644   (0.1%)
 Business Services......................................    111,731,275   (8.5%)
 Chemicals..............................................      8,035,150   (0.6%)
 Drugs & Health Care....................................     40,531,901   (3.1%)
 Electronics............................................    159,063,920  (12.0%)
 Finance................................................      1,903,687   (0.1%)
 Financial Services.....................................     36,782,250   (2.8%)
 Food & Beverages.......................................      8,800,137   (0.7%)
 Hospital Supply........................................     24,680,369   (1.9%)
 Hotel & Restaurant.....................................    147,865,328  (11.2%)
 Insurance..............................................     24,104,063   (1.8%)
 Leisure................................................     22,011,718   (1.7%)
 Machinery..............................................      5,305,125   (0.4%)
 Office & Business Equipment............................     46,756,744   (3.5%)
 Oil....................................................      1,795,219   (0.1%)
 Oil & Gas Exploration..................................     22,009,875   (1.7%)
 Oil--Services..........................................    115,561,562   (8.7%)
 Personal Care..........................................      2,647,288   (0.2%)
 Printing & Publishing..................................      7,947,212   (0.6%)
 Retail Trade...........................................    116,932,900   (8.9%)
 Software...............................................    110,257,289   (8.3%)
 Textiles & Apparel.....................................     38,388,025   (2.9%)
 Tobacco................................................      1,785,938   (0.1%)
 Transportation--Airlines...............................     19,139,375   (1.4%)
 Utilities--Miscellaneous...............................      7,936,000   (0.6%)
 Utilities--Telephone...................................     19,502,387   (1.5%)
                                                         --------------
 Total Common Stock.....................................  1,163,847,949  (88.0%)
PREFERRED STOCK
 Printing & Publishing..................................      3,590,300   (0.3%)
                                                         --------------
Total Equity Securities.................................  1,167,438,249  (88.3%)
TOTAL LONG-TERM DEBT SECURITIES--CONVERTIBLE BONDS......      2,312,500   (0.2%)
TOTAL SHORT-TERM OBLIGATIONS--COMMERCIAL PAPER..........    142,773,021  (10.8%)
                                                         --------------
TOTAL INVESTMENTS.......................................  1,312,523,770  (99.3%)
 Other Assets Less Liabilities..........................      9,325,594   (0.7%)
                                                         --------------
NET ASSETS.............................................. $1,321,849,364 (100.0%)
                                                         ==============

                       INDEPENDENT AUDITORS' REPORT

Metropolitan Life Insurance Company

  We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company (the "Company") as of December 31, 1996 and 1995 and the related consolidated statements of earnings, equity and cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company at December 31, 1996 and 1995 and the consolidated results of its operations and its consolidated cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

  As discussed in Notes 1 and 13 to the consolidated financial statements, the Company has retroactively adopted applicable generally accepted accounting principles relating to mutual life insurance companies and has changed, as of December 31, 1994, the method of accounting for fixed maturity investments.

Deloitte & Touche LLP

New York, New York

April 4, 1997

                   METROPOLITAN LIFE INSURANCE COMPANY

   CONSOLIDATED BALANCE SHEETS DECEMBER 31, 1996 AND 1995 (IN MILLIONS)

                                                        NOTES   1996     1995
                                                        ----- -------- --------
ASSETS
Investments:
 Fixed Maturities:                                      2,12
   Available for Sale, at Estimated Fair Value.........       $ 75,039 $ 76,412
   Held to Maturity, at Amortized Cost.................         11,322   11,340
 Equity Securities..................................... 2,12     2,816    1,749
 Mortgage Loans on Real Estate......................... 2,12    18,964   17,216
 Policy Loans..........................................   12     5,842    5,714
 Real Estate...........................................    2     7,744    8,761
 Real Estate Joint Ventures............................    4       851      753
 Other Limited Partnership Interests...................    4       992      797
 Leases and Leveraged Leases...........................    2     1,883    1,503
 Short-Term Investments................................   12       741    1,769
 Other Invested Assets.................................          2,692    2,651
                                                              -------- --------
   Total Investments...................................        128,886  128,665
Cash and Cash Equivalents..............................   12     2,325    1,930
Deferred Policy Acquisition Costs......................          7,227    6,508
Accrued Investment Income..............................          1,611    1,961
Premiums and Other Receivables.........................          2,916    2,533
Deferred Income Taxes Receivable.......................             37      --
Other Assets...........................................          2,094    2,157
Separate Account Assets................................         43,775   39,384
                                                              -------- --------
   Total Assets........................................       $188,871 $183,138
                                                              ======== ========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits.................................    5  $ 69,223 $ 68,256
Policyholder Account Balances.......................... 5,12    47,674   48,133
Other Policyholder Funds...............................   12     4,179    4,006
Policyholder Dividends Payable.........................          1,817    1,825
Short- and Long-Term Debt.............................. 9,12     5,365    5,580
Income Taxes Payable:                                      6
 Current...............................................            599      827
 Deferred..............................................            --       230
Other Liabilities......................................          4,632    3,666
Separate Account Liabilities...........................         43,399   38,861
                                                              -------- --------
   Total Liabilities...................................        176,888  171,384
                                                              -------- --------
Commitments and Contingencies (Notes 2, 4 and 10)
EQUITY
Retained Earnings......................................         10,937   10,084
Net Unrealized Investment Gains........................    3     1,028    1,646
Foreign Currency Translation Adjustments...............             18       24
                                                              -------- --------
   Total Equity........................................   13    11,983   11,754
                                                              -------- --------
   Total Liabilities and Equity........................       $188,871 $183,138
                                                              ======== ========

       See accompanying notes to consolidated financial statements.

  The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determination.

                    METROPOLITAN LIFE INSURANCE COMPANY

                    CONSOLIDATED STATEMENTS OF EARNINGS

    FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994 (IN MILLIONS)

                                                 NOTES  1996     1995     1994
                                                 ----- -------  -------  -------
REVENUES
Premiums.......................................     5  $11,462  $11,178  $10,078
Universal Life and Investment-Type Product Pol-
 icy Fee Income................................          1,173    1,105      883
Net Investment Income..........................     3    8,848    8,711    8,283
Investment Gains, Net..........................     3      603      199        4
Commissions, Fees and Other Income.............          1,152      741      636
                                                       -------  -------  -------
 Total Revenues................................         23,238   21,934   19,884
                                                       -------  -------  -------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits..........................     5   12,525   11,976   11,179
Interest Credited to Policyholder Account Bal-
 ances.........................................          2,868    3,143    3,040
Policyholder Dividends.........................          1,728    1,786    1,752
Other Operating Costs and Expenses.............          4,711    4,285    3,500
                                                       -------  -------  -------
 Total Benefits and Other Deductions...........         21,832   21,190   19,471
                                                       -------  -------  -------
Earnings from Continuing Operations before In-
 come Taxes....................................          1,406      744      413
Income Taxes...................................     6      482      407      380
                                                       -------  -------  -------
Earnings from Continuing Operations............            924      337       33
                                                       -------  -------  -------
Discontinued Operations:
 (Loss) Earnings from Discontinued Operations
  (Net of Income Tax (Benefit) Expense of $(18)
  in 1996, $32 in 1995 and $54 in 1994)........            (52)     (54)      81
 (Loss) Gain on Disposal of Discontinued Opera-
  tions (Net of Income Tax (Benefit) Expense of
  $(11) in 1996 and $106 in 1995)..............            (19)     416      --
                                                       -------  -------  -------
(Loss) Earnings from Discontinued Operations...            (71)     362       81
                                                       -------  -------  -------
Net Earnings...................................    13  $   853  $   699  $   114
                                                       =======  =======  =======

       See accompanying notes to consolidated financial statements.

                    METROPOLITAN LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF EQUITY

    FOR THE YEARS ENDED DECEMBER 31, 1996 ,1995 AND 1994 (IN MILLIONS)

                                                 NOTES  1996     1995     1994
                                                 ----- -------  -------  ------
Retained Earnings, Beginning of Year...........        $10,084  $ 9,385  $9,271
Net Earnings...................................            853      699     114
                                                       -------  -------  ------
Retained Earnings, End of Year.................         10,937   10,084   9,385
                                                       -------  -------  ------
Net Unrealized Investment Gains (Losses),
Beginning of Year..............................          1,646     (955)    259
Cumulative Effect of Accounting Change.........     1      --       --   (1,247)
Change in Unrealized Investment (Losses) Gains.           (618)   2,601      33
                                                       -------  -------  ------
Net Unrealized Investment Gains (Losses), End
of Year........................................          1,028    1,646    (955)
                                                       -------  -------  ------
Foreign Currency Translation Adjustments,
Beginning of Year..............................             24       (2)    (17)
Change in Foreign Currency Translation
Adjustments....................................             (6)      26      15
                                                       -------  -------  ------
Foreign Currency Translation Adjustments, End
of Year........................................             18       24      (2)
                                                       -------  -------  ------
Total Equity, End of Year......................    13  $11,983  $11,754  $8,428
                                                       =======  =======  ======

       See accompanying notes to consolidated financial statements.

                    METROPOLITAN LIFE INSURANCE COMPANY

                   CONSOLIDATED STATEMENTS OF CASH FLOWS

    FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994 (IN MILLIONS)

                                                     1996      1995      1994
                                                   --------  --------  --------
Net Cash Provided by Operating Activities......... $  3,688  $  4,823  $  3,980
Cash Flows from Investing Activities:
 Sales, Maturities and Repayments of:
  Fixed Maturities................................   76,117    64,372    47,658
  Equity Securities...............................    2,069       694       795
  Mortgage Loans on Real Estate...................    2,380     3,182     2,684
  Real Estate.....................................    1,948     1,193       688
  Real Estate Joint Ventures......................      410       387       471
  Other Limited Partnership Interests.............      178        42        24
 Purchases of:
  Fixed Maturities................................  (76,225)  (66,693)  (51,073)
  Equity Securities...............................   (2,742)     (781)     (812)
  Mortgage Loans on Real Estate...................   (4,225)   (2,491)   (1,465)
  Real Estate.....................................     (859)     (904)     (773)
  Real Estate Joint Ventures......................     (130)     (285)      (51)
  Other Limited Partnership Interests.............     (307)      (87)     (164)
 Net Change in Short-Term Investments.............    1,028      (634)      198
 Net Change in Policy Loans.......................     (128)     (112)     (393)
 Other, Net ......................................     (438)     (568)     (107)
                                                   --------  --------  --------
Net Cash Used by Investing Activities.............     (924)   (2,685)   (2,320)
                                                   --------  --------  --------
Cash Flows from Financing Activities:
 Policyholder Account Balances
  Deposits........................................   17,167    16,017    15,580
  Withdrawals.....................................  (19,321)  (19,142)  (16,876)
 Additions to Long-Term Debt......................      --        692       148
 Repayments of Long-Term Debt.....................     (284)     (389)     (334)
 Net Increase (Decrease) in Short-Term Debt.......       69       (78)      143
                                                   --------  --------  --------
Net Cash Used by Financing Activities.............   (2,369)   (2,900)   (1,339)
                                                   --------  --------  --------
Change in Cash and Cash Equivalents...............      395      (762)      321
Cash and Cash Equivalents, Beginning of Year......    1,930     2,692     2,371
                                                   --------  --------  --------
Cash and Cash Equivalents, End of Year............ $  2,325  $  1,930  $  2,692
                                                   ========  ========  ========
Supplemental Cash Flow Information:
 Interest Paid.................................... $    310  $    280  $    257
                                                   ========  ========  ========
 Income Taxes Paid................................ $    497  $    283  $    161
                                                   ========  ========  ========

       See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

      FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994 (IN MILLIONS)

                                                       1996     1995     1994
                                                      -------  -------  ------
Net Earnings......................................... $   853  $   699  $  114
Adjustments to Reconcile Net Earnings to Net Cash
 Provided by Operating Activities:
  Change in Deferred Policy Acquisition Costs, Net...    (391)    (376)   (538)
  Change in Accrued Investment Income................     350     (191)    (70)
  Change in Premiums and Other Receivables...........    (106)     (29)   (458)
  Undistributed (Income) Loss of Real Estate Joint
   Ventures and Other Limited Partnerships...........     100      (95)    150
  Gains from Sale of Investments and Businesses, Net.    (573)    (721)     (4)
  Depreciation and Amortization Expenses.............     (18)      30     (25)
  Interest Credited to Policyholder Account Balances.   2,868    3,143   3,040
  Universal Life and Investment-Type Product Policy
   Fee Income........................................  (1,173)  (1,105)   (883)
  Change in Future Policy Benefits...................   2,149    2,332   2,089
  Change in Other Policyholder Funds.................     181      (66)     65
  Change in Policyholder Dividends Payable...........      (8)      11     (55)
  Change in Income Taxes Payable.....................    (134)     327     503
  Other, Net.........................................    (410)     864      52
                                                      -------  -------  ------
Net Cash Provided by Operating Activities............ $ 3,688  $ 4,823  $3,980
                                                      =======  =======  ======

          See accompanying notes to consolidated financial statements.

                   METROPOLITAN LIFE INSURANCE COMPANY

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (collectively, the "Company") principally provide life insurance and annuity products and pension, pension-related and investment-related services to individuals, corporations and other institutions. The Company also provides nonmedical health, disability and property and casualty insurance and offers investment management, investment advisory, and commercial finance services.

 BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

  The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

  The accompanying consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint venture interests in which MetLife has control. Other equity investments in affiliated companies, partnerships and joint ventures are generally reported on the equity basis. Significant intercompany transactions and balances have been eliminated in consolidation.

  Minority interest related to subsidiaries, partnership and joint venture interests that are consolidated amounted to $149 million and $137 million at December 31, 1996 and 1995, respectively, and is included in other liabilities. Minority interest in earnings of $30 million, $22 million and $5 million in 1996, 1995 and 1994, respectively, is included in other operating costs and expenses.

  In August 1996, MetLife completed a merger with New England Mutual Life Insurance Company ("The New England") whereby The New England was merged directly into MetLife. The merger was accounted for as a pooling of interest and, accordingly, the accompanying consolidated financial statements include the accounts and operations of The New England for all periods.

  Prior to 1996, MetLife, as a mutual life insurance company, prepared its financial statements in conformity with accounting practices prescribed or permitted by the Department (statutory financial statements), which accounting practices were considered to be GAAP for a mutual life insurance company. In 1996, MetLife adopted Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises (the "Interpretation"), and Statement of Financial Accounting Standards ("SFAS") No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies (the "Standard"), of the Financial Accounting Standards Board ("FASB"). The Interpretation and the Standard required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The financial statements of MetLife for 1995 and 1994 have been retroactively restated to reflect the adoption of all applicable authoritative GAAP pronouncements. The effect of such adoption, except for SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," has been reflected in equity at January 1, 1994 (see Note
13).

  As of December 31, 1994, the Company adopted SFAS No. 115, which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of SFAS No. 115 decreased consolidated equity at December 31, 1994, by $1,247 million, net of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits. In 1995, the FASB issued implementation guidance for SFAS No. 115 and permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 31, 1995, the Company transferred $3,058 million of securities classified as held to maturity to the available for sale portfolio. As a result, consolidated equity at December 31, 1995, increased by $135 million, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

VALUATION OF INVESTMENTS

  Fixed maturity securities for which the Company has the positive intent and ability to hold to maturity are stated principally at amortized cost and include bonds and redeemable preferred stock. All other fixed maturity securities are classified as available for sale and are reported at estimated fair value. Equity securities are stated principally at estimated fair value and include common stocks and nonredeemable preferred stocks. Unrealized investment gains and losses on fixed maturity securities available for sale and equity securities are reported as a separate component of equity. Such amounts are net of related deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits relating to unrealized gains on available for sale securities. Costs of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary. All security transactions are recorded on a trade date basis.

  Mortgage loans in good standing are carried at outstanding principal balances less unaccreted discounts. Mortgage loans are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contract terms of the loan agreement. When the Company determines that a loan is impaired, an allowance for loss is established for the difference between the carrying value of the mortgage loan and the estimated fair value. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. The provision for losses is reported as a realized investment loss. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses.

  Investment real estate, including real estate acquired in satisfaction of debt, is generally stated at depreciated cost (or amortized cost for capital leases). At the date of foreclosure, real estate acquired in satisfaction of debt is recorded at estimated fair value. Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the investment may not be recoverable. In performing the review for recoverability, management estimates future cash flows expected from real estate investments including proceeds on disposition. If the sum of such expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the real estate, an impairment loss is recognized. Measurement of impairment losses is based on the estimated fair market value of the real estate, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with underlying risks. Real estate investments that management intends to sell in the near term are reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. Changes in allowances relating to real estate to be disposed of and impairments of real estate are reported as realized investment gains or losses.

  Depreciation, including charges relating to capital leases, of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 20 to 40 years or the terms of the lease, if shorter. Accumulated depreciation and amortization on real estate was $2,109 million and $2,187 million at December 31, 1996 and 1995, respectively. Depreciation and amortization expense totaled $348 million, $427 million and $356 million for the years ended December 31, 1996, 1995 and 1994, respectively.

  Policy loans are stated at unpaid principal balances. Short-term investments are stated at amortized cost, which approximates fair value.

  The Company acts as the lessor of equipment in both direct financing and operating lease transactions. At lease commencement, the Company records the aggregate future minimum lease payments due, the estimated residual value of the leased equipment and unearned lease income for direct financing leases. The unearned lease income represents the excess of aggregate future minimum lease receipts plus the estimated residual value over the cost of the leased equipment or its net capitalized value. Lease income is recognized over the term of the lease in a manner which reflects a level yield on the net investment in the lease. Certain origination fees and costs are deferred and recognized over the term of the lease using the interest method. For operating lease transactions, the cost of equipment or its net realizable value is depreciated on a straight-line basis over its estimated economic life and lease income is recorded as earned.

  The Company participates in leasing transactions in which it supplies only a portion of the purchase price, but generally has the entire equity interest in the equipment and rentals receivable (leveraged leases). These interests, however, are subordinated to the interests of the lenders supplying the nonequity portion of the repurchase price. The financing is generally in the form of long-term debt that provides for no recourse against the Company and is collateralized by the property. The investment in leveraged leases is recorded net of the nonrecourse debt. Revenue, including related tax benefits, is recorded over the term of the lease at a level rate of return. Management regularly reviews residual values and writes down residuals to expected values as needed.

 INVESTMENT RESULTS

  Realized investment gains and losses are determined by specific identification and are presented as a component of revenues. Valuation allowances are netted against asset categories to which they apply and provisions for losses for investments are included in investment gains and losses.

 PROPERTY AND EQUIPMENT

  Property and equipment and leasehold improvements are included in other assets, and are stated at cost, less accumulated depreciation and amortization. Depreciation, including charges relating to capitalized leases, is provided using the straight-line or sum of the years digits methods over the estimated useful lives of the assets, which generally range from 20 to 40 years for real estate and five to 15 years or the term of the lease, if shorter, for all other property and equipment. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the lease or the estimated useful life of the improvements.

 RECOGNITION OF INCOME AND EXPENSES

  Premiums from traditional life and annuity policies with life contingencies are generally recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contract. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

  For contracts with a single premium, or limited number of premium payments due over a significantly shorter period of time than the total period over which benefits are provided ("limited payment contracts"), premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

  Premiums from nonmedical health contracts are recognized as income on a pro rata basis over the contract terms.

  Premiums from universal life and investment-type contracts are reported as deposits to policyholder account balances. Revenues from these contracts consist of amounts assessed during the period against policyholder account balances for mortality, policy administration and surrender charges. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

  Property and liability premiums are generally recognized as revenue on a pro rata basis over the policy term. Unearned premiums are included in other liabilities and are computed principally by the monthly pro rata method.

 DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business, principally commissions, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, have been deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

  Deferred policy acquisition costs are amortized over 40 years for participating traditional life and 30 years for universal life and investment-type products as a constant percentage of estimated gross margins or profits arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience, updated regularly. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings in the period estimated gross margins or profits are revised.

  For nonparticipating traditional life and annuity policies with life contingencies, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the estimated life of the policy.

  For nonmedical health insurance contracts, deferred policy acquisition costs are amortized over the life of the contracts (generally 10 years) in proportion to anticipated premium revenue at the time of issue.

  For property and liability insurance, deferred policy acquisition costs are amortized over the terms of policies or reinsurance treaties.

 VALUE OF INSURANCE BUSINESS ACQUIRED AND GOODWILL

  The cost of insurance acquired of $358 million and $381 million at December 31, 1996 and 1995, respectively, and the excess of purchase price over the fair value of net assets acquired of $17 million and $22 million at December 31, 1996 and 1995, respectively, are included in other assets. The cost of insurance acquired is being amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. Accumulated amortization of cost of insurance acquired was $48 million and $18 million at December 31, 1996 and 1995, respectively, and related amortization expense was $30 million, $27 million and $2 million for the years ended December 31, 1996, 1995 and 1994, respectively. The excess of purchase price over the fair value of assets acquired is being amortized generally over a 10 year period using the straight-line method. Accumulated amortization of cost in excess of net assets acquired was $48 million and $43 million at December 31, 1996 and 1995, respectively, and related amortization expense was $5 million, $5 million and $6 million for the years ended December 31, 1996, 1995 and 1994, respectively.

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserves for death and endowment policy benefits, the liability for terminal dividends and premium deficiency reserves. The net level premium reserve is calculated based on the nonforfeiture interest rate, ranging from 2.5 percent to 7.0 percent, and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Premium deficiency reserves are established, if necessary, when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholder fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing future policy benefit liabilities range from 2.5 percent to 7.0 percent for life insurance policies and 6.0 percent to 8.25 percent for annuity contracts.

  Policyholder account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

  Benefit liabilities for nonmedical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

  For property and liability insurance, the liability for unpaid reported losses is based on a case by case or overall estimate using the Company's past experience. A provision is also made for losses incurred but not reported on the basis of estimates and past experience.

 INCOME TAXES

  MetLife and its eligible life insurance and nonlife insurance subsidiaries file a consolidated federal income tax return. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred tax assets or liabilities.

 SEPARATE ACCOUNT OPERATIONS

  Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities. Separate Account assets and liabilities also include assets and liabilities relating to unit-linked products sold in the United Kingdom.

  Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

 POLICYHOLDER DIVIDENDS

  The amount of policyholder dividends to be paid is determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 CASH AND CASH EQUIVALENTS

  Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

 CONSOLIDATED STATEMENTS OF CASH FLOWS--NON CASH TRANSACTIONS

  For the years ended December 31, 1996, 1995 and 1994, respectively, real estate of $189 million, $429 million and $273 million was acquired in satisfaction of debt. At December 31, 1996 and 1995, the Company owned real estate acquired in satisfaction of debt of $456 million and $649 million, respectively. During 1995 and 1994, respectively, the company assumed liabilities of $1,573 million and $88 million and received assets of $1,573 million and $86 million through assumption of certain businesses from other insurance companies.

 DISCONTINUED OPERATIONS

  In January 1995, the Company contributed its group medical benefits businesses to a corporate joint venture, The MetraHealth Companies, Inc. ("MetraHealth"). In October 1995, the Company sold its investment in MetraHealth to United HealthCare Corporation. For its interest in MetraHealth, the Company received $485 million face amount of United HealthCare Corporation convertible preferred stock and $326 million in cash (including additional consideration of $50 million in 1996). The sale resulted in an aftertax loss of $36 million in 1996 and an aftertax gain of $372 million in 1995. Operating losses in 1996 related principally to the finalization of the transfer of group medical contracts to MetraHealth. The Company also has the right to receive from United HealthCare Corporation up to approximately $169 million in cash based on the 1997 consolidated financial results of United HealthCare Corporation.

  During 1995, the company also sold its real estate brokerage, mortgage banking and mortgage administration operations for an aggregate consideration of $251 million (including additional cash consideration of $25 million in 1996), resulting in aftertax gains of $17 million in 1996 and $44 million in 1995.

  These operations are accounted for as discontinued operations and, accordingly, are segregated in the accompanying consolidated statements of earnings.

 FOREIGN CURRENCY TRANSLATION

  Assets and liabilities of foreign operations and subsidiaries are translated at the exchange rate in effect at year end. Revenues and benefits and other expenses are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity.

 ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

 FIXED MATURITY AND EQUITY SECURITIES

  The cost or amortized cost, gross unrealized gain and loss and estimated fair value of fixed maturity and equity securities, by category, are shown below.

HELD TO MATURITY SECURITIES--DECEMBER 31, 1996 (in millions):

                                                   GROSS UNREALIZED
                                         AMORTIZED ----------------- ESTIMATED
                                           COST      GAIN     LOSS   FAIR VALUE
                                         --------- --------   ----   ----------
Fixed Maturities:
 Bonds:
  U. S. Treasury securities and
   obligations of U. S. government
   corporations and agencies............  $    48  $      3           $    51
  States and political subdivisions.....       58         1                59
  Foreign governments...................      260         5               265
  Corporate.............................    7,520       236 $     64    7,692
  Mortgage-backed securities............      689         1       16      674
  Other.................................    2,746        85       24    2,807
                                          -------  -------- --------  -------
    Total bonds.........................   11,321       331      104   11,548
 Redeemable preferred stocks............        1       --       --         1
                                          -------  -------- --------  -------
    Total Fixed Maturities..............  $11,322  $    331 $    104  $11,549
                                          =======  ======== ========  =======

HELD TO MATURITY SECURITIES--DECEMBER 31, 1995 (in millions):

Fixed Maturities:
 Bonds:
  U. S. Treasury securities and
   obligations of U. S. government
   corporations and agencies............  $    63  $      3           $    66
  States and political subdivisions.....       57       --                 57
  Foreign governments...................      194        10               204
  Corporate.............................    8,039       398 $     33    8,404
  Mortgage-backed securities............      860         5       31      834
  Other.................................    2,126       128        5    2,249
                                          -------  -------- --------  -------
    Total bonds.........................   11,339       544       69   11,814
 Redeemable preferred stocks............        1       --       --         1
                                          -------  -------- --------  -------
    Total Fixed Maturities..............  $11,340  $    544 $     69  $11,815
                                          =======  ======== ========  =======

AVAILABLE FOR SALE SECURITIES--DECEMBER 31, 1996 (in millions)

                                                             GROSS
                                                          UNREALIZED
                                                          -----------
                                                                      ESTIMATED
                                                AMORTIZED               FAIR
                                                  COST     GAIN  LOSS   VALUE
                                                --------- ------ ---- ---------
Fixed Maturities:
 Bonds:
  U. S. Treasury securities and obligations
   of U. S. government corporations and agen-
   cies........................................  $12,949  $  901 $128  $13,722
 States and political subdivisions.............      536      13    1      548
 Foreign governments...........................    2,597     266    6    2,857
 Corporate.....................................   32,520   1,102  294   33,328
 Mortgage-backed securities....................   21,200     407   91   21,516
 Other.........................................    2,511      90   30    2,571
                                                 -------  ------ ----  -------
  Total bonds..................................   72,313   2,779  550   74,542
Redeemable preferred stocks....................      500     --     3      497
                                                 -------  ------ ----  -------
  Total Fixed Maturities.......................  $72,813  $2,779 $553  $75,039
                                                 =======  ====== ====  =======
Equity Securities:
 Common stocks.................................  $ 1,882  $  648 $ 55  $ 2,475
 Nonredeemable preferred stocks................      371      51   81      341
                                                 -------  ------ ----  -------
  Total Equity Securities......................  $ 2,253  $  699 $136  $ 2,816
                                                 =======  ====== ====  =======

AVAILABLE FOR SALE SECURITIES--DECEMBER 31, 1995 (in millions)

Fixed Maturities:
 Bonds:
  U. S. Treasury securities and obligations
   of U. S. government corporations and
   agencies....................................  $15,963  $2,194 $  4  $18,153
 States and political subdivisions.............       54       1   --       55
 Foreign governments...........................    1,851     195   --    2,046
 Corporate.....................................   29,742   1,905  124   31,523
 Mortgage-backed securities....................   21,255     707   28   21,934
 Other.........................................    1,788     235    7    2,016
                                                 -------  ------ ----  -------
  Total bonds..................................   70,653   5,237  163   75,727
Redeemable preferred stocks....................      593      95    3      685
                                                 -------  ------ ----  -------
Total Fixed Maturities.........................  $71,246  $5,332 $166  $76,412
                                                 =======  ====== ====  =======
Equity Securities:
 Common stocks.................................  $ 1,372  $  389 $134  $ 1,627
 Nonredeemable preferred stocks................      167       2   47      122
                                                 -------  ------ ----  -------
  Total Equity Securities......................  $ 1,539  $  391 $181  $ 1,749
                                                 =======  ====== ====  =======

  The amortized cost and estimated fair value of bonds classified as held to maturity, by contractual maturity, are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
      DECEMBER 31, 1996 (in millions)
      Due in one year or less..............................  $   389   $   391
      Due after one year through five years................    3,317     3,413
      Due after five years through 10 years................    5,444     5,562
      Due after 10 years...................................    1,482     1,508
                                                             -------   -------
       Subtotal............................................   10,632    10,874
      Mortgage-backed securities...........................      689       674
                                                             -------   -------
        Total..............................................  $11,321   $11,548
                                                             =======   =======

  The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
      DECEMBER 31, 1996 (in millions)
      Due in one year or less..............................  $ 1,842   $ 1,844
      Due after one year through five years................   13,659    13,957
      Due after five years through 10 years................   15,729    16,228
      Due after 10 years...................................   19,883    20,997
                                                             -------   -------
       Subtotal............................................   51,113    53,026
      Mortgage-backed securities...........................   21,200    21,516
                                                             -------   -------
        Total..............................................  $72,313   $74,542
                                                             =======   =======

Bonds not due at a single maturity date have been included in the above tables in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

MORTGAGE LOANS

  Mortgage loans are collateralized by properties principally located throughout the United States and Canada. At December 31, 1996, approximately 16 percent and 7 percent of the properties were located in California and Illinois, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

  The mortgage loan investments were categorized as follows:

                                                                      1996  1995
                                                                      ----  ----
DECEMBER 31
Office buildings.....................................................  30%   32%
Retail...............................................................  19%   18%
Residential..........................................................  16%   17%
Agricultural.........................................................  18%   16%
Other................................................................  17%   17%
                                                                      ---   ---
  Total.............................................................. 100%  100%
                                                                      ===   ===

  Many of the Company's real estate joint ventures have loans with the Company. The carrying values of such mortgages were $869 million and $1,164 million at December 31, 1996 and 1995, respectively.

  Mortgage loan valuation allowances and changes thereto are shown below.

                                                               1996  1995  1994
                                                               ----  ----  ----
DECEMBER 31 (in millions)
Balance, beginning of year.................................... $466  $483  $569
Additions charged to income...................................  144   107    89
Deductions for writedowns and dispositions.................... (166) (124) (175)
                                                               ----  ----  ----
Balance, end of year.......................................... $444  $466  $483
                                                               ====  ====  ====

  Impaired mortgage loans and related valuation allowances are as follows:

                                                                  1996    1995
                                                                 ------  ------
DECEMBER 31 (in millions)
Impaired mortgage loans with valuation allowances............... $1,677  $2,028
Impaired mortgage loans with no valuation allowances............    165     389
                                                                 ------  ------
Recorded investment in impaired mortgage loans..................  1,842   2,417
Valuation allowances............................................   (427)   (449)
                                                                 ------  ------
Net impaired mortgage loans..................................... $1,415  $1,968
                                                                 ======  ======

  During the years ended December 31, 1996 and 1995, the Company's average recorded investment in impaired mortgage loans was $2,113 million and $2,365 million, respectively. Interest income recognized on these impaired mortgage loans totaled $122 million and $169 million for the years ended December 31, 1996 and 1995, respectively. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans, where the present value method is used to measure impairment, is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

 REAL ESTATE

  Real Estate valuation allowances and changes thereto are shown below.

                                                               1996  1995  1994
                                                               ----  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Balance, beginning of year.................................... $743  $622  $674
Additions charged to income...................................  127   358    82
Deductions for writedowns and dispositions.................... (341) (237) (134)
                                                               ----  ----  ----
Balance, end of year.......................................... $529  $743  $622
                                                               ====  ====  ====

  The above table does not include valuation reserves of $118 million, $167 million and $95 million at December 31, 1996, 1995 and 1994, respectively, relating to investments in real estate joint ventures.

  Prior to 1996, the Company established valuation allowances for impaired real estate investments. During 1996, $150 million of valuation allowances relating to real estate held for investment were applied as writedowns to specific properties. The balance in the real estate valuation allowance at December 31, 1996, relates to properties that management has committed to a plan of sale. The carrying value, net of valuation allowances, of properties committed to a plan of sale was $1,844 million at December 31, 1996. Net investment income relating to such properties was $60 million for the year ended December 31, 1996.

 LEASES AND LEVERAGED LEASES

  The Company's investment in direct financing leases and leveraged leases is summarized below.

                               DIRECT FINANCING     LEVERAGED
                                    LEASES           LEASES          TOTAL
                               ------------------  ------------  --------------
                                 1996      1995     1996   1995   1996    1995
                               --------  --------  ------  ----  ------  ------
DECEMBER 31 (in millions)
Investment.................... $  1,247  $  1,054  $  507  $298  $1,754  $1,352
Estimated Residual Values.....      238       231     543   445     781     676
                               --------  --------  ------  ----  ------  ------
 Total........................    1,485     1,285   1,050   743   2,535   2,028
Unearned Income...............     (336)     (295)   (316) (230)   (652)   (525)
                               --------  --------  ------  ----  ------  ------
Net Investment................ $  1,149  $    990  $  734  $513  $1,883  $1,503
                               ========  ========  ======  ====  ======  ======

  The investment amounts set forth above are due primarily in monthly installments. The payment periods generally range from three to eight years, but in certain circumstances are as long as 20 years. Average yields range from 7 percent to 12 percent. These receivables are generally collateralized by the related property.

Scheduled aggregate receipts for the investment and estimated residual values in direct financing leases are:

                                                      DIRECT
                                                     FINANCING RESIDUALS TOTAL
                                                     --------- --------- ------
YEAR ENDING DECEMBER 31 (in millions)
  1997..............................................  $  236     $ 20    $  256
  1998..............................................     209        9       218
  1999..............................................     189       25       214
  2000..............................................     167       26       193
  2001..............................................     128       23       151
Thereafter..........................................     318      135       453
                                                      ------     ----    ------
Total...............................................  $1,247     $238    $1,485
                                                      ======     ====    ======

  Historical collection experience indicates that a portion of the above amounts will be paid prior to contractual maturity. Accordingly, the future receipts, as shown above, should not be regarded as a forecast of future cash flow.

FINANCIAL INSTRUMENTS

  The Company has a securities lending program whereby large blocks of securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102 percent of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the accompanying consolidated balance sheets. To further minimize the credit risks related to this lending program, the Company regularly monitors the financial condition of counterparties to these agreements.

  The Company engages in a variety of derivative transactions. Certain derivatives, such as forwards, futures, options and swaps, which do not themselves generate interest or dividend income, are acquired or sold in order to hedge or reduce risks applicable to assets held, or expected to be purchased or sold, and liabilities incurred or expected to be incurred. The Company may also sell covered call options for income generation purposes from time to time. The Company does not engage in trading of these derivatives.

  Derivative financial instruments involve varying degrees of market risk resulting from changes in the volatility of interest rates, foreign currency exchange rates or market values of the underlying financial instruments. The Company's risk of loss is typically limited to the fair value of these instruments and not by the notional or contractual amounts which reflect the extent of involvement but not necessarily the amounts subject to risk. Credit risk arises from the possible inability of counterparties to meet the terms of the contracts. Credit risk due to counterparty nonperformance associated with these instruments is the unrealized gain, if any, reflected by the fair value of such instruments.

  During the three year period ended December 31, 1996, the Company employed several ongoing derivatives strategies. The Company entered into a number of anticipatory hedges using securities forwards, futures and interest rate swaps to limit the interest rate exposure of investments expected to be acquired or sold within one year. The Company also executed swaps and foreign currency forwards to hedge, including on an anticipatory basis, the foreign currency risk of foreign currency denominated investments. The Company also used interest rate swaps and forwards to reduce risks from changes in interest rates and exposures arising from mismatches between assets and liabilities. In addition, the Company has used interest rate caps to reduce the market and interest rate risks relating to certain assets and liabilities.

  Income and expenses related to derivatives used to hedge or manage risks are recorded on the accrual basis as an adjustment to the yield of the related securities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge or manage interest rate risk are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in realized investment gains and losses.

ASSETS ON DEPOSIT

  As of December 31, 1996 and 1995, the Company had assets on deposit with regulatory agencies of $4,062 million and $3,917 million, respectively.

3. INVESTMENT INCOME AND INVESTMENT GAINS

  The sources of investment income are as follows:

                                                          1996    1995    1994
                                                         ------  ------  ------
YEARS ENDED DECEMBER 31 (in millions)
Fixed maturities........................................ $6,042  $6,006  $5,682
Equity securities.......................................     60      45      53
Mortgage loans on real estate...........................  1,523   1,501   1,573
Policy loans............................................    399     394     359
Real estate.............................................  1,647   1,833   1,870
Real estate joint ventures..............................     21      41     (99)
Other limited partnership interests.....................     70      23      40
Leases and leveraged leases.............................    135     113      92
Cash, cash equivalents and short-term investments.......    214     231     146
Other investment income.................................    281     326     337
                                                         ------  ------  ------
Gross investment income................................. 10,392  10,513  10,053
Investment expenses..................................... (1,544) (1,802) (1,770)
                                                         ------  ------  ------
Investment income, net.................................. $8,848  $8,711  $8,283
                                                         ======  ======  ======

  Investment gains (losses), including changes in valuation allowances, are summarized as follows:

                                                        1996    1995    1994
                                                       ------  ------  -------
YEARS ENDED DECEMBER 31 (in millions)
Fixed maturities...................................... $  234  $  621  $   (97)
Equity securities.....................................     78      (5)     141
Mortgage loans on real estate.........................    (86)    (51)     (41)
Real estate...........................................    165    (375)     (20)
Real estate joint ventures............................    206     (16)      18
Other limited partnership interests...................     82     117       28
Other.................................................    (76)    (92)     (25)
                                                       ------  ------  -------
Investment gains, net................................. $  603  $  199  $     4
                                                       ======  ======  =======
  Proceeds from the sales of bonds classified as available for sale during
1996, 1995 and 1994 were $74,580 million, $58,537 million and $43,903 million, respectively. During 1996, 1995 and 1994, respectively, gross gains of $1,069 million, $1,013 million and $642 million and gross losses of $842 million, $402 million and $719 million were realized on those sales. Proceeds from the sale of bonds classified as held to maturity during 1996, 1995 and 1994 were $1,281 million, $1,806 million and $1,797 million, respectively. During 1996, 1995 and
1994, respectively, gross gains of $10 million, $17 million and $9 million and gross losses of $1 million, $4 million and $13 million were realized on those sales. Sales of held to maturity bonds were principally due to prepayments and callable features on privately placed bonds.
  The net unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity, and the changes for the corresponding years are summarized as follows:
                                                        1996    1995    1994
                                                       ------  ------  -------
DECEMBER 31 (in millions)
Balance, end of year, comprised of:
 Unrealized investment gains (losses) on:
  Fixed maturities.................................... $2,226  $5,166  $(2,328)
  Equity securities...................................    563     210       41
  Other...............................................    474     380      378
                                                       ------  ------  -------
                                                        3,263   5,756   (1,909)
 Amounts of unrealized investment gains (losses)
 attributable to:
  Participating pension contracts.....................     (9)   (350)     (92)
  Loss recognition.................................... (1,219) (2,064)      (1)
  Deferred policy acquisition cost allowances.........   (420)   (748)     499
  Deferred income tax (expense) benefit...............   (587)   (948)     548
                                                       ------  ------  -------
Balance, end of year.................................. $1,028  $1,646  $  (955)
                                                       ======  ======  =======
                                                        1996    1995    1994
                                                       ------  ------  -------
YEARS ENDED DECEMBER 31 (in millions)
Balance, beginning of year:........................... $1,646  $ (955) $   259
 Change in unrealized investment gains (losses)....... (2,493)  7,665       50
 Unrealized loss at date of adoption of SFAS No. 115..     --      --   (2,449)
 Change in unrealized investment gains (losses)
 attributable to:
  Participating pension contracts.....................    341    (258)     (86)
  Loss recognition....................................    845  (2,063)      21
  Deferred policy acquisition cost allowances.........    328  (1,247)     550
  Deferred income tax (expense) benefit...............    361  (1,496)     700
                                                       ------  ------  -------
Balance, end of year.................................. $1,028  $1,646  $  (955)
                                                       ======  ======  =======

4. REAL ESTATE JOINT VENTURES AND OTHER LIMITED PARTNERSHIP INTERESTS

  Summarized combined financial information of real estate joint ventures and other limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10 percent or greater, is as follows:

                                                                    1996   1995
                                                                   ------ ------
DECEMBER 31 (in millions)
Assets:
 Investments in real estate, at depreciated cost.................. $1,030 $1,409
 Investments in securities, generally at estimated fair value.....    621    534
 Cash and cash equivalents........................................     37     33
 Other............................................................  1,030  1,005
                                                                   ------ ------
Total assets...................................................... $2,718 $2,981
                                                                   ====== ======
Liabilities:
 Borrowed funds--third party...................................... $  243 $  264
 Borrowed funds--MetLife..........................................     69    133
 Other............................................................    915    933
                                                                   ------ ------
Total liabilities.................................................  1,227  1,330
                                                                   ------ ------
Partners' Capital................................................. $1,491 $1,651
                                                                   ====== ======
MetLife equity in partners' capital included above................ $  786 $1,103
                                                                   ====== ======

                                                              1996  1995  1994
                                                              ----  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Operations:
 Revenues of real estate joint ventures...................... $275  $364  $357
 Revenues of other limited partnerships interests............  297   417   287
 Interest expense--third party...............................  (11)  (26)  (24)
 Interest expense--MetLife...................................  (19)  (31)  (27)
 Other expenses.............................................. (411) (501) (499)
                                                              ----  ----  ----
Net earnings................................................. $131  $223  $ 94
                                                              ====  ====  ====
MetLife earnings from real estate joint ventures and other
 limited partnership interests
 included above.............................................. $ 34  $ 28  $  9
                                                              ====  ====  ====

5. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

  In the normal course of business, the Company assumes and cedes insurance with other insurance companies. The accompanying consolidated statements of earnings are presented net of reinsurance ceded.

  The effect of reinsurance on premiums earned is as follows:

                                                       1996     1995     1994
                                                      -------  -------  -------
YEARS ENDED DECEMBER 31 (in millions)
Direct premiums...................................... $12,569  $11,944  $11,309
Reinsurance assumed..................................     508      812      227
Reinsurance ceded....................................  (1,615)  (1,578)  (1,458)
                                                      -------  -------  -------
Net premiums earned.................................. $11,462  $11,178  $10,078
                                                      =======  =======  =======

  Policyholder benefits in the accompanying consolidated statements of earnings are presented net of reinsurance recoveries of $1,667 million, $1,523 million and $1,328 million for the years ended December 31, 1996, 1995 and 1994, respectively. Premiums and other receivables in the accompanying consolidated balance sheets include reinsurance recoverables of $700 million and $458 million at December 31, 1996 and 1995, respectively.

  A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

  The Company acquired, in part through reinsurance effective in January 1995, group life, dental, disability, accidental death and dismemberment, vision and long-term care insurance businesses for $403 million, $53 million of which was paid in 1994. In January 1995, the Company received assets with a fair market value equal to the $1,565 million of liabilities assumed under the reinsurance agreements. The reinsured contracts converted to Company contracts at policy anniversary dates.

  Activity in the liability for unpaid losses and loss adjustment expenses relating to property and casualty and group accident and nonmedical health policies and contracts is summarized as follows:

                                                          1996    1995    1994
                                                         ------  ------  ------
YEARS ENDED DECEMBER 31 (in millions)
Balance at January 1.................................... $3,296  $2,670  $2,553
 Less reinsurance recoverables..........................    214     104      88
                                                         ------  ------  ------
Net balance at January 1................................  3,082   2,566   2,465
                                                         ------  ------  ------
Incurred related to:
 Current year...........................................  2,951   3,420   2,831
 Prior years............................................   (114)    (68)    (75)
                                                         ------  ------  ------
Total incurred..........................................  2,837   3,352   2,756
                                                         ------  ------  ------
Paid related to:
 Current year...........................................  1,998   2,053   1,887
 Prior years............................................    791     783     768
                                                         ------  ------  ------
Total paid..............................................  2,789   2,836   2,655
                                                         ------  ------  ------
Net balance at December 31..............................  3,130   3,082   2,566
 Plus reinsurance recoverables..........................    215     214     104
                                                         ------  ------  ------
Balance at December 31.................................. $3,345  $3,296  $2,670
                                                         ======  ======  ======

  The Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to reduce its catastrophe losses and provide diversification of risk.

6. INCOME TAXES

  Income tax expense for U.S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the "Code"). Under the Code, the amount of Federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies.

  MetLife and its eligible subsidiaries file a consolidated U. S. income tax return and separate income tax returns as required. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between income determined for financial reporting purposes and taxable income.

INCOME TAX EXPENSE (BENEFIT) OF CONTINUING OPERATIONS

                                                          CURRENT DEFERRED TOTAL
                                                          ------- -------- -----
1996 (in millions)
Federal..................................................  $346     $ 66   $412
State and local..........................................    25        6     31
Foreign..................................................    27       12     39
                                                           ----     ----   ----
  Total..................................................  $398     $ 84   $482
                                                           ====     ====   ====
1995 (in millions)
Federal..................................................  $241     $ 65   $306
State and local..........................................    52        3     55
Foreign..................................................    22       24     46
                                                           ----     ----   ----
  Total..................................................  $315     $ 92   $407
                                                           ====     ====   ====
1994 (in millions)
Federal..................................................  $443     $(95)  $348
State and local..........................................    15       (5)    10
Foreign..................................................    17        5     22
                                                           ----     ----   ----
  Total..................................................  $475     $(95)  $380
                                                           ====     ====   ====

Reconciliations of the differences between income taxes of continuing operations computed at the federal statutory tax rates and consolidated provisions for income taxes are as follows:

                                                              1996   1995  1994
                                                             ------  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Income before taxes........................................  $1,406  $744  $413
Income tax rate............................................      35%   35%   35%
                                                             ------  ----  ----
Expected income tax expense at federal statutory income tax
rate.......................................................     492   260   145
Tax effect of:
 Tax exempt investment income..............................     (18)   (9)   (9)
 Differential earnings amount..............................      38    67   206
 State and local income taxes..............................      23    37     5
 Foreign operations........................................      (7)   25     3
 Tax credits...............................................     (15)  (15)   --
 Prior year taxes..........................................     (46)   (3)    3
 Other, net................................................      15    45    27
                                                             ------  ----  ----
Income tax expense.........................................  $  482  $407  $380
                                                             ======  ====  ====

  The deferred tax asset or liability recorded on the consolidated balance sheets represents the future tax effects of the temporary differences between the tax basis of assets and liabilities and their amounts for financial reporting. Significant components of deferred tax assets relate to policyholder liabilities and unrealized investment losses. The major items associated with deferred tax liabilities relate to policy acquisition costs, the excess of tax over financial statement depreciation, and unrealized investment gains.

  As of December 31, 1996, the net deferred tax asset includes a benefit of $18 million resulting from foreign net operating loss carryforwards from several foreign affiliates. This benefit is offset by a valuation allowance of $18 million. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred tax asset for foreign net operating loss carryforwards will not be realized. The benefit will be recognized when management believes that it is more likely than not that the deferred tax asset is realizable.

  As of December 31, 1996, the deferred tax asset includes a benefit of $12 million resulting from U.S. tax basis net operating loss carryforwards of $34 million. Subject to statutory limitations, these carryforwards are available to offset taxable income through the year 2011.

7. EMPLOYEE BENEFIT PLANS

 PENSION PLANS

  The Company has defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. The Company is both the sponsor and administrator of these plans. Retirement benefits are based on years of credited service and final average earnings history.

  Components of the net periodic pension cost for the defined benefit qualified and nonqualified pension plans are as follows:

                                                               1996  1995  1994
                                                               ----  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Service cost.................................................. $ 77  $ 62  $ 93
Interest cost on projected benefit obligation.................  232   222   216
Actual return on assets....................................... (273) (280) (246)
Net amortization and deferrals................................  (12)  (13)  (28)
                                                               ----  ----  ----
Net periodic pension cost..................................... $ 24  $ (9) $ 35
                                                               ====  ====  ====

  The funded status of the qualified and nonqualified defined benefit pension plans and a comparison of the accumulated benefit obligation, plan assets and projected benefit obligation are as follows:

                                            1996                   1995
                                   ---------------------- ----------------------
                                   OVERFUNDED UNDERFUNDED OVERFUNDED UNDERFUNDED
                                   ---------- ----------- ---------- -----------
DECEMBER 31 (in millions)
Actuarial present value of
obligations:
 Vested..........................    $2,756      $135       $2,682      $121
 Nonvested.......................        38       --            43         1
                                     ------      ----       ------      ----
Accumulated benefit obligation...    $2,794      $135       $2,725      $122
                                     ======      ====       ======      ====
Projected benefit obligation.....    $3,084      $184       $3,047      $166
Plan assets (principally Company
 investment contracts) at
 contract value..................     3,495       133        3,236       117
                                     ------      ----       ------      ----
Plan assets in excess of (less
 than) projected benefit obliga-
 tion............................       411       (51)         189       (49)
Unrecognized prior service cost..       165       --            71        (4)
Unrecognized net (loss) gain from
 past experience different from
 that assumed....................        (5)       38          351        43
Unrecognized net asset at transi-
 tion............................      (172)       (4)        (206)       (5)
                                     ------      ----       ------      ----
Prepaid (accrued) pension cost at
 December 31.....................    $  399      $(17)      $  405      $(15)
                                     ======      ====       ======      ====

  The weighted average discount rate used in determining the actuarial present value of the projected benefit obligation ranged from 7.25 percent to 8.0 percent for 1996 and 7.25 percent to 8.5 percent for 1995. The weighted average assumed rate of increase in future compensation levels ranged from 4.0 percent to 8.0 percent in 1996 and 1995. The assumed long-term rate of return on assets used in determining the net periodic pension cost ranged from 8.0 percent to 8.5 percent in 1996 and 8.0 percent to 9.5 percent in 1995. In addition, several other factors, such as expected retirement dates and mortality, enter into the determination of the actuarial present value of the accumulated benefit obligation.

SAVINGS AND INVESTMENT PLANS

  The Company sponsors savings and investment plans available for substantially all employees under which the Company matches a portion of employee contributions. During 1996, 1995 and 1994, the Company contributed $42 million, $49 million and $53 million, respectively, to the plans.

OTHER POSTRETIREMENT BENEFITS

  The Company also provides certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to such benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

  The following table sets forth the postretirement health care and life insurance plans' combined status reconciled with the amount included in the Company's consolidated balance sheets.

                                                                 1996    1995
                                                                ------  ------
DECEMBER 31 (in millions)
Accumulated postretirement benefit obligation:
 Retirees...................................................... $1,170  $1,223
 Fully eligible active employees...............................    135     111
 Active employees not eligible to retire.......................    378     366
                                                                ------  ------
  Total........................................................  1,683   1,700
Plan assets (Company insurance contracts) at contract value....    897     804
                                                                ------  ------
Plan assets less than accumulated postretirement benefit obli-
 gation........................................................   (786)   (896)
Unrecognized net (loss) gain from past experience different
 from that assumed and from
 changes in assumptions........................................    (20)    108
                                                                ------  ------
Accrued nonpension postretirement benefit cost at December 31.. $ (806) $ (788)
                                                                ======  ======

  The components of the net periodic nonpension postretirement benefit cost are as follows:

                                                               1996  1995  1994
                                                               ----  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Service cost.................................................. $ 41  $28   $ 43
Interest cost on accumulated postretirement benefit obliga-
 tion.........................................................  127  115    122
Actual return on plan assets (Company insurance contracts)....  (58) (63)   (56)
Net amortization and deferrals................................    2   (9)    (1)
                                                               ----  ---   ----
Net periodic nonpension postretirement benefit cost........... $112  $71   $108
                                                               ====  ===   ====

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 9.5 percent in 1996, gradually decreasing to 5.25 percent over 12 years and 10.0 percent in 1995 decreasing to 5.25 percent over 12 years. The weighted average discount rate used in determining the accumulated postretirement benefit obligation ranged from 7.0 percent to 7.75 percent at December 31, 1996 and was 7.25 percent at December 31, 1995.

  If the health care cost trend rate assumptions were increased 1.0 percent, the accumulated postretirement benefit obligation as of December 31, 1996 would be increased 9.0 percent. The effect of this change on the sum of the service and interest cost components of the net periodic postretirement benefit cost for the year ended December 31, 1996, would be an increase of
13.0 percent.

8. LEASES

 LEASE INCOME ON REAL ESTATE

  During 1996, 1995 and 1994, the Company received $1,658 million, $1,523 million and $1,538 million, respectively, in lease income related to its wholly owned real estate portfolio. In accordance with industry practice, certain of the Company's lease agreements with retail tenants result in income that is contingent on the level of the tenants' sales revenues. At December 31, 1996, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate is $853 million, $783 million, $695 million, $607 million and $526 million for 1997 and each of the succeeding four years, respectively, and $1,609 million thereafter.

 LEASE EXPENSE

  The Company has entered into various lease agreements for office space, data processing and other equipment. Future gross minimum rental payments under noncancelable leases for 1997 and the succeeding four years are $129 million, $110 million, $91 million, $70 million and $55 million, respectively, and $74 million thereafter. Minimum future sublease rental income on these noncancelable leases is $30 million, $25 million, $32 million, $23 million and $17 million for 1997 and the succeeding four years, respectively, and $45 million thereafter.

9. DEBT

  Debt consisted of the following:

                                                                    1996   1995
                                                                   ------ ------
DECEMBER 31 (in millions)
6.300% surplus notes scheduled to mature on November 1, 2003.....  $  396 $  395
7.000% surplus notes scheduled to mature on November 1, 2005.....     248    248
7.700% surplus notes scheduled to mature on November 1, 2015.....     197    197
7.450% surplus notes scheduled to mature on November 1, 2023.....     296    296
7.875% surplus notes scheduled to mature on February 15, 2024....     148    148
7.800% surplus notes scheduled to mature on November 1, 2025.....     248    247
Mortgage debt, due 1997 through 2015, interest rates ranging from
7.25% to 10.25%..................................................      96    187
Other............................................................     425    627
                                                                   ------ ------
 Total long-term debt............................................   2,054  2,345
Short-term debt..................................................   3,311  3,235
                                                                   ------ ------
 Total...........................................................  $5,365 $5,580
                                                                   ====== ======

  Payments of interest and principal on the surplus notes may be made only with the prior approval of the Superintendent of Insurance of the State of New York ("Superintendent"). Subject to the prior approval of the Superintendent, the 7.45 percent surplus notes may be redeemed, as a whole or in part, at the election of the Company at any time on or after November 1, 2003.

  At December 31, 1996, aggregate maturities of the long-term debt based on required principal payments at maturity for 1997 and the succeeding four years amounted to $72 million, $22 million, $106 million, $38 million and $9 million, respectively, and $1,828 million thereafter.

  As of December 31, 1996, the Company had unused lines of credit under agreements with various banks having a principal amount of $1,821 million.

10. CONTINGENCIES

  Litigation seeking compensatory and/or punitive damages relating to the marketing by the Company of individual life insurance (including putative class and individual actions) has been instituted by or on behalf of policyholders and others, and additional litigation relating to the Company's life insurance marketing may be commenced in the future. In addition, an investigation into certain life insurance marketing, which was commenced by the Office of the United States Attorney for the Middle District of Florida, in conjunction with a grand jury, as early as 1994, has not been terminated.

  Numerous litigation, claims and assessments against the Company, in addition to the aforementioned, have arisen in the course of the Company's business, operations and activities. In certain of these matters, including actions with multiple plaintiffs, very large and/or indeterminate amounts, including punitive and treble damages, are sought.

  While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in all such matters, it is the opinion of the Company's management that their outcome, after consideration of the provisions made in the Company's financial statements, is not likely to have a material adverse effect on the Company's financial position.

11. OTHER OPERATING COSTS AND EXPENSES

  Other operating costs and expenses consisted of the following:

                                                          1996    1995    1994
                                                         ------  ------  ------
YEARS ENDED DECEMBER 31 (in millions)
Compensation costs...................................... $1,813  $1,607  $1,553
Commissions.............................................    722     853     700
Interest and debt issue costs...........................    311     285     264
Amortization of policy acquisition costs................    637     684     601
Capitalization of policy acquisition costs.............. (1,028) (1,060) (1,062)
Rent expense, net of sublease...........................    180     184     179
Restructuring charges...................................     18      88     --
Other...................................................  2,058   1,644   1,265
                                                         ------  ------  ------
 Total.................................................. $4,711  $4,285  $3,500
                                                         ======  ======  ======

  During 1996 and 1995, the Company recorded restructuring charges primarily related to the consolidation of administration and agency sales force leased office space and costs relating to workforce reductions.

12. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments presented below have been determined by the Company using market information available as of December 31, 1996 and 1995, and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

  The estimates presented below are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                                       ESTIMATED
                                                    NOTIONAL CARRYING    FAIR
                                                     AMOUNT   VALUE      VALUE
                                                    -------- --------  ---------
DECEMBER 31, 1996 (in millions)
Assets
 Fixed maturities..................................          $86,361    $86,588
 Equity securities.................................            2,816      2,816
 Mortgage loans on real estate.....................           18,964     19,342
 Policy loans......................................            5,842      5,796
 Short-term investments............................              741        741
 Cash and cash equivalents.........................            2,325      2,325
Liabilities
 Policyholder account balances.....................           30,470     30,611
 Short- and long-term debt.........................            5,365      5,331
Other financial instruments
 Interest rate swaps...............................  $1,242      --         (14)
 Interest rate caps................................   1,946       20         14
 Foreign currency swaps............................     207      --         (23)
 Foreign currency forwards.........................     151        3          3
 Covered call options..............................      25       (2)        (2)
 Unused lines of credit............................   1,821      --           1

                                                                       ESTIMATED
                                                    NOTIONAL CARRYING    FAIR
                                                     AMOUNT   VALUE      VALUE
                                                    -------- --------  ---------
DECEMBER 31, 1995 (in millions)
Assets
 Fixed maturities..................................          $87,752    $88,227
 Equity securities.................................            1,749      1,749
 Mortgage loans on real estate.....................           17,216     18,161
 Policy loans......................................            5,714      5,884
 Short-term investments............................            1,769      1,769
 Cash and cash equivalents.........................            1,930      1,930
Liabilities
 Policyholder account balances.....................           31,595     31,974
 Short- and long-term debt.........................            5,580      5,594
Other financial instruments
 Interest rate swaps...............................  $2,031      (29)       (40)
 Interest rate caps................................   2,711       32         15
 Foreign currency swaps............................      89       --          4
 Foreign currency forwards.........................     121        1          1
 Covered call options..............................      25       (2)        (2)
 Futures contracts.................................   1,402      (19)       --
 Unused lines of credit............................   1,645      --           1

  For fixed maturities that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded fixed maturities represented approximately 80 percent of the estimated fair value of the total fixed maturities as of December 31, 1996 and 1995. For all other bonds, estimated fair value was determined by management, based primarily on interest rates, maturity, credit quality and average life. Included in fixed maturities are loaned securities with estimated fair values of $7,293 million and $8,418 million at December 31, 1996 and 1995, respectively. Estimated fair values of equity securities were generally based on quoted market prices. Estimated fair values of mortgage loans were generally based on discounted projected cash flows using interest rates offered for loans to borrowers with comparable credit ratings and for the same maturities. Estimated fair values of policy loans were based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and Company experience to project patterns of loan accrual and repayment. For cash and cash equivalents and short-term investments, the carrying amount is a reasonable estimate of fair value.

  The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

  The estimated fair value of short- and long-term debt was determined using rates currently available to the Company for debt with similar terms and remaining maturities.

  For interest rate and foreign currency swaps, interest rate caps, foreign currency forwards, covered call options and futures contracts, estimated fair value is the amount at which the contracts could be settled based on estimates obtained from dealers. The estimated fair values of unused lines of credit were based on fees charged to enter into similar agreements.

13. STATUTORY FINANCIAL INFORMATION

  The FASB Interpretation and the FASB Standard referred to in Note 1 required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The effect (except for the adoption of SFAS No. 115 in 1994) of applying the Interpretation and the Standard is as follows:

                                 (IN MILLIONS)
      DECEMBER 31, 1993,
      statutory surplus:
       MetLife historical......     $ 6,406
       The New England
       historical..............         401
       Adjustments to conform
       statutory accounting
       policies................        (315)
                                    -------
                                      6,492
      Adjustments to GAAP:
         Future policy benefits
       and policyholder account
       balances................      (3,975)
       Deferred policy
       acquisition costs.......       6,142
       Deferred income taxes...       1,032
       Valuation of
       investments.............      (2,216)
       Statutory asset
       valuation reserves......       1,743
       Statutory interest
       maintenance reserve.....         962
       Surplus notes...........        (629)
       Other, net..............         (38)
                                    -------
      January 1, 1994, Equity..     $ 9,513
                                    =======

  The following reconciles net change in statutory surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis.

                                                              1996  1995  1994
                                                              ----  ----  -----
YEARS ENDED DECEMBER 31 (in millions)
Net change in statutory surplus:
 MetLife historical.......................................... $366  $260  $(102)
 The New England historical..................................  --     (8)   231
 Adjustments to conform statutory accounting policies........  --    (23)   (65)
                                                              ----  ----  -----
                                                               366   229     64
Adjustments to GAAP:
 Future policy benefits and policyholder account balances.... (165)  (17)  (464)
 Deferred policy acquisition costs...........................  391   376    461
 Deferred income taxes.......................................  (74)  (97)    47
 Valuation of investments....................................  (84)  106    (53)
 Statutory asset valuation reserves..........................  599    30    313
 Statutory interest maintenance reserve......................   19   284    (58)
 Surplus notes...............................................  --   (622)  (148)
 Other, net.................................................. (199)  410    (48)
                                                              ----  ----  -----
 Net Earnings................................................ $853  $699  $ 114
                                                              ====  ====  =====

                                                                1996     1995
                                                               -------  -------
DECEMBER 31 (in millions).....................................
Statutory surplus:
 MetLife historical........................................... $ 7,151  $ 6,564
 The New England historical...................................     --       624
 Adjustments to conform statutory accounting policies.........     --      (403)
                                                               -------  -------
                                                                 7,151    6,785
 Adjustments to GAAP:
  Future policy benefits and policyholder account balances....  (5,742)  (6,781)
  Deferred policy acquisition costs...........................   7,227    6,508
  Deferred income taxes.......................................     264      (28)
  Valuation of investments....................................     610    3,070
  Statutory asset valuation reserves..........................   2,684    2,085
  Statutory interest maintenance reserve......................   1,208    1,189
  Surplus notes...............................................  (1,393)  (1,391)
  Other, net..................................................     (26)     317
                                                               -------  -------
  Equity...................................................... $11,983  $11,754
                                                               =======  =======

                            APPENDIX TO PROSPECTUS

                             OPTIONAL INCOME PLANS

  The insurance proceeds when the insured dies, the proceeds payable on the Final Date, or the cash surrender value payable on full surrender of a Policy, instead of being paid in one lump sum, may be applied under one or more of the following income plans. Values under the income plans do not depend upon the investment experience of a separate account. The selection of an income plan can significantly affect the federal income tax consequences associated with the Policy proceeds. Owners and beneficiaries should consult with qualified tax advisers in this regard.

OPTION 1. Interest income

  The amount applied will earn interest which will be paid monthly. Withdrawals of at least $500 each may be made at any time by written request.

OPTION 2. Installment Income for a Stated Period

  Monthly installment payments will be made so that the amount applied, with interest, will be paid over the period chosen (from 1 to 30 years).

OPTION 2A. Installment Income of a Stated Amount

  Monthly installment payments of a chosen amount will be made until the entire amount applied, with interest, is paid.

OPTION 3. Single Life Income--Guaranteed Payment Period

  Monthly payments will be made during the lifetime of the payee with a chosen guaranteed payment period of 10, 15 or 20 years.

OPTION 3A. Single Life Income--Guaranteed Return

  Monthly payments will be made during the lifetime of the payee. If the payee dies before the total amount applied under this plan has been paid, the remainder will be paid in one sum as a death benefit.

OPTION 4. Joint and Survivor Life Income

  Monthly payments will be made jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor. A total payment period of 10 years is guaranteed.

  Other Frequencies and Plans. Instead of monthly payments, the owner may elect to have payments made quarterly, semiannually or annually. Other income plans may be arranged with Metropolitan Life's approval.

  Choice of Income Plans. See "Policy Benefits--Optional Income Plans" and "Policy Rights--Surrenders" regarding how optional income plans may be chosen. When an income plan starts, a separate contract will be issued describing the terms of the plan. Specimen contracts may be obtained from Metropolitan Life sales representatives, and reference should be made to these forms for further details.

  Limitations. If the payee is not a natural person, the choice of an income plan will be subject to Metropolitan Life's approval. A collateral assignment will modify a prior choice of income plan. The amount due the assignee will be payable in one sum and the balance will be applied under the income plan. A choice of an income plan will not become effective unless each payment under the plan would be at least $50. Income plan payments may not be assigned and, to the extent permitted by law, will not be subject to the claims of creditors.

  Income Plan Rates. Amounts applied under the interest income and installment income plans will earn interest at a rate set from time to time by Metropolitan Life but never less than 3% per year. Life income payments will be based on a rate set by Metropolitan Life and in effect on the date the amount to be applied becomes payable, but never less than the minimum payments guaranteed in the Policy. Such minimum guaranteed payments are based on certain assumed mortality rates and an interest rate of 3%.

                          OPTIONAL INSURANCE BENEFITS

  Optional insurance benefit riders may be attached to a Policy, subject to certain insurance underwriting requirements and the payment of additional premiums. These riders are described in general terms below. Limitations and conditions are contained in the riders, and the description below is subject to the specific terms of the riders. A prospective purchaser may obtain a specimen Policy with riders from a Metropolitan Life sales representative. The duration, but not the amount, of rider benefits may depend on the investment experience of a separate account.

  Disability Waiver Benefit. This rider waives the entire monthly deduction during the total disability of the insured if the insured is totally and continuously disabled for at least six months beginning prior to age 60. If the total disability continues without interruption to the Policy anniversary at age 65, it will be deemed permanent and all further monthly deductions will be waived as they fall due. If there has been an increase in the death benefit resulting from a request by the Policy owner and the Policy owner at the time of the increase did not request or did not qualify for this rider with respect to such increase, monthly deductions for charges related to such increase will continue to be made against the cash value of the Policy. This could result in the cash value being insufficient to cover the monthly deductions related to the increase. In such a case, the grace period and termination provisions of the Policy would apply only to such increase in death benefit. Since the monthly deduction with respect to the increase in the death benefit could reduce the cash value of the Policy to zero, it may be advantageous for the Policy owner, at the time of the total disability, to reduce the death benefit to that amount which is subject to this rider.

  Accidental Death Benefit. This rider provides additional insurance equal to an amount stated in the Policy if the insured dies from an accident prior to age 70. It also provides an additional amount equal to twice the stated amount if the insured dies from an accident occurring while the insured is a fare-paying passenger on a common carrier. This rider is available at issue only.

  Children's Term Insurance Benefit. This rider provides term insurance on each insured child payable to the child's beneficiary if an insured child dies before the end of coverage on that child (generally at the child's twenty-fifth birthday).

  Spouse Term Insurance Benefit. This rider provides term insurance on the life of the spouse payable to the spouse's beneficiary if the spouse dies prior to age 65 while the rider is in effect.

  Accelerated Death Benefit. This rider provides for a one-time discounted payment of all or a portion of the death benefit to the Policy owner once the insured has been determined to be terminally ill with twelve months or less to live. The size of the benefit payment and the maximum benefit are stated in the rider. There are no premiums or rider fees for this rider. A payment of all the discounted death benefit will not be subject to any surrender charges.

  Upon payment of a portion of the death benefit, the death benefit under the Policy is reduced to reflect the amount of the payment. In addition, the specified face amount, the cash value and the cash surrender value are reduced by the same proportion as the amount of the reduction of the death benefit divided by the death benefit prior to the payment. Any outstanding loan is reduced and paid out of the proceeds of the portion only if such reduction is necessary to keep the Policy in force. Moreover, in the case of payment of all of the death benefit, the amount of any outstanding Policy loan will be deducted from the payment.

  The payment under this rider may affect eligibility for benefits under state or federal law. Generally, payments under this rider should be income tax free as amounts paid by reason of the death of the insured. Counsel and other competent advisors should be consulted to determine the effect on an individual situation.

[LOGO] MetLife(R)
                                                                    Bulk
 MetLife Customer Service Center--Warwick                           Rate
 P.O. Box 520                                                       U.S.
 Warwick, RI 02887-0520                                           Postage
                                                                    Paid
 ADDRESS CORRECTION REQUESTED                                     Rutland,
                                                                     VT
 FORWARDING AND RETURN                                             Permit
 POSTAGE GUARANTEED                                                 220

[LOGO] MetLife(R)
                                                                    Bulk
 MetLife Customer Service Center--Tulsa                             Rate
 P.O. Box 21889                                                     U.S.
 Tulsa, OK 74121-1889                                             Postage
                                                                    Paid
 ADDRESS CORRECTION REQUESTED                                     Rutland,
                                                                     VT
 FORWARDING AND RETURN                                             Permit
 POSTAGE GUARANTEED                                                 220

 METLIFE (R)

 UL II

FLEXIBLE PREMIUM MULTIFUNDED LIFE



PROSPECTUSES FOR

 . FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES

 ISSUED BY

    METROPOLITAN LIFE INSURANCE COMPANY

 . METROPOLITAN SERIES FUND, INC.


                                     [ART]

                  ML-UL2 (5/97 EDITION) PRINTED IN U.S.A.
                           96041ASX (EXP0597) MLIC-LD

                                    PART II

                      CONTENTS OF REGISTRATION STATEMENT

             REPRESENTATION WITH RESPECT TO FEES AND CHARGES

  Metropolitan Life represents that the fees and charges deducted under the Policies described in this amended Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life under the Policies. Metropolitan Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Metropolitan Life to earn a profit, the degree to which the Policies include innovative features, and regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.

  This Registration Statement comprises the following papers and documents:

    The facing sheet.

    Cross-Reference Table.

    The Prospectus, consisting of 96 pages.

    Undertaking to File Reports as filed with the initial filing of this Registration Statement on May 14, 1992.

    Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933 as filed with the initial filing of this Registration Statement on May 14, 1992.

    Representation with respect to fees and charges as filed herewith.

    The signatures.

    Written Consents of the following persons:

     Michael Harwood (filed with Exhibit 6 below).

     Freedman, Levy, Kroll & Simonds as filed with the initial filing of this Registration Statement on May 14, 1992.

     Deloitte & Touche LLP.

    The following exhibits:

      1.A (1) --Resolution of Board of Directors of Metropolitan Life
               effecting the establishment of Metropolitan Life Separate
               Account UL..................................................   +
     (2)      --Not Applicable
     (3)      --(a) Not Applicable
              --(b) Form of Selected Broker Agreement......................   +
              --(c) Schedule of Sales Commissions..........................  ++
     (4)      --Not applicable
     (5)      --(a) Specimen Flexible Premium Multifunded Life Insurance
                  Policy (including application and any alternate pages as
                  required by state law) with form of riders, if any.......   +
              --(b) Riders for Disability Waiver Rider, and Accidental
              Death Benefit................................................   +
              --(c) Riders for Accelerated Death Benefit, Children's Term
                  Insurance Benefit and Spouse Term Insurance Benefit......   +
              --(d) New York Endorsement to Flexible Premium Multifunded
                  Life Insurance Policy....................................   +
              --(e) Additional alternate pages required by state law.......   +
              --(f) Endorsement adding death benefit Option C..............   +

     (6) --(a) Charter and By-Laws of Metropolitan Life...................   +++
         --(b) Amendment to By-laws.......................................   +++
     (7) --Not Applicable
     (8) --Not Applicable
     (9) --Not Applicable
      2. --See Exhibit 1.A(5) above
      3. --Opinion and consent of Counsel as to the legality of the
          securities being registered.....................................    +
      4. --Not Applicable
      5. --Not Applicable
      6. --Opinion and consent of Michael Harwood relating to the Flexible
          Premium Multifunded Life Insurance Policies.....................    +
      8. --Powers of Attorney.............................................    +
      9. --Method of Computing Exchange pursuant to Rule 6e-
          3(T)(b)(13)(v)(B) under the Investment Company Act of 1940 (not required because there will be no cash value adjustments)
     11. --Memoranda describing certain procedures filed pursuant to Rule
          6e-3(T)(b)(12)(iii).............................................    +
     27. --Financial Data Schedule........................................    +

--------

  +Filed herewith.




 ++Incorporated by reference from "Distribution of the Policies" in the Prospectus included herein.

+++ Incorporated by reference to the filing of Post-Effective Amendment No. 4 to the Registration Statement of Separate Account UL (File No. 33-57320) on March 1, 1996.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, METROPOLITAN LIFE INSURANCE COMPANY CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS AMENDED REGISTRATION STATEMENT PURSUANT TO RULE 485(b) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDED REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN THE CITY OF NEW YORK, STATE OF NEW YORK, THIS 30TH DAY OF APRIL, 1997.

                                          METROPOLITAN LIFE
                                           INSURANCE COMPANY
(Seal)

                                                 /s/  Gary A. Beller
                                          By: ________________________________

                                              GARY A. BELLER, ESQ. EXECUTIVE
                                             VICE-PRESIDENT & GENERAL COUNSEL

            /s/  Ruth Gluck
Attest: _____________________________
      RUTH GLUCK, ESQ. ASSISTANT
               SECRETARY

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDED REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                         TITLE                DATE


*                                       Chairman, President,
-------------------------------------    Chief Executive
           HARRY P. KAMEN                Officer and
                                         Director (Principal
                                         Executive Officer)

*                                       Senior Executive
-------------------------------------    Vice-President and
          STEWART G. NAGLER              Chief Financial
                                         Officer (Principal
                                         Financial Officer)

*                                       Senior Vice-
-------------------------------------    President and
         FREDERICK P. HAUSER             Controller
                                         (Principal
                                         Accounting Officer)

*                                       Director
-------------------------------------
         CURTIS H. BARNETTE

*                                       Director
-------------------------------------

          GERALD CLARK

*                                       Director
-------------------------------------

          JOAN GANZ COONEY

     /s/ Christopher P. Nicholas
*By _________________________________                           April 30, 1997
    CHRISTOPHER P. NICHOLAS, ESQ.
          ATTORNEY-IN-FACT

              SIGNATURE                         TITLE                DATE

                  *
-------------------------------------   Director

      BURTON A. DOLE, JR.

               *                        Director
-------------------------------------

       JAMES R. HOUGHTON

                  *                     Director
-------------------------------------
          HELENE L. KAPLAN

               *                        Director
-------------------------------------

      CHARLES M. LEIGHTON

               *                        Director
-------------------------------------

       RICHARD J. MAHONEY

                  *                     Director
-------------------------------------
           ALLEN E. MURRAY

                  *                     Director
-------------------------------------
         JOHN J. PHELAN, JR.

                  *                     Director
-------------------------------------
          JOHN B. M. PLACE

                  *                     Director
-------------------------------------
            HUGH B. PRICE

                  *                     Director
-------------------------------------
         ROBERT G. SCHWARTZ

                  *                     Director
-------------------------------------
       RUTH J. SIMMONS, PH.D.

                  *                     Director
-------------------------------------
          WILLIAM S. SNEATH

                                        Director

-------------------------------------

     WILLIAM C. STEERE, JR.

     /s/ Christopher P. Nicholas
*By _________________________________                           April 30, 1997
    CHRISTOPHER P. NICHOLAS, ESQ.
          ATTORNEY-IN-FACT

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, METROPOLITAN LIFE SEPARATE ACCOUNT UL, CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS AMENDED REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDED REGISTRATION STATEMENT TO BE SIGNED, ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN THE CITY OF NEW YORK, STATE OF NEW YORK THIS 30TH DAY OF APRIL, 1997.

                                          METROPOLITAN LIFE SEPARATE ACCOUNT
                                          UL
                                            (REGISTRANT)

                                            By: METROPOLITAN LIFE INSURANCE
                                                COMPANY
                                                   (DEPOSITOR)


(Seal)
                                                    /s/ Gary A. Beller
                                              By: _____________________________

                                                      GARY A. BELLER, ESQ.
                                                  EXECUTIVE VICE-PRESIDENT AND
                                                      GENERAL COUNSEL

            /s/ Ruth Gluck
Attest: _____________________________
      RUTH GLUCK, ESQ. ASSISTANT
               SECRETARY

                         INDEPENDENT AUDITORS' CONSENT

Metropolitan Life Insurance Company:

  We consent to the use in this Post-Effective Amendment No. 5 to the Registration Statement No. 33-47927 of Metropolitan Life Separate Account UL on Form S-6 of our report dated February 28, 1997 relating to Metropolitan Life Separate Account UL appearing in the Prospectus, which is a part of such Registration Statement, our report dated April 4, 1997 relating to Metropolitan Life Insurance Company also appearing in the Prospectus, and to the reference to us under the heading "Experts" in such Prospectus.

Deloitte & Touche LLP
New York, New York

April 28, 1997